    As filed with the Securities and Exchange Commission on October 31, 1996

                                                        Registration No. 2-34552
                                                                        811-1939
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |_|

                            PRE-EFFECTIVE AMENDMENT NO.                      |_|

                         POST-EFFECTIVE AMENDMENT NO. 37                     |X|

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |_|

                                AMENDMENT NO. 25                             |X|

                                    ---------

                     PILGRIM AMERICA INVESTMENT FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

          Two Renaissance Square, 12th Floor, 40 North Central Avenue,
                             Phoenix, Arizona 85004
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 331-1080

                             James M. Hennessy, Esq.
                        Pilgrim America Investments, Inc.
          Two Renaissance Square, 12th Floor, 40 North Central Avenue,
                             Phoenix, Arizona 85004
               (Name and Address of Agent for Service of Process)

                                    ---------

                                 With copies to:

                             Jeffrey S. Puretz, Esq.
                             Dechert Price & Rhoads
                               1500 K Street, N.W.
                             Washington, D.C. 20005

                                    ---------

  It is proposed that this filing will become effective (check appropriate box)


|X|   Immediately upon filing pursuant to
      paragraph (b)

|_|   60 days after filing pursuant to
      paragraph (a)(1)

|_|   75 days after filing pursuant to
      paragraph (a)(2)

|_|   on (date) pursuant to paragraph (b)

|_|   on (date) pursuant to paragraph (a)(1)

|_| on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

|_| this post effective amendment designates a new effective date for a previously filed post-effective amendment.

     Registrant has registered an indefinite number of shares of common stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed its Rule 24f-2 Notice for the fiscal year ended June 30, 1996 on August 29, 1996.
================================================================================

                     PILGRIM AMERICA INVESTMENT FUNDS, INC.
                       Registration Statement on Form N-1A
                              CROSS REFERENCE SHEET

  N-1A                                        Location in
Item No.                                      Registration Statement
--------                                      ----------------------

                   Part A: Information Required in Prospectus

1.  Cover Page                            Cover Page
2.  Synopsis                              The Funds at a Glance; Summary of
                                          Expenses
3.  Condensed Financial Information       Financial Highlights
4.  General Description of Registrant     The Funds Investment Objectives and
                                          Policies; Investment Practices and
                                          Risk Considerations
5.  Management of the Fund                Management of the Funds
5A. Management's Discussion of Fund       *
    Performance
6.  Capital Stock and Other Securities    Additional Information; Dividends,
                                          Distributions & Taxes
7.  Purchase of Securities Being Offered  Shareholder Guide -- Pilgrim America
                                          Purchase Options; Shareholder Guide --
                                          Purchasing Shares
8.  Redemption or Repurchase              How to Redeem Shares
9.  Pending Legal Proceedings             Not Applicable

                         Part B: Information Required in
                       Statement of Additional Information

10. Cover Page                            Cover Page
11. Table of Contents                     Table of Contents
12. General Information and History       History of the Fund; General
                                          information
13. Investment Objectives and Policies    Investment Objectives and Policies;
                                          Investment Restrictions
14. Management of the Registrant          Directors and Officers; Management of
                                          the Fund
15. Control Persons and Principal         Directors and Officers; General
    Holders of Securities                 Information
16. Investment Advisory and Other         Management of the Fund
    Services
17. Brokerage Allocation                  Execution of Portfolio Transactions
18. Capital Stock and Other Securities    General Information; Distributions
19. Purchase, Redemption and Pricing      Additional Purchase and Redemption
    of Securities Being Offered           Information
                                          Shareholder Services and Privileges;
                                          Determination of Share Price
20. Tax Status                            Tax Considerations
21. Underwriters                          Management of the Fund
22. Calculation of Performance Data       Performance Information

23. Financial Statements                  Financial Statements


* Contained in the Annual Report of Registrant

                                EXPLANATORY NOTE

      This registration statement contains a single prospectus to be used by both series of the Registrant and is followed by a separate Statement of Additional Information for each of the Registrant's Series.

Prospectus


       [LOGO]

                                                  Elite Series
                                          Pilgrim America MagnaCap Fund
                                         Pilgrim America High Yield Fund
                                     Pilgrim Government Securities Income Fund


 TWO RENAISSANCE SQUARE, 40 NORTH CENTRAL AVENUE, SUITE 1200, PHOENIX, ARIZONA
                                     85004
                                 (800) 331-1080

The Pilgrim America Funds are a family of diversified, open-end and closed-end investment companies. This Prospectus describes three of the open-end investment company portfolios, also known as mutual funds (the Funds), each of which has its own investment objectives and policies. These three portfolios are referred to as the Elite Series.
                            ------------------------

                                   THE FUNDS

   PILGRIM AMERICA MAGNACAP FUND (MagnaCap Fund) seeks growth of capital, with dividend income as a secondary consideration. In making investments, the Fund also will consider preservation of capital. The Fund seeks to achieve its objectives by investing in common stocks of companies that the investment manager, Pilgrim America Investments, Inc. (Investment Manager), determines are of high quality based upon the selection criteria under its rising dividends standards.

   PILGRIM AMERICA HIGH YIELD FUND (High Yield Fund) seeks high current income as its primary objective. As a secondary objective, the Fund also seeks capital appreciation and, in making any investment decision, will consider the preservation of capital. The Fund seeks to achieve its objectives by investing at least 65% of its assets in higher yielding debt securities, preferred stocks and convertible securities.

   PILGRIM GOVERNMENT SECURITIES INCOME FUND (Government Securities Income
   Fund) seeks high current income, consistent with liquidity and preservation of capital. The Fund seeks to achieve its objective by investing at least 70% of its assets in securities issued or guaranteed by the U.S. Government, or certain of its agencies and instrumentalities.

                         ------------------------------
Each Fund offers three classes of shares, with varying types and amounts of sales and distribution charges. These Pilgrim America Purchase Options(TM) permit you to choose the method of purchasing shares that best suits your investment strategy.

This Prospectus presents information you should know before investing. Please keep it for future reference. A Statement of Additional Information about each

Fund, dated                 , 1996, has been filed with the Securities and
Exchange Commission and is incorporated by reference into this Prospectus (that is, it is legally considered a part of this Prospectus). This Statement is available free upon request by calling Pilgrim America Group, Inc. (Shareholder Servicing Agent) at (800) 331-1080.


INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING RISK OF LOSS OF PRINCIPAL. THE FUNDS' SHARES ARE NOT OBLIGATIONS, DEPOSITS, OR ACCOUNTS OF A BANK AND ARE NOT GUARANTEED BY A BANK. IN ADDITION, THE FUNDS' SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MOREOVER, THE HIGHER YIELDING SECURITIES IN WHICH HIGH YIELD FUND WILL INVEST ARE ORDINARILY IN THE LOWER RATING CATEGORIES OF RECOGNIZED RATING AGENCIES OR EQUIVALENT UNRATED SECURITIES, AND ARE COMMONLY KNOWN AS 'JUNK BONDS.' INVESTMENT IN THIS FUND MAY INVOLVE A HIGHER DEGREE OF RISK THAN A FUND THAT INVESTS IN INVESTMENT GRADE SECURITIES. INVESTORS SHOULD ONLY INVEST IN THIS FUND THAT PORTION OF THEIR ASSETS THAT THEY WISH TO COMMIT TO A PORTFOLIO THAT MAY BE ACCOMPANIED BY A HIGH DEGREE OF RISK.

                            ------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                     PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                           ------------------------

             The date of this Prospectus is                 , 1996

                             THE FUNDS AT A GLANCE*


               FUND                             OBJECTIVES AND POLICIES                             STRATEGY
  MAGNACAP FUND                      Long term growth of capital with income as a   The Investment Manager selects companies
                                     secondary consideration.                       that meet the 'Rising Dividends'
                                     Invests in equity securities that are          criteria: consistent dividend increases;
                                     determined to be of high quality by the        substantial dividend increases;
                                     Investment Manager based upon certain          reinvested substantial earnings; strong
                                     selection criteria.                            balance sheets; and attractive prices.
                                     Normally fully invested.                       Principal risk factors: exposure to
                                                                                    financial and market risks that accompany
                                                                                    investment in equities. You can expect
                                                                                    fluctuation in the value of the Fund's
                                                                                    portfolio securities and the Fund's
                                                                                    shares.*
  HIGH YIELD FUND                    High level of current income with capital      The Investment Manager selects
                                     appreciation as a secondary objective.         high-yielding fixed income securities
                                     Invests at least 65% of its assets in a        that do not, in its opinion, involve
                                     diversified portfolio of high-yielding debt    undue risk relative to the securities'
                                     securities commonly referred to as 'junk       return characteristics.
                                     bonds.' May also invest up to 35% of its       Principal risk factors: exposure to
                                     total assets in other types of fixed income    financial, market and interest rate risks
                                     securities, preferred and common stocks,       and greater credit risks than with
                                     warrants and other securities.                 higher-rated bonds. You can normally
                                     Normally fully invested.                       expect greater fluctuation in the value
                                                                                    of the Fund's shares than for the
                                                                                    Government Securities Income Fund,
                                                                                    particularly in response to economic
                                                                                    downturns.*
  GOVERNMENT SECURITIES INCOME FUND  High level of current income consistent with   The Investment Manager analyzes various
                                     liquidity and preservation of capital.         U.S. Government securities and selects
                                     Normally invests at least 70% of its assets    those offering the highest yield
                                     in securities issued or guaranteed by the      consistent with maintaining liquidity and
                                     U.S. Government, or certain of its agencies    preserving capital.
                                     and instrumentalities. The Fund does not       Principal risk factors: exposure to
                                     invest in highly leveraging derivatives, such  financial and interest rate risks, and
                                     as swaps, interest-only or principal-only      prepayment risk on mortgage related
                                     stripped mortgage-backed securities or         securities. You can normally expect
                                     interest rate futures contracts.               fluctuation in the value of the Fund's
                                     Normally fully invested.                       shares in response to changes in interest
                                                                                    rates, and relatively little fluctuation
                                                                                    in the absence of such changes.*
  Pilgrim America Investments, Inc. (the Investment Manager) serves as investment manager to each Fund.

  Pilgrim America Investments, Inc. manages and administers over $1.5 billion in assets for the Pilgrim America Funds.



  * This summary description should be read in conjunction with the more complete description of each Fund's investment objectives and policies and the Investment Manager elsewhere in this Prospectus. For information regarding the purchase and redemption of shares of each Fund, refer to the 'Shareholder Guide' below.

                              SUMMARY OF EXPENSES

Shares of the Funds are available through independent financial professionals, national and regional brokerage firms and other financial institutions (Authorized Dealers). You may select from three separate classes of shares:
Class A, Class B and Class M.

                        SHAREHOLDER TRANSACTION EXPENSES

                                                                     CLASS A     CLASS B     CLASS M
                                                                     --------    --------    --------
Maximum initial sales charge imposed on purchases of MagnaCap Fund
  (as a percentage of offering price).............................      5.75%(1)     None       3.50%(1)
Maximum initial sales charge imposed on purchases of High Yield
  Fund and Government Securities Income Fund (as a percentage of
  offering price).................................................      4.75%(1)     None       3.25%(1)
Maximum contingent deferred sales charge (CDSC) on each fund
  (at the lower of original purchase price or the
  redemption proceeds)............................................       None(2)    5.00%(3)     None

The Funds have no redemption fees, exchange fees or sales charges on reinvested dividends.
------------------------
(1) Reduced for purchases of $50,000 and over. See 'Class A Shares: Initial Sales Charge Alternative' and 'Class M Shares: Lower Initial Sales Charge Alternative.'
(2) A CDSC of no more than 1.00% for shares redeemed in the first or second year, depending on the amount of purchase, is assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See 'Class A Shares: Initial Sales Charge Alternative.'
(3) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See 'Class B Shares: Deferred Sales Charge Alternative.'


The percentages shown below reflect the annual operating expenses incurred by the Class A shares of each of the Funds for the fiscal year ended June 30, 1996 and the Class B and Class M shares of each Fund for the fiscal period of July 17, 1995 (commencement of sales) through June 30, 1996. The annual operating expenses for certain Funds are subject to waivers which are described in the footnotes following the table.




       ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                     TOTAL FUND
                              MANAGEMENT    DISTRIBUTION          OTHER              OPERATING
MAGNACAP FUND                    FEES          FEES(1)           EXPENSES             EXPENSES
---------------------------   -----------   -------------   ------------------   ------------------
Class A....................      0.78%          0.30%             0.60%                1.68%
Class B....................      0.78%          1.00%             0.60%                2.38%
Class M....................      0.78%          0.75%             0.60%                2.13%


                                                                                     TOTAL FUND
                                                                  OTHER              OPERATING
                                                                 EXPENSES             EXPENSES
                              MANAGEMENT    DISTRIBUTION      (AFTER EXPENSE       (AFTER EXPENSE
HIGH YIELD FUND                 FEES(2)        FEES(1)      REIMBURSEMENT)(2)    REIMBURSEMENT)(2)
---------------------------   -----------   -------------   ------------------   ------------------
Class A....................      0.00%          0.25%             0.75%                1.00%
Class B....................      0.00%          1.00%             0.75%                1.75%
Class M....................      0.00%          0.75%             0.75%                1.50%

                                                                                     TOTAL FUND
                                                                  OTHER              OPERATING
                                                                 EXPENSES             EXPENSES
GOVERNMENT SECURITIES         MANAGEMENT    DISTRIBUTION      (AFTER EXPENSE       (AFTER EXPENSE
  INCOME FUND                   FEES(3)      FEES(1)(3)     REIMBURSEMENT)(3)    REIMBURSEMENT)(3)
---------------------------   -----------   -------------   ------------------   ------------------
Class A....................      0.50%          0.25%             0.76%                1.51%
Class B....................      0.50%          1.00%             0.76%                2.26%
Class M....................      0.50%          0.75%             0.76%                2.01%

------------------

(1) As a result of distribution (Rule 12b-1) fees, a long term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc. (NASD).

(2) High Yield Fund pays the Investment Manager a fee at an annual rate of 0.75% of the average daily net assets of the Fund on the first $25 million of net assets; 0.625% of the average daily net assets over $25 million to $100 million; 0.50% of the average daily net assets over $100 million to $500 million; and 0.40% of the average daily net assets in excess of $500 million. Effective July 1, 1995, the Investment Manager has voluntarily agreed to waive all or a portion of its fees and to reimburse operating expenses of the Fund, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, so that total operating expenses do not exceed 1.00% for Class A, 1.75% for Class B and 1.50% for Class M shares. This expense limitation will apply until June 30, 1997. Without such waiver, the annualized total fund operating expenses for the fiscal year ended June 30, 1996 would have been 2.19% for Class A, 2.94% for Class B, and 2.69% for Class M.


(3) The Investment Manager has agreed to reimburse the Government Securities Income Fund to the extent that the gross operating costs and expenses of the Fund, excluding any interest, taxes, brokerage commissions, amortization of organizational expenses, extraordinary expenses, and distribution (Rule 12b-1) fees on Class B and Class M shares in excess of an annual rate of 0.25% of the average daily net assets of these classes, exceed 1.50% of the Fund's average daily net assets on the first $40 million of net assets and 1.00% of average daily net assets in excess of $40 million for any one fiscal year. For the fiscal year ended June 30, 1996, without such reimbursement, the Fund's operating expenses would have been 1.57% for Class A, 2.41% for Class B, and 2.16% for Class M.


The purpose of the above table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as a shareholder in a Fund. For more complete descriptions of the various costs and expenses, please refer to 'Shareholder Guide' and 'Management of the Funds.'

                                    EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (i) 5% annual return and (ii) redemption at the end of the period (unless otherwise noted):

                                                                                                     GOVERNMENT SECURITIES
                                  MAGNACAP FUND                     HIGH YIELD FUND                       INCOME FUND
                         -------------------------------    --------------------------------    --------------------------------
                          1        3        5       10        1        3        5       10        1        3        5       10
                         YEAR    YEARS    YEARS    YEARS    YEAR     YEARS    YEARS    YEARS    YEAR     YEARS    YEARS    YEARS
                         ----    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Class A...............    $74    $107     $144     $245      $67      $88     $110     $173      $62      $93     $126     $219
Class B...............     74     104      147      272       68       85      115      206       73      101      141      260
Class B (assuming no
  redemption).........     24      74      127      272       18       55       95      206       23       71      121      260
Class M...............     56      99      145      273       47       78      112      206       52       94      137      259

Use of the assumed 5% return is required by the Securities and Exchange

Commission. The example is not an illustration of past or future investment results. This example should not be considered a representation of past or future expenses; actual expenses may be more or less than those shown.

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


The following tables present condensed financial information about each Fund. The tables present historical information based upon a share outstanding through each Fund's fiscal year. This information has been derived from the financial statements that are in the Annual Report dated as of June 30, 1996 for MagnaCap Fund, High Yield Fund, and Government Securities Income Fund. For the periods ended June 30, 1996 and 1995 for MagnaCap Fund and Government Securities Income Fund and for the fiscal year ended June 30, 1996 and the eight-month period ended June 30, 1995 for High Yield Fund, the information in the tables below has been audited by KPMG Peat Marwick LLP, independent auditors. For all periods ending prior to July 1, 1994, for MagnaCap Fund and Government Securities Income Fund, and all periods ending prior to November 1, 1994, for High Yield Fund, the financial information was audited by another independent auditor. Information for High Yield Fund for the fiscal years ended October 31, 1986 through October 31, 1989 was not included in such Fund's 1994 financial statements. Further information about each Fund's performance is contained in that Fund's Annual Report, which may be obtained without charge.



                                 MAGNACAP FUND


                                                FOR THE PERIOD
                                FOR THE      JULY 17, 1995(A) TO
                              YEAR ENDED        JUNE 30, 1996                            YEAR ENDED JUNE 30,
                             JUNE 30, 1996   --------------------      --------------------------------------------------------
                                CLASS A      CLASS B      CLASS M      1995(B)       1994        1993        1992        1991
                             -------------   -------      -------      --------    --------    --------    --------    --------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period......    $   14.03     $ 14.22      $ 14.22      $  12.36    $  12.05    $  11.98    $  10.93    $  10.74
Income from investment
  operations:
  Net investment income....         0.09        0.06         0.08          0.12        0.15        0.14        0.13        0.20
  Net realized and
    unrealized gain (loss)
    on investments.........         2.87        2.61         2.63          2.29        0.89        0.82        1.16        0.33
                             -------------   -------      -------      --------    --------    --------    --------    --------
    Total from investment
      operations...........         2.96        2.67         2.71          2.41        1.04        0.96        1.29        0.53
                             -------------   -------      -------      --------    --------    --------    --------    --------
Less distributions from:
  Net investment income....         0.06        0.06         0.06          0.14        0.14        0.12        0.24        0.16
  Realized gains on

    investments............         0.24        0.24         0.24          0.60        0.59        0.77          --        0.18
                             -------------   -------      -------      --------    --------    --------    --------    --------
    Total distributions....         0.30        0.30         0.30          0.74        0.73        0.89        0.24        0.34
                             -------------   -------      -------      --------    --------    --------    --------    --------
Net asset value, end of
  period...................    $   16.69     $ 16.59      $ 16.63      $  14.03    $  12.36    $  12.05    $  11.98    $  10.93
                             -------------   -------      -------      --------    --------    --------    --------    --------
                             -------------   -------      -------      --------    --------    --------    --------    --------
TOTAL RETURN(C)............        21.31%      18.98%       19.26%        20.61%       9.13%       8.21%      11.93%       5.21%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in thousands)...........    $ 235,393     $10,509      $ 1,961      $211,330    $190,435    $197,250    $196,861    $199,892
Ratios to average net
  assets:
  Expenses.................         1.68%       2.38%(d)     2.13%(d)      1.59%       1.53%       1.53%       1.60%       1.50%
  Net investment income....         0.54%       0.07%(d)     0.32%(d)      0.98%       1.16%       1.09%       1.20%       2.00%
Portfolio turnover rate....           15%         15%          15%            6%          7%         36%         49%        182%


                               1990        1989        1988        1987
                             --------    --------    --------    --------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period......  $  10.52    $   9.12    $  11.56    $  10.66
Income from investment
  operations:
  Net investment income....      0.15        0.17        0.15        0.18
  Net realized and
    unrealized gain (loss)
    on investments.........      1.24        1.39       (0.74)       1.21
                             --------    --------    --------    --------
    Total from investment
      operations...........      1.39        1.56       (0.59)       1.39
                             --------    --------    --------    --------
Less distributions from:
  Net investment income....      0.17        0.16        0.12        0.26
  Realized gains on
    investments............      1.00          --        1.73        0.23
                             --------    --------    --------    --------
    Total distributions....      1.17        0.16        1.85        0.49
                             --------    --------    --------    --------
Net asset value, end of
  period...................  $  10.74    $  10.52    $   9.12    $  11.56
                             --------    --------    --------    --------
                             --------    --------    --------    --------
TOTAL RETURN(C)............     13.84%      17.32%      (6.64)%     13.72%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in thousands)...........  $224,059    $204,552    $211,064    $243,729
Ratios to average net
  assets:

  Expenses.................      1.50%       1.60%       1.50%       1.40%
  Net investment income....      1.40%       1.80%       1.60%       1.70%
Portfolio turnover rate....        12%        129%        206%        127%


------------------

(a) Commencement of offering of shares.
(b) Pilgrim America Investments, Inc., the Fund's Investment Manager, acquired assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.
(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(d) Annualized.

                                HIGH YIELD FUND

                                                       FOR THE PERIOD JULY
                                       FOR THE         17, 1995(A) TO JUNE        EIGHT MONTHS
                                     YEAR ENDED              30, 1996                ENDED               YEAR ENDED OCTOBER 31,
                                    JUNE 30, 1996     ----------------------        JUNE 30,        --------------------------------
                                       CLASS A        CLASS B        CLASS M       1995(B)(C)        1994         1993        1992
                                    -------------     -------        -------      ------------      -------      -------     -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period.........................       $  6.15        $  6.20        $ 6.20         $   5.95        $  6.47      $  5.77     $  5.70
Income (loss) from investment
 operations:
 Net investment income..........          0.59           0.48          0.50             0.35           0.54         0.53        0.63
 Net realized and unrealized
   gain (loss) on investments...          0.16           0.14          0.14             0.21          (0.51)        0.70        0.07
                                    -------------     -------        -------      ------------      -------      -------     -------
   Total from investment
     operations.................          0.75           0.62          0.64             0.56           0.03         1.23        0.70
                                    -------------     -------        -------      ------------      -------      -------     -------
Less distributions from:
 Net investment income..........          0.54           0.46          0.48             0.36           0.55         0.53        0.63
 Realized gains on
   investments..................            --             --            --               --             --           --          --
                                    -------------     -------        -------      ------------      -------      -------     -------
   Total distributions..........          0.54           0.46          0.48             0.36           0.55         0.53        0.63
                                    -------------     -------        -------      ------------      -------      -------     -------
Net asset value, end of
 period.........................       $  6.36        $  6.36        $ 6.36         $   6.15        $  5.95      $  6.47     $  5.77
                                    -------------     -------        -------      ------------      -------      -------     -------
                                    -------------     -------        -------      ------------      -------      -------     -------
TOTAL RETURN(D).................         12.72%         10.37%        10.69%            9.77%          0.47%       22.12%     12.65%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (in thousands).................       $18,691        $ 2,374        $1,243         $ 15,950        $16,046      $18,797     $17,034
Ratios to average net assets:
 Expenses.......................          1.00%(e)       1.75%(e)(f)   1.50%(e)(f)      2.25%(f)(g)    2.00%(g)     2.02%      2.03%
 Net investment income..........          9.46%(e)       9.02%(e)(f)   9.41%(e)(f)      8.84%(f)(g)    8.73%(g)     8.36%     10.93%
Portfolio turnover rate.........           339%           339%          339%             166%           192%         116%       193%


                                   1991        1990        1989        1988        1987
                                  -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period.........................  $  5.03     $  6.46     $  7.29     $  7.25     $  8.15
Income (loss) from investment
 operations:

 Net investment income..........     0.66        0.82        0.88        0.89        0.95
 Net realized and unrealized
   gain (loss) on investments...     0.74       (1.40)      (0.80)       0.03       (0.89)
                                  -------     -------     -------     -------     -------
   Total from investment
     operations.................     1.40       (0.58)       0.08        0.92        0.06
                                  -------     -------     -------     -------     -------
Less distributions from:
 Net investment income..........     0.68        0.85        0.91        0.88        0.96
 Realized gains on
   investments..................     0.05          --          --          --          --
                                  -------     -------     -------     -------     -------
   Total distributions..........     0.73        0.85        0.91        0.88        0.96
                                  -------     -------     -------     -------     -------
Net asset value, end of
 period.........................  $  5.70     $  5.03     $  6.46     $  7.29     $  7.25
                                  -------     -------     -------     -------     -------
                                  -------     -------     -------     -------     -------
TOTAL RETURN(D).................    30.00%     (10.08)%      0.94%      13.54%       0.36%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (in thousands).................  $23,820     $21,598     $31,356     $41,910     $56,523
Ratios to average net assets:
 Expenses.......................     1.89%       1.75%       1.79%       1.46%       1.34%
 Net investment income..........    12.40%      14.11%      12.61%      12.20%      11.68%
Portfolio turnover rate.........      173%        183%        210%         80%        114%

------------------

(a) Commencement of offering of shares.

(b) Pilgrim America Investments, Inc., the Fund's Investment Manager, acquired assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.

(c) Effective November 1, 1994, High Yield Fund changed its year end to June 30.

(d) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(e) Prior to the waiver and reimbursement of expenses, and for the period ended June 30, 1996, the annualized ratio of expenses to average net assets was 2.19%, 2.94% and 2.69% for Class A, B and M shares, respectively. Prior to the waiver and reimbursement of expenses, and for the period ended June 30, 1996, the annualized ratio of net investment income to average net assets was 8.27%, 8.05% and 8.51% for Class A, B and M shares, respectively.

(f) Annualized.

(g) Prior to the waiver of expenses, the annualized ratio of expenses to average net assets was 2.35% in 1995 and 2.07% in 1994. Prior to the waiver of expenses, the annualized ratio of net investment income to average net assets was 8.74% in 1995 and 8.66% in 1994.

                       GOVERNMENT SECURITIES INCOME FUND

                                                                  FOR THE PERIOD
                                                 FOR THE        JULY 17, 1995(A) TO
                                               YEAR ENDED          JUNE 30, 1996                     YEAR ENDED JUNE 30,
                                              JUNE 30, 1996    ---------------------       ----------------------------------------
                                                 CLASS A       CLASS B       CLASS M       1995(B)       1994     1993(C)    1992
                                              -------------    -------       -------       -------      -------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.........    $ 12.97       $ 12.95       $ 12.95       $ 12.73      $ 13.96   $ 13.76   $ 13.76
Income (loss) from investment operations:
  Net investment income......................       0.75          0.66          0.68          0.84         0.84      1.13      1.19
  Net realized and unrealized
    gain (loss) on investments...............      (0.32)        (0.37)        (0.36)         0.24        (1.17)     0.18        --
                                              -------------    -------       -------       -------      -------   -------   -------
    Total from investment operations.........       0.43          0.29          0.32          1.08        (0.33)     1.31      1.19
                                              -------------    -------       -------       -------      -------   -------   -------
Less distributions from:
  Net investment income......................       0.75          0.65          0.68          0.84         0.90      1.11      1.19
  Tax return of capital......................       0.06            --            --            --           --        --        --
                                              -------------    -------       -------       -------      -------   -------   -------
    Total distributions......................       0.81          0.65          0.68          0.84         0.90      1.11      1.19
                                              -------------    -------       -------       -------      -------   -------   -------
Net asset value, end of period...............    $ 12.59       $ 12.59       $ 12.59       $ 12.97      $ 12.73   $ 13.96   $ 13.76
                                              -------------    -------       -------       -------      -------   -------   -------
                                              -------------    -------       -------       -------      -------   -------   -------
TOTAL RETURN(D)..............................       3.34%         2.25%         2.52%         8.96%       (2.50)%    9.82%     8.98%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (thousands)......    $38,753       $    73       $    24       $43,631      $61,100   $87,301   $96,390
Ratios to average net assets:
  Expenses...................................       1.51%(e)      2.26%(e)(f)   2.01%(e)(f)   1.40%(g)     1.21%     1.12%     1.10%
  Net investment income......................       5.84%(e)      4.98%(e)(f)   5.73%(e)(f)   6.37%(g)     6.44%     8.06%     8.59%
Portfolio turnover rate......................        170%          170%          170%          299%         402%      466%      823%


                                                 1991       1990       1989       1988       1987
                                               --------   --------   --------   --------   --------
                                              <
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.........  $  13.79   $  14.23   $  14.23   $  14.51   $  15.15
Income (loss) from investment operations:
  Net investment income......................      1.25       1.25       1.31       1.34       1.40
  Net realized and unrealized
    gain (loss) on investments...............     (0.03)     (0.38)      0.02      (0.25)     (0.62)
                                               --------   --------   --------   --------   --------
    Total from investment operations.........      1.22       0.87       1.33       1.09       0.78
                                               --------   --------   --------   --------   --------

Less distributions from:
  Net investment income......................      1.25       1.31       1.33       1.37       1.42
  Tax return of capital......................        --         --         --         --         --
                                               --------   --------   --------   --------   --------
    Total distributions......................      1.25       1.31       1.33       1.37       1.42
                                               --------   --------   --------   --------   --------
Net asset value, end of period...............  $  13.76   $  13.79   $  14.23   $  14.23   $  14.51
                                               --------   --------   --------   --------   --------
                                               --------   --------   --------   --------   --------
TOTAL RETURN(D)..............................      9.27%      6.51%     10.10%      8.00%      5.24%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (thousands)......  $110,674   $122,212   $144,769   $183,979   $288,024
Ratios to average net assets:
  Expenses...................................      1.14%      1.14%      1.06%      0.98%      0.93%
  Net investment income......................      9.09%      9.02%      9.45%      9.50%      9.16%
Portfolio turnover rate......................       429%       448%       537%       360%       433%


------------------

(a) Commencement of offering of shares.

(b) Pilgrim America Investments, Inc., the Fund's Investment Manager, acquired assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.


(c) During this period, average daily borrowings were $11,038,044, average monthly shares outstanding were 6,429,755 and average daily borrowings per share were $1.72. The Fund earned income and realized capital gains as a result of entering into reverse repurchase agreements during the six months from July to December 1992. Such transactions constituted borrowing transactions and, as a result, the Fund exceeded its 10% borrowing limitations during that period. Therefore, the Fund's performance was higher than it would have been had the Fund adhered to its investment restrictions. This borrowing technique was discontinued subsequent to December 1992 until April 4, 1995, when shareholders approved a change in the Fund's investment policies.


(d) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratio of expenses to average net assets was 1.57%, 2.41% and 2.16% for Class A, B and M shares, respectively. Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratio of net investment income to average net assets was 5.74%, 4.83% and 5.58% for Class A, B and M shares, respectively.

(f) Annualized.

(g) Prior to the waiver of expenses the ratio of expenses to average net assets was 1.54% and the ratio of net investment income to average net assets was 6.23%.

                 THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

MAGNACAP FUND. This Fund's objective is growth of capital, with dividend income as a secondary consideration. In selecting investments for the Fund, preservation of capital is also an important consideration. The Fund normally seeks to achieve its objectives by investing in equity securities issued by companies that the Investment Manager determines are of high quality based upon selection criteria described below. These companies tend to be leaders in their respective industries and command a high market share. The equity securities in which the Fund may invest include common stocks, securities convertible into common stocks, rights or warrants to subscribe for or purchase common stocks, repurchase agreements and foreign securities (including American Depository Receipts (ADRs)). Traditionally, the Fund has invested exclusively in common stocks and cash equivalents and it is anticipated that the Fund normally will be invested as fully as practicable in equity securities in accordance with its investment policies. Assets of the Fund not invested in equity securities may be invested in high-quality debt securities, as described in 'Investment Techniques--Temporary Defensive and Other Short-Term Positions.' In a period that the Investment Manager believes presents weakness in the stock market or in economic conditions, the Fund may establish a defensive position to attempt to preserve capital and increase its investment in these instruments.

MagnaCap Fund will be managed in accordance with the Rising Dividends Philosophy that the Investment Manager has employed in evaluating companies for the Fund since 1979. The Investment Manager generally requires that portfolio companies meet the following criteria:

1. CONSISTENT DIVIDEND INCREASES. A company must have increased its dividend at least eight out of the last ten years with no year showing a decrease.

2. SUBSTANTIAL DIVIDEND INCREASES. A company must have increased its dividend at least 100% over the past ten years.

3. REINVESTED EARNINGS. Dividend payout must be less than 65% of current earnings.

4. STRONG BALANCE SHEET. Long-term debt should be no more than 25% of total capitalization.

5. ATTRACTIVE PRICE. The current price should be in the lower half of the stock's price/earnings ratio range for the past ten years.

While the Investment Manager also considers other factors in selecting investments for the Fund, it believes that companies with a pattern of rising dividends will help the Fund attain its principal objective of growth of capital. Historically, regulated utility companies generally have met the Fund's investment philosophy and the Fund has invested in utility companies with long-term debt in excess of 25% of total capitalization. MagnaCap Fund may not invest more than 5% of its total assets in the securities of companies which, including predecessors, have not had a record of at least three years of continuous operations, and it may not invest in any restricted securities.


HIGH YIELD FUND. This Fund's primary investment objective is to seek a high level of current income and its secondary objective is capital appreciation, with preservation of capital as a consideration. The Fund normally seeks to achieve its objectives by investing at least 65% of its assets in a diversified portfolio of higher yielding debt securities, including preferred stock and convertible securities (High Yield Securities),that do not in the opinion of the Investment Manager involve undue risk relative to their expected return characteristics. High Yield Securities, which are commonly known as junk bonds, are ordinarily lower rated and include equivalent unrated securities.

Assets of the Fund not invested in High Yield Securities may be invested (ordinarily not to exceed 35% of the Fund's assets) in common stocks; preferred stocks rated Baa or better by Moody's Investor Services, Inc. (Moody's) or BBB or better by Standard and Poor's Corporation (S&P); debt obligations of all types rated Baa or higher by Moody's or BBB or better by S&P; U.S. Government securities; warrants; foreign debt securities of any rating (not to exceed 10% of the Fund's total assets at the time of investment); money market instruments, including repurchase agreements on U.S. Government securities; other mortgage-related securities; financial futures and related options; and participation interests and assignments in floating rate loans and notes. See 'Investment Practices and Risk Considerations--High Yield Securities' for information on High Yield Securities.

GOVERNMENT SECURITIES INCOME FUND. This Fund's investment objective is to seek high current income, consistent with liquidity and preservation of capital. The Fund normally seeks to achieve its objectives by investing at least 70% of its total assets in securities issued or guaranteed by the U.S. Government and the following agencies or instrumentalities of the U.S. Government: GNMA, Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Association (FHLMC). The 70% threshold may not be met due to changes in value of the Fund's portfolio or due to the sale of portfolio securities due to redemptions. In such instances, further purchases by the Fund will be of U.S. Government Securities until the 70% level is restored. The remainder of the Fund's assets may be invested in securities issued by other agencies and instrumentalities of the U.S. Government and in instruments collateralized by securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The U.S. Government Securities in which the Fund may invest include, but are not limited to, the following: (1) direct obligations of the U.S. Treasury including Treasury bills (maturities of one year or less), Treasury notes (maturities of one to ten years), and Treasury bonds (generally maturities of greater than ten years and up to 30 years), and (2) mortgage-backed securities that are issued or guaranteed by GNMA, FNMA, or FHLMC. The Fund may invest in short-term, intermediate-term and long term U.S. Government Securities. The Investment Manager will determine the exact composition and weighted average maturity of the Fund's portfolio on the basis of its judgment of existing market conditions. The Fund does not invest in highly leveraged derivatives, such as swaps, interest-only or principal-only stripped mortgage-backed securities, or interest rate futures contracts.


                  INVESTMENT PRACTICES AND RISK CONSIDERATIONS

The following pages contain information about certain types of securities in which the Funds may invest and strategies the Funds may employ in pursuit of the investment objectives. See the Statement of Additional Information of each Fund for more detailed information on these investment techniques and the securities in which the Funds may invest.

CONSIDERATIONS BEFORE INVESTING. The investment objectives and policies of the Funds described above should be carefully considered before investing. There is no assurance that a Fund will achieve its investment objectives. As with any security, an investment in a Fund's shares involves certain risks, including loss of principal. The Funds are subject to varying degrees of financial, market and credit risks.

HIGH YIELD SECURITIES. High Yield Fund will invest in High Yield Securities, which are high yield/high risk debt securities that are rated lower than Baa by Moody's or BBB by S&P, or if not rated by Moody's or S&P, of equivalent quality. High Yield Securities often are referred to as 'junk bonds' and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in High Yield Securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. Generally, the Fund will invest in securities rated no lower than B by Moody's or S&P, unless the Investment Manager believes the financial condition of the issuer or other available protections reduce the risk to the Fund. For example, the Fund may invest in such a security if the Investment Manager believes the issuer's assets are sufficient for the issuer to repay its outstanding obligations. Nevertheless, the Fund may invest in securities rated C or D if the Investment Manager perceives greater value in these securities than it believes is reflected in such securities' prevailing market price.

High Yield Securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of High Yield Securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in High Yield Securities prices. In the case of High Yield Securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

The secondary market in which High Yield Securities are traded is generally less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a High Yield Security, and could adversely affect the daily net asset value of the Fund's shares. At times of less liquidity, it may be more difficult to value High Yield Securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available. In pursuing the Fund's objectives, the Investment Manager seeks to identify situations in which the rating agencies have not fully perceived the value of the security.


Based upon the weighted average ratings of all High Yield Securities held during High Yield Fund's most recent fiscal year, the percentage of the Fund's total High Yield Securities represented by (1) High Yield Securities rated by a nationally recognized statistical rating organization, separated into each applicable rating category (Aaa, Baa, Ba, B, Caa, or Ca by Moody's or AAA, BBB, BB, B, CCC, or CC by S&P) by monthly dollar-weighted average is AAA-0%, BBB-0%, BB-22.67%, B-68.25%, CCC-3.51%, and CC-0%, respectively, and (2) unrated High Yield Securities as a group-5.57%.


The following are excerpts from Moody's description of its bond ratings:
Ba--judged to have speculative elements; their future cannot be considered as well assured. B--generally lack characteristics of the desirable investment. Caa--are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca--speculative in a high degree; often in default. C--lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C--predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. S&P applies indicators '+,' no character, and '-' to its rating categories. The indicators show relative standing within the major rating categories.

INTERNATIONAL SECURITIES. MagnaCap Fund may invest up to 5% of its total assets in certain foreign securities (including ADRs). High Yield Fund may invest up to 10% of its total assets in debt obligations (including preferred stocks) issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs. These securities may be denominated in either U.S. dollars or in non-U.S. currencies. There are certain risks in owning foreign securities, including those resulting from: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; (iv) reduced availability of public information concerning issuers; (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; and (vi) limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.


MORTGAGE-RELATED SECURITIES. Government Securities Income Fund may invest up to 100% of its assets in certain types of mortgage-related securities. High Yield Fund may invest up to 35% of its total assets in mortgage-related securities. Investments in mortgage-related securities involve certain risks. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because (1) the mortgages will be subject to normal principal amortization, and (2) may be prepaid prior to maturity due to the sale of the underlying property, the refinancing of the loan or foreclosure. Prepayment rates vary widely and cannot be accurately predicted. They may be affected by changes in market interest rates. Therefore, prepayments will be reinvested at rates that are available upon receipt, which likely will be higher or lower than the original yield on the certificates. Accordingly, the actual maturity and realized yield on mortgage-backed securities will vary from the designated maturity and yield on the original security based upon the prepayment experience of the underlying pool of mortgages.

In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that these prepayments must be reinvested at lower rates. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

RESTRICTED AND ILLIQUID SECURITIES. High Yield Fund may invest up to 15% of its net assets in restricted and illiquid securities. The Fund may invest in an illiquid or restricted security if the Investment Manager believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. This illiquidity might prevent the sale of the security at a time when the Investment Manager might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount the Fund could realize upon disposition. Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without Securities and Exchange Commission registration by certain institutional investors known as 'qualified institutional buyers,' and under the Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. The Fund also may be subject to a more restrictive limitation on its investment in illiquid securities as required by the securities laws of certain states.


U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government securities. U.S. Government securities include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations directly issued or guaranteed by U.S. Government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government (such as GNMA certificates); others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as obligations of FNMA); and still others are backed only by the credit of the instrumentality (such as obligations of FHLMC), and thus may be subject to varying degrees of credit risk. While U.S. Government securities provide substantial protection against credit risk, they do not protect investors against price declines in the securities due to changing interest rates. Investors also should refer to the discussion of 'Mortgage-Related Securities.'

BORROWING. The Funds may borrow from banks solely for temporary or emergency purposes up to certain amounts (10% of net assets in the case of Government Securities Income Fund, 5% of net assets in the case of MagnaCap Fund and High Yield Fund). Government Securities Income Fund may not make any additional investment while any such borrowings exceed 5% of its total assets. The Government Securities Income Fund's entry into reverse repurchase agreements and dollar-roll transactions and any Fund's entry into delayed delivery transactions (including those related to pair-offs) shall not be subject to the above limits on borrowings. Borrowing may exaggerate the effect on net asset value (NAV) of any increase or decrease in the NAV of a Fund, and money borrowed will be subject to interest costs.

DOLLAR ROLL TRANSACTIONS. Government Securities Income Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC in order to enhance portfolio returns and manage prepayment risks. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When it enters into a dollar roll transaction, the Fund will maintain with its custodian in a segregated account cash or high-quality debt securities in a dollar amount sufficient to make payment for the obligations to be repurchased. These securities are marked to market daily and are maintained until the transaction is settled.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, each Fund may lend its portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Manager. The borrower at all times during the loan must maintain with that Fund cash or high quality securities or an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

PAIRING OFF TRANSACTIONS. Government Securities Income Fund engages in a pairing-off transaction when it commits to purchase a security at a future date, and then the Fund 'pairs-off' the purchase with a sale of the same security prior to or on the original settlement date. At all times when the Fund has an outstanding commitment to purchase securities, the Fund will maintain with its custodian in a segregated account cash or high-quality debt securities equal to the value of the outstanding purchase commitments. When the time comes to pay for the securities acquired on a delayed delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Whether a pairing-off transaction produces a gain for the Fund depends upon the movement of interest rates. If interest rates decease, then the money received upon the sale of the same security will be greater than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a gain. However, if interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

REVERSE REPURCHASE AGREEMENTS. Government Securities Income Fund may enter into reverse repurchase agreement transactions, which involve the sale of U.S. Government Securities held by the Fund, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. The Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions and avoid liquidation of portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated account with its custodian cash or high-quality debt securities having a dollar value equal to the repurchase price. Reverse repurchase agreements, together with the Fund's other borrowings, may not exceed 33 1/3% of the Fund's total assets.

USE OF DERIVATIVES. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. The Funds will not invest in highly leveraging derivatives, such as interest-only or principal-only stripped mortgage-backed securities or swaps. Government Securities Income Fund and High Yield Fund may invest in U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including GNMA, FNMA, and FHLMC. These instruments might be considered derivatives.The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. For information on mortgage-backed securities, see "Investment Practices and Risk Considerations--Mortgage-Related Securities" in this

Prospectus, "Investment Objective and Policies--U.S. Government Securities" in Government Securities Income Fund's Statement of Additional Information, and "Investment Objectives and Policies--Mortgage-Related Securities" in High Yield Fund's Statement of Additional Information.


Other uses of derivatives that may be employed only by High Yield Fund include writing covered call options; purchasing call options; and engaging in financial futures and related options. It is expected that these instruments ordinarily will not be used for High Yield Fund; however, the Fund may make occasional use of these techniques. When the Fund writes a covered call option, it receives a premium for entering into a contract to sell a security in the future at an agreed upon price and date. The Fund would write a call option if it believes that the premium would increase total return. The primary risk of writing call options is that, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The Fund may purchase call options for the purpose of "closing out" a position on a security on which it has already written a call option.


High Yield Fund also may use financial futures contracts and related options for "hedging" purposes. The Fund would purchase a financial futures contract (such as an interest rate futures contract or securities index futures contract) to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. A risk of using financial futures contracts for hedging purposes is that the Investment Manager might imperfectly judge the market's direction, so that the hedge might not correlate to the market's movements and may be ineffective. Furthermore, if the Fund buys a futures contract to gain exposure to securities, the Fund is exposed to the risk of change in the value of the underlying securities. For information on options on securities and financial futures and related options, see "Investment Objectives and Policies--Option Writing" and "--Financial Futures Contracts and Related Options" in High Yield Fund's Statement of Additional Information.


TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS. Each Fund's assets may be invested in certain short-term, high-quality debt instruments for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the Investment Manager's ability to invest cash inflows; (iii) to permit a Fund to meet redemption requests; and (iv) for temporary defensive purposes. The short-term instruments in which MagnaCap and High Yield Funds may invest include: (i) short-term obligations of the U.S. Government, foreign governments and their agencies, instrumentalities, authorities or political subdivisions;
(ii) other high-quality short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The short-term instruments in which the Government Securities Income Fund may invest include short-term U.S. Government Securities and repurchase agreements on U.S. Government Securities.

ALL FUNDS: DIVERSIFICATION AND CHANGES IN POLICIES

Each Fund is diversified, so that with respect to 75% of its assets, it may not invest more than 5% of its assets (measured at market value at the time of investment) in securities of any one issuer, except that this restriction does not apply to U.S. Government securities.

The first sentence in the description of each Fund under 'The Funds' Investment Objectives and Policies,' above, states the Fund's investment objectives. These investment objectives are 'fundamental.' The other investment policies of Government Securities Income Fund described in the first paragraph under 'The Funds' Investment Objectives and Policies,'--'Government Securities Income Fund' are also 'fundamental.' Fundamental policies may only be changed with the approval of a majority of shareholders of the pertinent Fund. Other investment policies of any of the Funds may be changed by the Board of Directors of that Fund. Each Fund is subject to investment restrictions that are described in that Fund's Statement of Additional Information under 'Investment Restrictions.' Some of those restrictions are designated as 'fundamental.' These fundamental restrictions as well as the diversified status of each Fund require a vote of a majority of the shareholders of the relevant Fund to be changed.

                               SHAREHOLDER GUIDE

PILGRIM AMERICA PURCHASE OPTIONS(TM)

You may select from three separate classes of shares: Class A, Class B and Class M, each of which represents an identical interest in a Fund's investment portfolio, but are offered with different sales charges and distribution fee (Rule 12b-1) arrangements. These sales charges and fees are shown and contrasted in the chart below.

                                                             CLASS A       CLASS B       CLASS M
                                                            ----------    ----------    ----------
Maximum Sales Charge on Purchases of MagnaCap Fund (1)...        5.75%          None         3.50%
Maximum Sales Charge on Purchases of High Yield Fund and
  Government Securities Income Fund (1)..................        4.75%          None         3.25%
CDSC.....................................................     None (2)     5.00% (3)          None
Annual Distribution Fees (4).............................    0.25% (5)         1.00%         0.75%
Maximum Purchase.........................................    Unlimited    $  250,000    $1,000,000
Automatic Conversion to Class A..........................          N/A       8 Years           N/A

     ----------------------------
     (1) Imposed upon purchase. Reduced for purchases of $50,000 or more.
     (2) For investments of $1 million or more, a CDSC of no more than 1% is assessed on redemptions made within one or two years from purchase, depending on the amount of purchase. See 'Class A
         Shares: Initial Sales Charge Alternative.'
     (3) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See 'Class B Shares:
         Deferred Sales Charge Alternative.'
     (4) Annual asset-based distribution charge.
     (5) MagnaCap Fund imposes an annual distribution fee of 0.30%.

When choosing between classes, investors should carefully consider the ongoing annual expenses along with the initial sales charge or CDSC. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares and Class M shares in excess of $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your Authorized Dealer.

CLASS A SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A shares of the Funds are sold at the NAV per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see 'Special Purchases without a Sales Charge' and 'Reduced Sales Charges.'

                                               MAGNACAP FUND
------------------------------------------------------------------------------------------------------------
                                                                                                 DEALERS'
                                                                                              REALLOWANCE AS
                                                           AS A % OF OFFERING    AS A % OF        A % OF
AMOUNT OF TRANSACTION                                       PRICE PER SHARE         NAV       OFFERING PRICE
--------------------------------------------------------   ------------------    ---------    --------------
Less than $50,000.......................................          5.75%            6.10%           5.00%
$50,000 but less than $100,000..........................          4.50%            4.71%           3.75%
$100,000 but less than $250,000.........................          3.50%            3.63%           2.75%
$250,000 but less than $500,000.........................          2.50%            2.56%           2.00%
$500,000 but less than $1,000,000.......................          2.00%            2.04%           1.75%

                           HIGH YIELD FUND AND GOVERNMENT SECURITIES INCOME FUND
------------------------------------------------------------------------------------------------------------
                                                                                                 DEALERS'
                                                                                              REALLOWANCE AS
                                                           AS A % OF OFFERING    AS A % OF        A % OF
AMOUNT OF TRANSACTION                                       PRICE PER SHARE         NAV       OFFERING PRICE
--------------------------------------------------------   ------------------    ---------    --------------
Less than $50,000.......................................          4.75%            4.99%           4.25%
$50,000 but less than $100,000..........................          4.50%            4.71%           4.00%
$100,000 but less than $250,000.........................          3.50%            3.63%           3.00%
$250,000 but less than $500,000.........................          2.50%            2.56%           2.25%
$500,000 but less than $1,000,000.......................          2.00%            2.04%           1.75%


There is no initial sales charge on purchases of $1,000,000 or more. However, the Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for investments subject to a CDSC. If shares are redeemed within one or two years of purchase, depending on the amount of the purchase, a CDSC will be imposed on certain redemptions as follows:

                                                                         DEALER        PERIOD DURING
ON PURCHASES OF:                                               CDSC     ALLOWANCE    WHICH CDSC APPLIES
------------------------------------------------------------   -----    ---------    ------------------
$1,000,000 but less than $2,500,000.........................   1.00%      1.00%         2 Years
$2,500,000 but less than $5,000,000.........................   0.50%      0.50%         1 Year
$5,000,000 and over.........................................   0.25%      0.25%         1 Year

CLASS B SHARES: DEFERRED SALES CHARGE ALTERNATIVE. If you choose the deferred sales charge alternative, you will purchase Class B shares at their NAV per share without the imposition of a sales charge at the time of purchase. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of the Funds are subject to a distribution fee at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution fees of Class A or Class M shares. The higher distribution fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A or Class M shares. In connection with sales of Class B shares, the Distributor compensates Authorized Dealers at a rate of 4% of purchase payments subject to a CDSC. Orders for Class B shares in excess of $250,000 will be accepted for Class A shares or declined.

The amount of the CDSC charge is determined as a percentage of the lesser of the NAV of the Class B shares at the time of purchase or redemption. No charge will be imposed for any net increase in the value of shares purchased during the preceding six years in excess of the purchase price of such shares or for shares acquired either by reinvestment of net investment income dividends or capital gain distributions. The percentage used to calculate the CDSC will depend on the number of years since you invested the dollar amount being redeemed according to the following table:


                             YEAR OF
                            REDEMPTION
                          AFTER PURCHASE                             CDSC
------------------------------------------------------------------   ----
  First...........................................................    5%

  Second..........................................................    4%
  Third...........................................................    3%
  Fourth..........................................................    3%
  Fifth...........................................................    2%
  Sixth...........................................................    1%
  Seventh and following...........................................    0%


To determine the CDSC payable on redemptions of Class B shares, the Funds will first redeem shares in accounts that are not subject to a CDSC; second, shares acquired through reinvestment of net investment income dividends and capital gain distributions; third, shares purchased more than 6 years prior to redemption; and fourth, shares subject to a CDSC in the order in which such shares were purchased. Using this method, your sales charge, if any, will be at the lowest possible CDSC rate.


Class B shares will automatically convert into Class A shares approximately eight years after purchase. For additional information on the CDSC and the conversion of Class B shares, see the Statement of Additional Information.

CLASS M SHARES: LOWER INITIAL SALES CHARGE ALTERNATIVE. An investor who purchases Class M shares pays a sales charge at the time of purchase that is lower than the sales charge applicable to Class A shares and does not pay any CDSC upon redemption. Class M shares have a higher annual distribution fee than Class A shares, but lower than Class B. The higher distribution fees mean a higher expense ratio than Class A but lower than Class B. Class M shares pay correspondingly lower dividends and may have a lower NAV per share than Class A shares, but generally pay higher dividends and have a higher NAV per share than Class B shares. Orders for Class M shares in excess of $1,000,000 will be accepted as an order for Class A shares or declined. The public offering price of Class M shares is the NAV of each Fund plus a sales charge, which, as set forth below, varies based on the size of the purchase:

                                               MAGNACAP FUND
------------------------------------------------------------------------------------------------------------
                                                                                                 DEALERS'
                                                                                              REALLOWANCE AS
                                                           AS A % OF OFFERING    AS A % OF        A % OF
AMOUNT OF TRANSACTION                                       PRICE PER SHARE         NAV       OFFERING PRICE
--------------------------------------------------------   ------------------    ---------    --------------
Less than $50,000.......................................          3.50%             3.63%          3.00%
$50,000 but less than $100,000..........................          2.50%             2.56%          2.00%
$100,000 but less than $250,000.........................          1.50%             1.52%          1.00%
$250,000 but less than $500,000.........................          1.00%             1.01%          1.00%
$500,000 and over.......................................          None              None           None


                           HIGH YIELD FUND AND GOVERNMENT SECURITIES INCOME FUND
------------------------------------------------------------------------------------------------------------
                                                                                                 DEALERS'
                                                                                              REALLOWANCE AS
                                                           AS A % OF OFFERING    AS A % OF        A % OF
AMOUNT OF TRANSACTION                                       PRICE PER SHARE         NAV       OFFERING PRICE
--------------------------------------------------------   ------------------    ---------    --------------
Less than $50,000.......................................          3.25%            3.36%           3.00%
$50,000 but less than $100,000..........................          2.25%            2.30%           2.00%
$100,000 but less than $250,000.........................          1.50%            1.52%           1.25%
$250,000 but less than $500,000.........................          1.00%            1.01%           1.00%
$500,000 and over.......................................           None             None            None

Class M shares do not convert to Class A.


REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of a Fund or for other Funds in the Pilgrim America Group which offer Class A shares, Class M Shares, or shares with front-end sales charges ('Participating Funds') by completing the Letter of Intent section of the Application. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter amount multiplied by the maximum sales charge imposed on purchases of the applicable Fund and class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the New Account Application or the Statement of Additional Information for details on the Letter of Intent option or contact the Shareholder Servicing Agent at (800) 331-1080 for more information.



The sales charge for your investment may also be reduced by taking into account the current value of your existing holdings in the Fund or may other funds in the Pilgrim America Group (excluding Pilgrim America Money Market Shares) ('Rights of Accumulation'). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time by:
(I) an investor; (ii) the investor's spouse and children under the age of majority; (iii) the investor's custodian account(s) for the benefit of a child under the Uniform Gifts to Minors Act; (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and other employee benefit plans qualified under Section 401 of the Internal Revenue Code); and (v) by trust companies, registered investment advisers, banks and bank trust departments for accounts over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. See the New Account Application or the Statement of Additional Information for details or contact the

Shareholder Servicing Agent at (800) 331-1080 for more information.


For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim America Group of Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

WAIVERS OF CDSC. The CDSC on Class A or Class B shares will be waived in the case of redemption following the death or permanent disability of a shareholder if made within on year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares of each Fund owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for those share held at the time of death or initial determination of permanent disability. The CDSC also may be waived for Class B Shares redeemed pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.


The CDSC also will be waived in the case of a total or partial redemption of shares in a Fund in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The shareholder must have attained the age of 70 1/2 to qualify for the CDSC waiver relating to mandatory distributions. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation of service. The shareholder must notify the Transfer Agent either directly or through the Distributor, at the time of redemption, that the shareholder is entitled to a waiver of the CDSC. The CDSC Waiver Form included in the New Account Application must be completed and provided to the Transfer Agent at the time of the redemption request. The waiver will be granted subject to confirmation of the grounds for the waiver. The foregoing waivers may be changed at any time.



REINSTATEMENT PRIVILEGE. Class B shareholders who have redeemed their shares in any Pilgrim America Group mutual fund within the previous 90 days may repurchase Class B shares at NAV (at the time of reinstatement) in an amount up to the redemption proceeds. Reinstated Class B shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated.



To exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction. See 'Tax Considerations' in the Statement of Additional Information.



SPECIAL PURCHASE WITHOUT A SALES CHARGE. Class A or Class M shares may be purchased at NAV without a sales charge by:


     1) Class A or Class M shareholders who have redeemed their shares in any Pilgrim America Group mutual fund withing the previous 90 days may repurchase shares at NAV in an amount equal to their net redemption proceeds. Authorized Dealers who handle these purchases may charge fees for this service.

     2) Any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unrelated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC.

     3) Any charitable organization or governmental entity that has determined that a Fund is a legally permissible investment and which is prohibited by applicable law from paying a sales charge or commission in connection with the purchase of shares of any mutual fund.

     4) Officers, directors and full-time employees of Express America Holdings Corporation (Express America) and its subsidiaries.


     5) Certain fee based broker-dealers or registered representatives thereof or registered investment advisers under certain circumstances making investments on behalf of their clients.



     6) Shareholders who have authorized the automatic transfer of dividends from the same class of another Pilgrim America Fund distributed by the Distributor or from Pilgrim America Prime Rate Trust.



     7) Registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any Fund alone or in any combination of shares of any Fund plus Class A shares of certain other Participating Funds as described herein under 'Pilgrim America Purchase Options(Trademark)--Reduced Sales Charges', during the 13 month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay Authorized Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12 month period following the transaction.




     8) Accounts as to which a banker or broker-dealer charges an account management fee ('wrap accounts'), provided the bank or broker-dealer has a separate agreement with the Distributor.

The Funds may terminate or amend the terms of offering shares at NAV to these investors at any time. For additional information, contact the Shareholder Servicing Agent at (800) 331-1080, or see the Statement of Additional Information.

INCENTIVES. The Distributor, at its expense, will provide additional promotional incentives to Authorized Dealers in connection with sales of shares of the Funds and other mutual funds in the Pilgrim America Group. In some instances, additional compensation or promotional incentives will be offered to Authorized Dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance in connection with pre-approved conferences or seminars, sales or training programs for invited sales personal, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Funds or other mutual funds in the Pilgrim America Group and/or other events sponsored by Authorized Dealers.

In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.25% of the value of the Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.


RULE 12B-1 PLAN. Each Fund has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to each class of shares of that Fund (Rule 12b-1 Plan). Under the Rule 12b-1 Plan, the Distributor may receive from each Fund an annual fee in connection with the offering sale and shareholder servicing of Class A, Class B and Class M shares at an annual rate of up to .25% (.30% in the case of MagnaCap Fund), 1.00%, and 1.00%, respectively, of the average daily net assets of the Funds. Currently, the Board of Directors has approved annual fees of .25% (.30% in the case of MagnaCap Fund), 1.00%, and .75%, respectively, which are accrued daily and paid monthly. Of these amounts, fees equal to an annual rate of .25% of the average daily net assets of each Fund is for shareholder servicing for each of the classes. Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B or Class M shares of the Funds, including payments to Authorized Dealers, and for shareholder servicing. These fees may be used to pay the costs of the following; payments to Authorized Dealers; promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; supplemental payments to Authorized Dealers that provide shareholders services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plan. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers. The Distributor will be reimbursed for its actual expenses incurred under the 12b-1 Plan, with respect to the Class A shares. With respect to the Class B and Class M shares, the Distributor will receive payment without regard to actual distribution expenses that it incurs. Fees paid by one of the Funds under the Rule 12b-1 Plan may be used to finance distribution of the shares of that Fund and the servicing of shareholders of the Fund as will as the other Pilgrim America Funds. The Distributor has informed MagnaCap Fund, High Yield Fund and Government Securities Income Fund that it incurred costs and expenses with respect to Class A shares that may be reimbursable in future months or years in the amounts of $2,352,801 for MagnaCap Fund (.95% of its net assets), $150,269 for High Yield Fund (0.67% of its net assets), and $466,046 for Government Securities Income Fund (1.20% of its net assets) as of June 30, 1996.



Under the Rule 12b-1 Plan, ongoing payments will be made on a quarterly basis to Authorized Dealers for distribution and shareholder servicing at the annual rate of .25%, .25%, and .40% (.65% in the case of MagnaCap Fund) of the Fund's average daily NAV of Class A, Class B, and Class M shares, respectively, that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A or B shares and on the anniversary date in the 1st month following the date of purchase of Class M shares, and they cease upon exchange (or purchase) into Pilgrim America Money Market Shares. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between dealers and the Distributor, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


OTHER EXPENSES. In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with the Investment Manager. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

PURCHASING SHARES

Your Authorized Dealer can help you establish and maintain your account, and the Shareholder Servicing Agent is available to assist you with any questions you may have.

The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000.00 ($250.00 for IRA's).


       METHOD                      INITIAL INVESTMENT                          ADDITIONAL INVESTMENT
By contacting your     The minimum initial investment in a Fund is  The minimum for additional investment in a
Authorized Dealer      $1,000 ($250 for IRAs).                      Fund is $100.

                       Visit or consult an Authorized Dealer.       Visit or consult your Authorized Dealer.

By mail                Make your check payable to the Pilgrim       Fill out the Account Additions form
                       America Group and mail it, along with a      included on the bottom of your account
                       completed Application, to the address        statement along with your check payable to
                       indicated on the Application. Please         the Fund and mail them in the envelope
                       indicate an Authorized Dealer on the New     provided with the account statement.
                       Account Application.                         Remember to write your account number on
                                                                    the check.

By wire                Call the Pilgrim America Order Department    Call the Pilgrim America Order Department
                       at (800) 336-3436 to obtain an account       at (800) 336-3436 to obtain a wire
                       number and indicate an Authorized Dealer on  reference number. Give that number to your
                       the account. Instruct your bank to wire      bank and have them wire the funds in the
                       funds to the Fund in care of:                same manner described under 'Initial
                       Investors Fiduciary Trust Co.                Investment.'
                       ABA #101003621
                       Kansas City, MO
                       credit to:
                       Pilgrim ------------------------------
                                        (Fund)
                       A/C #752-4854; for further credit to:
                       Shareholder A/C
                       #
                       ------------------------------------------
                       (A/C # you received over the telephone)
                       Shareholder Name:
                       ------------------------------------------
                                    (Your Name Here)
                       After wiring funds you must complete the
                       New Account Application and send it to:
                       Pilgrim America Order Dept.
                       P.O. Box 419368
                       Kansas City, MO 64141-6368



The Funds and the Distributor reserve the right to reject any purchase order. Please note third party checks will not be accepted. The Manager reserves the right to waive minimum investment amounts.

PRICE OF SHARES. Purchase, sale and exchange orders are effected at NAV for the respective class of shares of each Fund, determined after the order is received by the Transfer Agent or Distributor, plus any applicable sales charge (Public Offering Price).

Purchases of each class of a Fund's shares are effected at that Fund's Public Offering Price determined after a purchase order has been received in proper form. A purchase order will be deemed to be in proper form when all of the required steps have been completed. In the case of an investment by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. A shareholder who purchases by wire must submit an application form in a timely fashion. If an order or payment by wire is received after the close of the New York Stock Exchange, 4:00 p.m. Eastern Time (1:00 p.m., Pacific
Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

DETERMINATION OF NET ASSET VALUE. The NAV of each class of each Fund's shares will be determined daily as of the close of trading on the New York Stock Exchange (usually at 4:00 p.m. New York City time) on each day that it is open for business. Each class' NAV represents that class' pro rata share of that Fund's net assets as adjusted for any class specific expenses (such as fees under a Rule 12b-1 plan), and divided by that class' outstanding shares. In general, the value of each Fund's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. The NAV per share of each class of each Fund will fluctuate in response to changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. In other cases, securities are valued at their fair value as determined in good faith by the Board of Directors, although the actual calculations will be made by persons acting under the supervision of the Board. For information on valuing foreign securities, see each Fund's Statement of Additional Information.

PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, see the New Account Application or contact the Shareholder Servicing Agent at (800) 331-1080.


RETIREMENT PLANS. The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. Investors Fiduciary Trust Company ('IFTC') acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 331-1080. IFTC currently receives a $12 custodian fee annually for the maintenance of IRA accounts.



TELEPHONE ORDERS. The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include: (i) recording telephone instructions for exchanges and expedited redemptions; (ii) requiring the caller to give certain specific identifying information; and (iii) providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone redemptions may be executed on all accounts other than retirement accounts.


EXCHANGE PRIVILEGES AND RESTRICTIONS


An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Transfer Agent at (800) 992-0180. There is no specific limit on exchange frequency; however, the Funds are intended for long term investment and not as a trading vehicle. The Investment Manager reserves the right to prohibit excessive exchanges (more than four per year). The Investment Manager reserves the right, upon 60 days' prior notice, to restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged.


Shares of one class of a Fund may be exchanged for shares of that same class of any other Pilgrim America Group mutual fund other than Pilgrim America Money Market Shares ('Money Market'), at NAV without payment of any additional sales charge. If you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shares of a Fund that are not subject to a CDSC may be exchanged for shares of Money Market, and shares of Money Market acquired in the exchange may subsequently be exchanged for shares of a mutual fund in the Pilgrim America Group of the same class as the original shares acquired. Shares of a Fund that are subject to a CDSC may be redeemed to purchase shares of Money Market upon payment of the CDSC. Shareholders exercising the exchange privilege with any of Pilgrim America Group's other funds should carefully review the prospectus of that fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the New Account Application that signifies that you do not wish to have this privilege. The exchange privilege is only available in states where shares of the Fund being acquired may be legally sold.

SYSTEMATIC EXCHANGE PRIVILEGE


Subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annual or annual (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other Pilgrim America Fund.


The exchange privilege may be modified at any time or terminated upon 60 days written notice to shareholders.

HOW TO REDEEM SHARES

Shares of each Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.


            METHOD                                                 PROCEDURES
Redemption By Contacting Your   Authorized Dealers may communicate redemption orders by wire or telephone to the
                                Distributor. These firms may charge for their services in connection with your redemption request but neither the Funds nor the Distributor imposes any such charge.
Redemption
By Mail                         A written request for redemption must be received by the Transfer Agent in order to constitute a valid tender. If certificated shares have been issued, the certificate must accompany the written request. The Transfer Agent may also require a signature guarantee by an eligible guarantor. It will also be necessary for corporate investors and other associations to have an appropriate certification on file authorizing redemptions by a corporation or an association before a redemption request will be considered in proper form. A suggested form of such certification is provided on the New Account Application. If you are entitled to a CDSC waiver, you must complete the CDSC waiver form in the New
                                Account Application. To determine whether a signature guarantee or other documentation is required, shareholders may call the Shareholder Servicing Agent at (800) 331-1080.

Expedited Redemption            The Expedited Redemption privilege allows you to effect a liquidation from your account via a telephone call and have the proceeds (maximum $50,000) mailed to an address which has been on record with Pilgrim America for at least 60 days. This privilege is automatically assigned to you unless you check the box on the New
                                Account Application which signifies that you do not wish to utilize such option.
                                The Expedited Redemption Privilege additionally allows you to effect a liquidation from your account and have the proceeds (minimum $5,000) wired to your pre-designated bank account. But, this aspect of the Expedited Redemption privilege will NOT automatically be assigned to you. If you want to take advantage of this aspect of the privilege, please check the appropriate box and attach a voided check to the New Account Application. Under normal circumstances, proceeds will be transmitted to your bank on the second business day following receipt of your instructions, provided redemptions may be made. To effect an
                                Expedited Redemption, please call the Transfer Agent at (800) 992-0180. In the event that share certificates have been issued, you may not request a wire redemption by telephone or wire. This option is not available for retirement accounts.

SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount in excess of $100 made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. During the withdrawal period, you may purchase additional shares for deposit to your account if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200 whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A or B shares.

The number of full and fractional shares equal in value to the amount of the payment will be redeemed at NAV (less any applicable CDSC). Such redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. To establish a systematic cash withdrawal, please complete the Systematic Withdrawal Plan section of the New Account Application. To have funds deposited to your bank account, follow the instructions on the New Account Application.

You may change the amount, frequency and payee, or terminate this plan by giving written notice to the Transfer Agent. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by you or the relevant Fund.

PAYMENTS. Payment to shareholders for shares redeemed or repurchased ordinarily will be made within seven days after receipt by the Transfer Agent of a written request in good order. A Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share. Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

                            MANAGEMENT OF THE FUNDS
MORE ABOUT THE FUNDS. MagnaCap Fund and High Yield Fund are series of Pilgrim America Investment Funds, Inc., which is a registered investment company that was organized as a Maryland corporation in July 1969. Government Securities Income Fund is the single series of Pilgrim Government Securities Income Fund, Inc., which is a registered investment company that was organized as a California corporation in May 1984. Each Fund is governed by its Board of Directors, which oversees the operations of the Fund. The majority of Directors are not affiliated with the Investment Manager.

INVESTMENT MANAGER. The Investment Manager serves as investment manager to each Fund. The Investment Manager is responsible for managing the general day-to-day operations of each Fund including selecting the Fund's investments and placing each Fund's portfolio transactions. Each Fund and the Investment Manager have entered into an agreement that requires the Investment Manager to provide all investment advisory and portfolio management services for the Fund. It also requires the Investment Manager to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Investment Manager provides the Funds with office space, equipment and personnel necessary to administer the Funds. The agreement with the Investment Manager can be canceled by the Board of Directors of each Fund upon 60 days written notice. Organized in December 1994, the Investment Manager is registered as an investment adviser with the Securities and Exchange Commission.


The Investment Manager acquired assets of the previous adviser to the Funds in a transaction that closed on April 7, 1995. Although the Investment Manager has not previously served as an investment adviser to a registered investment company, investment personnel of the Investment Manager have managed other registered investment companies and private accounts. In addition, other personnel of the Investment Manager have serviced registered investment companies.

The Investment Manager and Pilgrim America Securities, Inc. (Distributor), the

Funds' principal underwriter, are indirect, wholly owned subsidiaries of Express America (NASDAQ: EXAM). Through its subsidiaries, Express America engages in the financial services business, focusing on providing investment advisory, administrative and distribution services to open-end and closed-end investment companies.


The Investment Manager bears its expenses of providing the services described above. MagnaCap Fund pays the Investment Manager a fee at an annual rate of 1.00% of the average daily net assets of the Fund up to $30 million; 0.75% of the average daily net assets above $30 million to $250 million; 0.625% of the average daily net assets above $250 million to $500 million; and 0.50% of the average daily net assets in excess of $500 million. These fees are computed and accrued daily and paid monthly. High Yield Fund pays the Investment Manager a fee at an annual rate of 0.75% of the average daily net assets of the Fund on the first $25 million of net assets; 0.625% of the average daily net assets over $25 million to $100 million; 0.50% of the average daily net assets over $100 million to $500 million; and 0.40% of the average daily net assets in excess of $500 million. Effective July 1, 1995, the Investment Manager has voluntarily agreed to waive all or a portion of its fees and to reimburse operating expenses of the Fund, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, so that total operating expenses do not exceed 1.00% for Class A, 1.75% for Class B and 1.50% for Class M. This expense limitation will apply until the earlier of December 31, 1996 or until the Fund reaches $50 million in net assets. Government Securities Income Fund pays the Investment Manager a fee at an annual rate of 0.50% of the average daily net assets of the Fund up to $500 million; 0.45% of the average daily net assets above $500 million to $1 billion; and 0.40% of the average daily net assets in excess of $1 billion. The agreement with the Investment Manager for the Government Securities Income Fund provides that the Investment Manager will reimburse the Government Securities Income Fund to the extent that the gross operating costs and expenses of that Fund, excluding any interest, taxes, brokerage commissions, amortization of organizational expenses, extraordinary expenses, and distribution (Rule 12b-1) fees on Class B and Class M shares in excess of an annual rate of .25% of the average daily net assets of these classes, exceed 1.50% of the Fund's average daily net asset value for the first $40 million of net assets and 1.00% of average daily net assets in excess of $40 million for any one fiscal year. This reimbursement policy cannot be changed unless the agreement is amended, which would require shareholder approval.


The Investment Manager of MagnaCap Fund and High Yield Fund will reduce its aggregate fees for any fiscal year, or reimburse the Fund, to the extent required so that the Funds' expenses do not exceed the expense limitations applicable to the Funds under the securities laws or regulations of those states or jurisdictions in which the Funds' shares are registered or qualified for sale. See the Statement of Additional Information for further information.


INVESTMENT PERSONNEL. Howard N. Kornblue, Vice President, Head of Equity and Senior Portfolio Manager for the Investment Manager, has served as portfolio manager of MagnaCap Fund since 1989. Prior to joining Pilgrim America Group (and its predecessor) in 1986, Mr. Kornblue was Vice President, Director of Research and Portfolio Manager at First Wilshire Securities Management; supervised mergers and acquisitions for Getty Oil Company; was portfolio manager and research analyst in both the fixed-income and equity departments for Western Asset Management Company; and was research analyst and pension fund manager at Southern California Edison Company. Mr. Kornblue received a B.S. from U.C.L.A., and M.S. and M.B.A. from U.S.C.


Kevin G. Mathews, Vice President and Senior Portfolio Manager of the Investment Manager, has served as portfolio manager of High Yield Fund since June 1995. Prior to joining the Investment Manager, Mr. Mathews was Vice President and Senior Portfolio Manager of Van Kampen American Capital. Since 1987, Mr. Mathews' responsibilities included the management of open-end high yield bond funds, two New York Stock Exchange listed closed-end bond funds, variable annuity high yield products and individual institutional high yield asset managed accounts. In a prior position, Mr. Mathews was a high yield portfolio fixed income credit analyst. Mr. Mathews received a B.A. from the University of Illinois and an M.B.A. from Drake University.


Charles G. Ullerich, has served as portfolio manager of Government Securities Income Fund since 1996 and co-manager of the Fund since August, 1995. Prior to joining Pilgrim America Group, Mr. Ullerich was Vice President of Treasury Services for First Liberty Bank of Macon, GA, where he was portfolio manager for a conservatively-managed $150 million mortgage and treasury security portfolio, since 1991. Before that, he was an internal auditor for Georgia Federal Bank in Atlanta. Mr. Ullerich received a B.S. from Arizona State University, and he holds the professional designations of Chartered Financial Analyst and Certified Internal Auditor. He is Past President of the Georgia Chapter of the Arizona State University Alumni Association.

DISTRIBUTOR. In addition to providing for the expenses discussed above, the Rule 12b-1 Plan also recognizes that the Investment Manager may use its investment management fees or other resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Funds' shares. The Distributor may, from time to time, pay to Authorized Dealers in connection with the sale or distribution of shares of a Fund material compensation in the form of merchandise or trips. Salespersons and any other person entitled to receive any compensation for selling or servicing Fund shares may receive different compensation with respect to one particular class of shares over another in a Fund.

PORTFOLIO TRANSACTIONS. The Investment Manager will place orders to execute securities transactions that are designed to implement each Fund's investment objectives and policies. The Investment Manager will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ('brokers') that provide 'best execution' of these orders. In placing purchase and sale transactions, the Investment Manager may consider brokerage and research services provided by a broker to the Investment Manager, and a Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if the Investment Manager determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, the Investment Manager may place securities transactions with brokers that provide certain services to a Fund. The Investment Manager also may consider a broker's sale of Fund shares if the Investment Manager is satisfied that the Fund would receive best execution of the transaction from that broker.

                        DIVIDENDS, DISTRIBUTIONS & TAXES

DIVIDENDS AND DISTRIBUTIONS. MagnaCap Fund makes semi-annual payments from net investment income and one or more payments from net realized capital gains, if any. High Yield Fund and Government Securities Income Fund each have a policy of paying monthly dividends from their net investment income, and paying capital gains, if any, annually following the Fund's fiscal year end. Dividends and distributions will be determined on a class basis.

Any dividends and distributions paid by a Fund will be automatically reinvested in additional shares of the respective class of that Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment.


You may, upon written request or by completing the appropriate section of the New Account Application in this Prospectus, elect to have all dividends and other distributions paid on a Class A, B or M account in a Fund invested into a Pilgrim America Fund which offers Class A, B or M shares. Both accounts must be of the same class. If you are a shareholder of Pilgrim America Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any of the Participating Funds. Distributions are invested into the selected funds at the net asset value as of the payable date of the distribution only if shares of such selected funds have been registered for sale in the investor's state.


FEDERAL TAXES. Each Fund intends to operate as a 'regulated investment company' under the Internal Revenue Code. In any fiscal year in which a Fund so qualifies and distributes to shareholders all of its net investment income and net capital gains, the Fund itself is relieved of federal income tax.

All dividends and capital gains are taxable whether they are reinvested or received in cash, unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes. Dividends declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

If you have not furnished a certified correct taxpayer identification number

(generally your Social Security number) and have not certified that withholding does not apply, or if the Internal Revenue Service has notified the Fund that the taxpayer identification number listed on your account is incorrect according to their records or that you are subject to backup withholding, federal law generally requires the Fund to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from ordinary dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

The Funds may be required to pay withholding and other taxes imposed by various countries in connection with its investments outside the U.S. generally at rates from 10% to 40%, which would reduce a Fund's investment income.

This is a brief summary of some of the tax laws that affect your investment in a Fund. Please see the Statement of Additional Information and your tax adviser for further information.

                            PERFORMANCE INFORMATION

From time to time, a Fund may advertise its average annual total return over various periods of time as well as the Fund's current yield. The total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. The figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). Total returns and current yield are based on past results and are not necessarily a prediction of future performance. The Fund will compute its yield by dividing its net investment income per share during a 30-day base period by the maximum offering price on the last day of the base period. This 30-day yield is then compounded over six monthly periods and multiplied by two to provide an annualized yield.

The Fund may also publish a distribution rate in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for the Fund will be calculated by dividing the maximum offering price per share into the annualization of the total distributions made by the Fund during a 30-day period. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load.

ADDITIONAL PERFORMANCE QUOTATIONS. Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

                             ADDITIONAL INFORMATION

MORE ABOUT THE FUNDS. The Articles of Incorporation permit the Directors to authorize the creation of additional funds, each of which may issue separate classes of shares. A Fund may be terminated and liquidated under certain circumstances.

SHAREHOLDERS HAVE CERTAIN VOTING RIGHTS. Each share of each Fund is given one vote. Matters such as approval of new investment advisory agreements and changes in fundamental policies of a Fund will require the affirmative vote of the shareholders of that Fund. Matters affecting a certain class of a Fund will only be voted on by shareholders of that particular class and Fund. The Funds are not required to hold annual shareholder meetings, although special shareholder meetings may be held from time to time.

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
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                            NEW ACCOUNT APPLICATION

 SEND COMPLETED APPLICATION TO: PILGRIM AMERICA FUNDS, P.O. BOX 419368, KANSAS
                           CITY, MISSOURI 64141-6368
   SECTIONS 1 THROUGH 6 MUST BE COMPLETED FOR YOUR ACCOUNT TO BE ESTABLISHED.

--------------------------------------------------------------------------------
1.  ACCOUNT REGISTRATION

    TYPE OF ACCOUNT
    (Check one only)
  / / INDIVIDUAL


-------------------------    ----------    ----------------------------------         ---------------------------------------
  First Name                 Middle        Last Name                                  Social Security Number*
                             Initial                                                  (first individual only)

/ / JOINT TENANT

-------------------------    ----------    ----------------------------------         ---------------------------------------
  Joint Tenant's First Name  Middle        Last Name
                             Initial

/ / GIFT/TRANSFER TO MINOR


-------------------------------------------------------------------------         -------------------------------------------
  Custodian's Name (one only)                                                      Minor's Name (one only)

/ / GUARDIANSHIP/CONSERVATORSHIP


-------------------------------------------------------------------------         -------------------------------------------
                                                                                   Minor's Social Security
  Under Uniform Gift/Transfers to Minors Act of (State)                            Number*




-------------------------------------------------       ---------------------------  ----------------------------------------

                 Guardian/Conservator                   Ward/Incompetent or Minor's  Ward/Incompetent or Minor's
                                                        Name (one only)              Social Security Number*

/ / CORPORATION, PARTNERSHIP, TRUST OR OTHER ORGANIZATION

--------------------------------------------------------------------               ------------------------------------------
  Exact Name of Corporation, Partnership or other Organization                     Tax Identification Number*

  Trustee Accounts Only: Name of all Trustees required by trust agreement to sell/purchase shares

--------------------------   ---------------------------------------------------     ----------------------------------------
  Date of Trust Agreement    Name of Trust                                           Tax Identification Number*

/ / OTHER

                                                          / / CHECK HERE IF YOU ARE SUBJECT TO BACKUP WITHHOLDING.
                                                          / / CHECK HERE IF YOU ARE AWAITING THE ISSUANCE OF
                                                              SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

* Pilgrim America reserves the right to reject any application which does not include a certified Social Security Number or Taxpayer Identification Number, or does not indicate that such number has been applied for by checking the 'awaiting Social Security or Taxpayer Identification Number' box.
--------------------------------------------------------------------------------
2.  MAILING ADDRESS

-----------------------------------------------------   -----------   -----------   ----------    ---------------------------
  Street Address                                        Apartment     City          State         Zip Code
                                                        Number

  (      )                         (      )
------------------------------     -----------------------------
  Business Phone                   Home Phone

--------------------------------------------------------------------------------
3. INVESTMENT INFORMATION


  PLEASE INDICATE DOLLAR AMOUNT AND FUND IN SPACES PROVIDED. $1,000 MINIMUM FOR EACH FUND. IF MORE THAN ONE FUND IS SELECTED, ACCOUNT MUST HAVE IDENTICAL REGISTRATIONS, CLASS OF SHARES AND OPTIONS. IF NO CLASS OF SHARES IS SELECTED, CLASS A SHARES WILL BE AUTOMATICALLY SELECTED.

                 FUND NAME                           AMOUNT            CLASS OF SHARES (CHECK ONE)
1.                                                      $              A / /      B / /      M / /
  ------------------------------------------             -----------
2.                                                      $              A / /      B / /      M / /
  ------------------------------------------             -----------
3.                                                      $              A / /      B / /      M / /
  ------------------------------------------             -----------
4.                                                      $              A / /      B / /      M / /
  ------------------------------------------             -----------
5.                                                      $              A / /      B / /      M / /
  ------------------------------------------             -----------
6.                                                      $              A / /      B / /      M / /
  ------------------------------------------             -----------

  / / A check payable to the Pilgrim America Group is included for $__________.

  / / Payment has been made by Dealer purchase on

  ____________   $_____________   _____________________________________________
     (Date)         (Amount)                       (Order Number)

  / / Payment has been made by Federal funds wire _____________  on ___________
                                               (Reference No.)       (Date)

      _________________  $_______________
         (Account No.)       (Amount)

-------------------------------------------------------------------------------
4. DIVIDEND AND DISTRIBUTION OPTIONS

  (Check one only) -- If no option is selected, all distributions will be reinvested.

  / / Reinvest all dividends and capital gains.

  / / Reinvest all dividends and capital gains into an existing account in another Pilgrim America Account using the Dividend Transfer Option.

  _________________________________   ________________________________
  Fund Name                             Account Number



/ / Pay all dividends and reinvest capital     I request the payable distributions be: (Check one.)
    gains.
/ / Pay all capital gains in cash and
    reinvest dividends.                        / / Sent to the address in Section 2.
/ / Pay all dividends and capital gains.       / / Directly deposited in my bank account. (Please attach a
    (IF ANY PAY OPTION IS SELECTED,                voided check to Section 6). If voided check is not enclosed,
    COMPLETE INFORMATION AT RIGHT)                 will be sent to address in Section 2.
                                               / / Sent to a special payee listed in Section 9.


--------------------------------------------------------------------------------
5. AUTHORIZED DEALER INFORMATION

----------------------------------------                  ------------------------------------------
Authorized Dealer Name                                    Registered Representative's Name


----------------------------------------                  ------------------------------------------
Branch Office Address                                     Registered Representative's Number


----------------------------------------                  ----------------            --------------
City                                                      State                         Zip Code


----------------------------------------                  ------------------------------------------
Registered Representative's Phone                         Authorized Signature of Authorized Dealer

--------------------------------------------------------------------------------
6. SIGNATURES


I have read the prospectus and application for the Fund in which I am investing and agree to its terms. I am also aware that a Telephone Exchange and Redemption Privileges exist and that these privileges are automatically available unless affirmatively declined. I also understand that if Pilgrim America, the Fund, the Transfer Agent or the Sub-Transfer Agent fail to follow the procedures outlined in the prospectus and in the Telephone Transaction Authorization hereto, such entity may be liable for losses due to unauthorized or fraudulent instructions. I further understand that I must carefully review each account confirmation statement or other documentation of transaction that I receive to ensure that my instructions have been properly acted upon. If any discrepancies are noted, I agree to notify Pilgrim America, the Fund, the Transfer Agent or the Sub-Transfer Agent in a timely manner, but in no event more than 15 days from receipt of such confirmation statement or documentation of transaction. Failure to notify one of the above entities on a timely basis will relieve such entities of any liability with respect to the transaction and any discrepancy. See the Exchange Privileges and Restrictions and How to Redeem Shares sections in the Prospectus for procedures. I am of legal age. Sign below exactly as printed in
Section 1. For joint registration, all must sign. Under penalty of perjury, I certify with my signature below that the number shown in Section 1 is my correct taxpayer identification number. Also, I have not been notified by the Internal Revenue Service that I am currently subject to backup withholding unless otherwise indicated.


       ATTACH VOIDED CHECK HERE  ----->
           (IF APPROPRIATE)

For Corporations, Trusts, or Partnerships: We hereby certify that each of the persons listed below have been duly elected, and are now legally holding the offices set forth opposite his/her name and have the authority to make this authorization. Please print titles below if signing on behalf of a business or trust to establish this account.

----------------------------------------           ----------------------------------------------------------
Signature                                          Date  President, Trustee, General Partner or Title

----------------------------------------           ----------------------------------------------------------
Signature                                          Date  Co-owner, Secretary of Corporation, Co-Trustee, etc.

    CHECK THE APPROPRIATE BOXES BELOW AND PROVIDE THE REQUESTED INFORMATION

/ / I am a United States Citizen

/ / I am a non-resident alien* (a Form W-8 will be provided to you by Pilgrim
    America. Please complete it as requested as soon as possible).

/ / I am a resident alien and a social security number has been supplied on page one of this New Account application (a Form 1078 will be provided to you by Pilgrim America. Please complete it and return it as requested).

/ / If not a United Citizen, please indicate what country you are a permanent tax resident of:

    ____________________________________________________________________________

* If the Pilgrim America account will be registered in joint registration with another individual or individuals, each non-resident alien must complete and return a Form W-8.

--------------------------------------------------------------------------------
7. PURCHASE OPTIONS

   REDUCED SALES CHARGE



/ / I qualify for Reduced Sales Charge with the account(s) listed below. Included are the account numbers of all classes of shares of Pilgrim America Funds that I or my immediate family (spouse and children under age 21) already own.




----------------------------------------           ----------------------------------------------------------
Fund Name                                                 Account Number

----------------------------------------           ----------------------------------------------------------
Fund Name                                                 Account Number

----------------------------------------           ----------------------------------------------------------
Fund Name                                                 Account Number

    LETTER OF INTENT (Check one only)


    / / I wish to establish a new Letter of Intent. (If Reduced Sales Charge or
        90-day backdate privilege is applicable, provide the amount and account(s) information below.) I agree to the terms of the Letter of Intent as set forth in the Prospectus and Statement of Additional Information, and grant Pilgrim America Securities, Inc. a security interest in the escrowed shares as set forth in the Statement of Additional Information. I understand that I am not obligated to invest an aggregate amount equal to the amount checked below, but if I do not, Pilgrim America Securities, Inc. may deduct the amount of any sales charge owed from the escrowed shares.


    / / Please apply this purchase to an existing Letter of Intent with the account(s) listed below.

    / / Please amend my existing Letter of Intent with the new amount indicated below.


    If establishing a Letter of Intent, you will need to purchase over a thirteen-month period in accordance with the provisions of the Prospectus and Statement of Additional Information. The aggregate amount of these purchases will be at least equal to the amount listed below:


/ /  $50,000   / /  $100,000   / /  $250,000   / /  $500,000   / /  $1,000,000


----------------------------------------                --------------------------------------------
    Fund Name                                             Account Number


----------------------------------------                --------------------------------------------
    Fund Name                                             Account Number

--------------------------------------------------------------------------------
    PRE-AUTHORIZED INVESTMENT PLAN -- AUTOMATIC INVESTING

    / / I wish to invest on a monthly, quarterly, semi-annual or annual basis, directly from my checking account into the following fund(s).
     (PLEASE COMPLETE THE PRE-AUTHORIZED INVESTMENT PLAN AGREEMENT HEREIN AND
        ATTACH A VOIDED CHECK TO SECTION 6.)

-----------------------------------   -----------------------------------   -----------------------------
    Fund Name                         Fund Name                             Fund Name

Amount $________________________, to start   / / 5th or
                Minimum $100

/ / 20th of
              _______________,   ___________________
                  Month                  Year

/ /  monthly    / /  quarterly    / /  semi-annual    / /  annual

--------------------------------------------------------------------------------
    SPECIAL PURCHASE WITHOUT A SALES CHARGE

    / / I (We) declare that the investment referenced herein is exempt from the imposition of the normal front-end sales charge for the reason(s) listed below (please refer to the 'Special Purchases Without a Sales Charge' section of the prospectus):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    The privilege will only be granted upon confirmation of your entitlement.
--------------------------------------------------------------------------------
8. ADDITIONAL OPTIONS

     TELEPHONE EXCHANGE PRIVILEGE -- IF ACCEPTED ACCOUNTS MUST HAVE THE SAME ACCOUNT INFORMATION, OPTIONS AND CLASS OF SHARES. Unless you decline this privilege by checking the box below, you will automatically be assigned it.*


    / / I decline telephone exchange, and do not want this privilege. (See
        Exchange Privileges and Restrictions section for procedures.)


   EXPEDITED REDEMPTION PRIVILEGE -- AVAILABLE ON ALL NON-RETIREMENT ACCOUNTS. UNLESS YOU DECLINE THIS PRIVILEGE, YOU WILL AUTOMATICALLY BE ASSIGNED THE ABILITY TO REQUEST, VIA THE TELEPHONE, REDEMPTION PROCEEDS TO BE SENT TO THE ADDRESS IN SECTION 2.



    / / I wish to redeem shares by telephone and request that the proceeds be directly deposited into my bank account. (Please attach a voided check to Section 6.) (If voided check is not enclosed, will be sent to address in Section 2.)



    / / I decline telephone redemption, and do not want this privilege.


        See Expedited Redemption section for procedures.



* Pilgrim America is authorized to act upon instructions received from you or anyone other than yourself representing himself as acting as your representative who can provide personal identification information as it appears in Pilgrim America's records.



  Pilgrim America will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. The Funds and their agents will not be liable for any loss, injury, damage, or expense incurred as a result of instructions communicated by telephone reasonably believed to be genuine. By accepting this privilege, you agree to hold the Funds and their agents harmless from any loss, claims, or liability arising from their compliance with such instructions. Telephone exchange and expedited redemption privileges are subject are subject to the terms and conditions set forth in the Prospectus and each Funds' Statement of Additional Information.



    SYSTEMATIC EXCHANGE PRIVILEGE

/ / I have at least $5,000 in my Pilgrim America________________Fund account, for which no certificates have been issued and I would like to exchange:

$________(min. of $50) into the __________ Fund, Account #_______________

$________(min. of $50) into the __________ Fund, Account #_______________

$________(min. of $50) into the __________ Fund, Account #_______________

on a / / monthly or / / quarterly basis starting in the month of
                                                                  _____________

(Systematic Exchange Privilege is only available within the same Class of
Shares)
--------------------------------------------------------------------------------
    SYSTEMATIC WITHDRAWAL PLAN (SWP)
    (Minimum account balance for a SWP is $10,000.)
    (Class B SWP's are processed free of contingent deferred sales charge if 12% or less of account value is redeemed on an annual basis.)

/ / I wish to automatically withdraw $_____________________ from this account.
                                          Minimum $100


    / /  Monthly    / /  Quarterly    / /  Semi-Annually    / /  Annually


    I request this distribution be: (Check One)

    / / Sent to the address listed in Section 2. To begin
        _____________of_________. (Withdrawal will occur about 5 business days prior to the end of the month.)

    / / Sent to the payee listed in Section 9. To begin
        _____________of_________. (Withdrawal will occur about 5 business days prior to the end of the month.)

    / / Directly deposited in my bank account. (Please attach a voided check to
        Section 6.)
        To begin _____________of_________. (Withdrawal will occur about 5 business days prior to the end of the month.)
--------------------------------------------------------------------------------

9. INTERESTED PARTY MAIL/DIVIDEND MAIL


    / / I wish to have my distributions sent to the address listed below.

    / / I wish to have duplicate confirmation statements sent to the interested party listed below.

--------------------------------------------------------------------------------

    Name of Individual

--------------------------------------------------------------------------------
    Street Address

-----------------------------  -------------------------------  ----------------
City                           State                            Zip Code

--------------------------------------------------------------------------------
               THIS APPLICATION IS NOT A PART OF THE PROSPECTUS.

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                                       32

                          AUTHORIZED DEALER AGREEMENT


     Under these plans, the Authorized Dealer signing the application acts as principal in all purchases of Fund shares and appoints Pilgrim America as its agent to execute the purchases and to confirm each purchase to the Investor. PilgrimAmerica remits semi-monthly to the Authorized Dealer the amount of its commissions. The Authorized Dealer hereby guarantees the genuineness of the signature(s) on the application and represents that he is a duly licensed Authorized Dealer and may lawfully sell Fund shares in the state designated by the Investor's mailing address, and that he has entered into a Selling Group Agreement with the Distributor with respect to the sale of fund shares. The Authorized Dealer signature on the Application, signifies acceptance of the concession terms, and acceptance of responsibility for obtaining additional sales charges if specified purchases are not completed.

                             Cut on perforated line

 -------------------------------------------------------------------------------


              DETACH HERE AND RETURN THIS TO YOUR BANK IF YOU ARE
                 ESTABLISHING A PRE-AUTHORIZED INVESTMENT PLAN
(AUTHORIZATION TO HONOR CHECKS OR DEBIT INSTRUCTIONS DRAWN BY DST SYSTEMS, INC.,
      ON BEHALF OF THE PILGRIM AMERICA FUNDS, FOR AUTOMATIC PURCHASE PLAN)


                    PRE-AUTHORIZED INVESTMENT PLAN AGREEMENT

     As a convenience, I (we) hereby request and authorize you to pay and charge to my (our) account checks or debit instructions drawn on my (our) account by DST Systems, Inc., the Fund's Agent and payable to the order of the Fund provided there are sufficient collected funds in said account to pay the same upon presentation: I (we) agree that your rights with respect to each such check or debit instruction shall be the same as if it were a check or debit instructions drawn on you and signed personally by me (us). This authority is to remain in effect until revoked in writing and until you actually receive such notice. I (we) agree that you shall be fully protected in honoring any such checks or debit instructions.

     I (we) further agree that if any such check or debit instruction is dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever.

Signature(s) of Depositor(s) (signed exactly as shown on bank records)

X_______________________________________________________________________________

X_______________________________________________________________________________

________________________________________________________________ 19 ____________
Date Signed


                                 (PLEASE PRINT)

Name of Depositor (as shown on bank records)____________________________________

Bank Account Number_____________________________________________________________

Name of Bank____________________________________________________________________

Address of Bank_________________________________________________________________

City/State/Zip of Bank__________________________________________________________

                                       33


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                                       34

[LOGO]

             INSTRUCTIONS FOR COMPLETING THE NEW ACCOUNT APPLICATION

This New Account Application can be used to open a new Pilgrim America Account, establish Shareholder privileges on existing accounts and be used in providing documentation for certain transactions. The completed Application should be forwarded along with your investment check payable to the Pilgrim America Group, or other appropriate documentation to: PILGRIM AMERICA FUNDS, P.O. BOX 419368, KANSAS CITY, MISSOURI 64141-6368.

This New Account Application may not be used to open a qualified retirement plan account for which Investors Fiduciary Trust Company acts as custodian.

1 ACCOUNT REGISTRATION
--------------------------------------------------------------------------------

Check the appropriate box and provide the information requested. Unless specified, accounts with more than one owner will be assumed to be 'Joint Tenants With Rights of Survivorship'.

All investors must sign the Account Application, and authorize the requested privileges.

For a child who is under the age of majority in your state of residence, 'Gift/transfer to minor' registration must be utilized.

2 MAILING ADDRESS
--------------------------------------------------------------------------------


This is the address of record for your account. All account confirmation statements will be forwarded to this address.

3 INVESTMENT INFORMATION
--------------------------------------------------------------------------------

State the fund(s) in which you are investing and the dollar amount of the investment. (Minimum initial investment is $1,000).

4 DIVIDEND AND DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

Pilgrim America offers several options for the treatment of dividends and capital gains distributions, if any, from your Pilgrim America investment.

You can have these payments distributed to you, or any other recipient you choose, in cash; in additional shares of the Fund which is paying the distribution or; in shares of another Pilgrim America Fund, at NAV without sales charge, via the Dividends Transfer Option. The Dividend Transfer Option is available only for open-end funds within the Pilgrim America Group.

5 AUTHORIZED DEALER INFORMATION
--------------------------------------------------------------------------------

Your financial professional can complete this section.

6 SIGNATURES
--------------------------------------------------------------------------------

All investors and authorized signers should sign in order to process the New Account Application and to certify your Social Security, Tax identification Number or if applicable, your foreign status.

7 PILGRIM AMERICA PURCHASE OPTIONS(TRADEMARK)
--------------------------------------------------------------------------------

You can qualify for reduced sales charges via the Letter of Intent or Cumulative Discount privileges.

The Letter of Intent allows you to qualify for reduced sales charges immediately.

Cumulative Discount allows you to use the total of all of your Pilgrim America open-end fund investments in determining the sales charge of a current investment.

The Pre-Authorized Investment Plan provides a systematic method of investing periodically in the Pilgrim America Fund(s) of your choice. Minimum investments of at least $100 can be automatically debited from your bank account periodically for investment purposes.

8 ADDITIONAL OPTIONS
--------------------------------------------------------------------------------

The Telephone Exchange privilege will automatically be assigned to you unless you check the box in Section 8 which states that you do not wish to have this privilege.


The Expedited Redemption privilege allows you to effect a liquidation from your account via a telephone call and have the proceeds (Maximum of $50,000) mailed to your address of record. This privilege is automatically assigned to you unless you check the box in this section which states you do not want to take advantage of this privilege.



The Expedited Redemption privilege additionally allows you to effect a liquidation from your account and have the proceeds (minimum $5,000) wired to your pre-designated bank account. This privilege is NOT automatically assigned to you. If you want to take advantage of this privilege, please check the appropriate box and attach a voided check to section 6 of the New Account Application.


The Systematic Exchange Privilege allows you to automatically exchange shares of one fund for shares of the same class of another fund in regular pre-determined amounts and at regular pre-determined intervals.


The Systematic Withdrawal Plan allows you to automatically have a specific share or dollar amount ($100 minimum) liquidated from your account monthly, quarterly, semi-annually, or annually and forwarded to you or the payee of your choosing as long as the account has a current value of at least $10,000. Amounts designated for deposit to your bank account can be forwarded via the Automated Clearing House system by attaching a voided check for such basic account to Section 7 of the New Account Application.


9 INTERESTED PARTY MAIL/DIVIDEND MAIL
--------------------------------------------------------------------------------

You may authorize an additional party to receive copies of your confirmation statements (your Authorized Dealer will automatically receive such copies). If you wish to have additional copies of your confirmation statements mailed to an address other than your address of record, check the appropriate box in Section 9 and indicate such address.

You may have your cash dividend payments forwarded to an address other than your address of record by so indicating in Section 9. (If you wish your cash dividends to be forwarded to a bank for deposit to an account, refer to Section 4 of the New Account Application).

                      PILGRIM AMERICA FUNDS CLASS A AND B
                  CONTINGENT DEFERRED SALES CHARGE WAIVER FORM
     (TO BE COMPLETED ONLY IF THE UNDERSIGNED BELIEVES THAT HE IS ENTITLED
             TO A WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE.)

     If you believe you are entitled to a waiver of the Contingent Deferred Sales Charge in accordance with the terms set forth in the prospectus, you must complete this Contingent Deferred Sales Charge Waiver Form and send it the Fund's Transfer Agent at its address given below. The waiver will only be granted upon confirmation of your entitlement.

     Check the item below which the undersigned is relying upon for a waiver of the Contingent Deferred Sales Charge and send any required documents specified therein:

/ / Redemption is made upon the death or permanent disability of shareholder. (Enclose either a certified death certificate or certification of permanent disability (see below), whichever is appropriate).

/ / Redemption is made in connection with mandatory distributions (upon attainment of age 70 1/2) from and IRA or other qualified retirement plan. (Enclose a certified birth certificate. Please contact Pilgrim America for a Distribution Request Form for IRA or other qualified retirement plan accounts where IFTC acts as custodian which must accompany this Contingent Deferred Sales Charge Waiver Form).

        ________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________

        Signature ______________________________________________________________
                         (Exactly as on Account Registration)

        DATE ___________________________________________________________________


        Name(s) ________________________________________________________________

        ________________________________________________________________________
                                    (Please Print)

                       MAIL THE COMPLETED WAIVER FORM TO:
       PILGRIM AMERICA FUNDS, P.O. BOX 419368, KANSAS CITY, MO 64141-6368
                            DEFINITION OF DISABILITY

     An individual will be considered disabled if he meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such peron is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long continued and indefinite duration.

                          CERTIFICATION OF DISABILITY

I _____________________________________ certify that I am a licensed physician
        Licensed Physician Name
in the State of _______________________________________________________________,
License # ____________ and that _________________ is under my care and is unable to perform the material duties of his or her regular occupation or employment; or is unable to engage in any substantial gainful activity by reason of a physical or mental impairment which may result in death or be of continued and indefinite duration. Date of determination of disability _______________________

Physician Signature _______________________  Date ______________________________

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                                       38

         IMPORTANT INFORMATION REGARDING COMPLETION OF THE APPLICATION

   Effective in 1989, the Fund, and other payers, must, according to IRS regulations, withhold 31% of reportable dividends (whether paid or accrued) and redemption payments if a shareholder fails to provide a taxpayer identification number, and a certification that he is not subject to backup withholding in the SHAREHOLDER CERTIFICATION section of the Account Application form.

   (Section references are to the Internal Revenue Code, as amended).

BACKUP WITHHOLDING
You are subject to backup withholding if:
   (1) You fail to furnish your taxpayer identification number to the Fund in the manner required, OR
   (2) The Internal Revenue Service notifies the Fund that you furnished an incorrect taxpayer identification number, OR
   (3) You are notified that you are subject to backup withholding under section 3406(a)(1)(C), OR
   (4) For an interest or dividend account opened after December 31, 1983, you fail to certify to the payer that you are not subject to backup withholding under (3) above, or fail to certify your taxpayer identification number.
   For payments other than interest or dividends, you are subject to backup withholding only if (1) or (2) above applies.

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS 5, application for a Social Security Number Card, or Form SS 4, application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. Write 'applied for' in the space provided for a taxpayer identification number on the application. Circle paragraph 3(b) of the Shareholder Certification section.

WHAT NUMBER TO GIVE
Give the social security number or employer identification number of the record owner of the account. If the account belongs to you as an individual, give your social security number. If the account is in more than one name or is not in the name of the actual owner, see the chart below for guidelines on which number to report in completing the account registration section:
(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.
NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an underpayment attributable to that failure unless there is clear and convincing evidence to the contrary.
(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Certain payees are specifically exempted from backup withholding on ALL payments. Write 'exempt payee' after paragraph (3) of the Shareholder Certification and Signature Certification section if your account falls into one of the following categories. We will still need your taxpayer identification number.
o A corporation
o A financial institution.
o An organization exempt from tax under section 501(a), or an individual retirement plan.
o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
o A real estate investment trust.
o A common trust fund operated by a bank under section 584(a).
o An exempt charitable remainder trust, or a non exempt trust described in section 4947(a)(1).
o An entity registered at all times under the Investment Company Act of 1940. Payments of DIVIDENDS not generally subject to backup withholding include the following:
o Payments to nonresident aliens subject to withholding under section 1441.
o Payments to partnerships NOT engaged in a trade or business in the U.S. and which have at least one nonresident partner.
PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1984, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.



----------------------------------  ----------------------------
GUIDELINES FOR DETERMINING          GIVE THE
PROPER NUMBER                       SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:           NUMBER OF--

 ----------------------------------  ----------------------------
 1.   An individual's account       The individual

 2.   Two or more individuals       The actual owner of the
      (joint account)               account or, if combined
                                    funds any one of the
                                    individuals(1)

 3.   Husband and wife (joint       The actual owner of the
      account)                      account or, if joint funds,
                                    either person(1)

 4.   Custodian account to a minor  The minor(2)
      (Uniform Gift to Minors Act)

 5.   Adult and minor               The adult or if the minor is
                                    the only contributor, the
                                    minor(1)

 6.   Account in the name of        The ward, minor, or
      guardian or committee for a   incompetent person(3)
      designated ward, minor or
      incompetent person

 7.   a. The usual revocable        The grantor-trustee(5)
      savings trust account
      (grantor is also trustee)

      b. So called trust account
      that is not a legal or valid The actual owner(1) trust under state law

 8.   Sole proprietorship account   The owner(1)

----------------------------------  ----------------------------

----------------------------------  ----------------------------
                                    GIVE THE EMPLOYER
                                    IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:           NUMBER OF--
----------------------------------  ----------------------------
 9.   A valid trust, estate or      Legal entity (Do not furnish
      pension trust                 the identifying number of
                                    the personal representative
                                    or trustee unless the legal
                                    entity itself is not
                                    designated in the account
                                    title.)(5)

10.   Corporate account             The corporation


11.   Religious, charitable, or     The organization
      educational organization
      account

12.   Partnership account held in   The partnership
      the name of the business

13.   Association, club or other    The organization
      tax exempt organization

14.   A broker or registered        The broker or nominee
      nominee

15.   Account with the Department   The public entity
      of Agriculture in the name
      of a public entity (such as
      a state or local government,
      school district, or prison)
      that receives agricultural
      program payments
----------------------------------  ----------------------------

                                 ELITE SERIES
                         PILGRIM AMERICA MAGNACAP FUND
                        PILGRIM AMERICA HIGH YIELD FUND
                              PILGRIM GOVERNMENT
                            SECURITIES INCOME FUND

 TWO RENAISSANCE SQUARE, 40 NORTH CENTRAL AVENUE, SUITE 1200,
                            PHOENIX, ARIZONA 85004
                                1-800-331-1080

                               TABLE OF CONTENTS

                                                           PAGE
                                                           ----

THE FUNDS...............................................      1

THE FUNDS AT A GLANCE...................................      2

SUMMARY OF EXPENSES.....................................      3

FINANCIAL HIGHLIGHTS....................................      5

THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES...........      8

INVESTMENT PRACTICES AND RISK CONSIDERATIONS............      9

SHAREHOLDER GUIDE.......................................     14
  Pilgrim America Purchase Options(TM)..................     14
  Purchasing Shares.....................................     19
  Exchange Privileges and Restrictions..................     20
  How to Redeem Shares..................................     21

MANAGEMENT OF THE FUNDS.................................     22

DIVIDENDS, DISTRIBUTIONS AND TAXES......................     24

PERFORMANCE INFORMATION.................................     25

ADDITIONAL INFORMATION..................................     25

NEW ACCOUNT APPLICATION.................................     27

                                    [LOGO]

                               INVESTMENT MANAGER
                       Pilgrim America Investments, Inc.

                             Two Renaissance Square
                      40 North Central Avenue, Suite 1200,
                             Phoenix, Arizona 85004

                                  DISTRIBUTOR
                        Pilgrim America Securities, Inc.
                             Two Renaissance Square
                      40 North Central Avenue, Suite 1200,
                             Phoenix, Arizona 85004

                          SHAREHOLDER SERVICING AGENT
                          Pilgrim America Group, Inc.
                             Two Renaissance Square
                      40 North Central Avenue, Suite 1200,
                             Phoenix, Arizona 85004

                                 TRANSFER AGENT
                       Investors Fiduciary Trust Company
                             c/o DST Systems, Inc.
                                P.O. Box 419368
                        Kansas City, Missouri 64141-6368

                                   CUSTODIAN
                       Investors Fiduciary Trust Company
                         127 W. 10th Street/14th Floor
                          Kansas City, Missouri 64105

                                 LEGAL COUNSEL
                             Dechert Price & Rhoads
                              1500 K Street, N.W.
                             Washington, D.C. 20005

                              INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP
                           725 South Figueroa Street
                         Los Angeles, California 90017

                                   PROSPECTUS

                                             , 1996

                       STATEMENT OF ADDITIONAL INFORMATION


                             ______________ __, 1996


                         PILGRIM AMERICA HIGH YIELD FUND
                       Two Renaissance Square, Suite 1200
                             40 North Central Avenue
                             Phoenix, Arizona 85004
                                 (800) 331-1080

Pilgrim America High Yield Fund (the "Fund") is a diversified series of Pilgrim America Investment Funds, Inc., an open-end management investment company (the "Company"). The Fund's primary investment objective is to seek a high level of current income, with capital appreciation as a secondary investment objective. Preservation of principal also is an important consideration in attaining these objectives. To achieve its objectives, the Fund will invest at least 65% of its total assets in a diversified portfolio consisting primarily of high-yielding, fixed income securities believed by Pilgrim America Investments, Inc. (the "Investment Manager") not to involve undue risk ("High Yield Securities"). The Fund may invest the balance of its total assets in other securities, which include, among other things, debt obligations, common and preferred stock not considered High Yield Securities; securities issued by the U.S. Government, its agencies or instrumentalities; warrants; mortgage-related securities not considered High Yield Securities; financial futures and related options; participation interests in floating rate loans; and debt securities of any rating issued by foreign issuers. During periods of bond market weakness, the Fund may establish a temporary defensive position to preserve capital by having all or any part of its assets invested in short-term fixed income securities or retained in cash or cash equivalents.


     A Prospectus for the Fund dated , 1996, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address listed above. This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained at no charge by calling (800) 331-1080.


                               TABLE OF CONTENTS
                                                                          Page

General Information and History............................................. 2
Investment Objectives and Policies.......................................... 2
Investment Restrictions.................................................... 16
Directors and Officers..................................................... 18


Principal Shareholders..................................................... 18



Management of the Fund..................................................... 21
Pilgrim America Group...................................................... 22


Distribution Plan.......................................................... 23


Execution of Portfolio Transactions........................................ 25
Additional Purchase and Redemption Information............................. 27
Determination of Share Price............................................... 31


Shareholder Services and Privileges.......................................  32


Distributions.............................................................  33
Tax Considerations........................................................  33
Performance Information...................................................  37
General Information.......................................................  39
Financial Statements....................................................... 40

                         GENERAL INFORMATION AND HISTORY

On August 18, 1989, shareholders of the Fund approved a proposal to reorganize the Fund from a New York common law trust to a series of Pilgrim America High Yield Trust, a Massachusetts business trust. Effective January 18, 1990, Pilgrim High Yield Trust changed its name to Pilgrim Strategic Investment Series ("PSIS") and the Fund became a series of PSIS. Subsequently, on April 4, 1995, shareholders approved a proposal to reorganize the Fund from a series of PSIS to a series of Pilgrim America Investment Funds, Inc. (the "Company"), a Maryland corporation, pursuant to the sale by the former Pilgrim Management Corporation of its name and its books and records related to the Fund to a subsidiary of Express America Holdings Corporation. This reorganization, while having no ramifications with respect to the investment objectives, policies, or restrictions of the Fund, did result in a change of manager and distributor. See "Management of the Fund" for a description of the manager and "Distributor" for a description of the underwriting agreement between the Fund and the distributor. Shares of the Fund may be purchased through independent financial professionals, national and regional brokerage firms and other financial institutions ("Authorized Dealers") or by completing the Fund's investment application and having the Authorized Dealer forward it to the Fund's Transfer Agent.

                       INVESTMENT OBJECTIVES AND POLICIES

The following discussion of investment policies supplements the Fund's investment objectives and policies set forth in the Prospectus under the heading "Investment Objectives and Policies."


High Yield Securities

High Yield Securities are those rated lower than Baa by Moody's or BBB by S&P. These securities tend to have speculative characteristics or are speculative, and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities, but are reflected in the Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

Many fixed income securities may present risks based on payment expectations. For example, a fixed income security may contain redemption or call provisions. These features allow an issuer to call, or buy back, these securities. Typically, an issuer will exercise a redemption or call provision when interest rates decline, in order to take advantage of less expensive financing. Such a call or redemption is usually made at par or at a premium to par. The Fund then would be forced to replace a called security with a lower yielding security, thereby decreasing the Fund's rate of return.

High Yield Securities are subject to special risks. These risks cannot be eliminated, but may be reduced significantly through a careful analysis of prospective portfolio securities and through diversification. The Fund, by pooling the funds of many investors, gives each shareholder an opportunity to participate in the High Yield Securities market with a relatively small investment. The size and volume of the Fund's portfolio transactions frequently enable it to obtain better net prices and a resulting higher net yield to shareholders. In addition, the Fund may further increase its income (see "Option Writing").

As with any other investment, there is no assurance that the Fund will achieve its objectives.

The yields earned on High Yield Securities generally are related to the quality ratings assigned by recognized rating agencies. The medium- to lower-rated and unrated securities in which the Fund invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

High Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in High Yield Securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding High Yield Securities, thus disrupting the market for such securities.

Sensitivity to interest rate and economic changes. High Yield Securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade corporate bonds. Conversely when interest rates fall, high yield bonds tend to underperform Treasury and investment grade corporate bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of High Yield Securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of High Yield Securities could also be at greater risk because High Yield Securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a High Yield Security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of High Yield Securities and the Fund's net asset value. Furthermore, in the case of High Yield Securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

Payment Expectations. High Yield Securities present risks based on payment expectations. For example, High Yield Securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of High Yield Securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of High Yield Securities than in the case of investment grade bonds.

Liquidity and Valuation Risks. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as Treasury and investment grade bonds. The ability of the Company's Board of Directors to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of High Yield Securities more than other securities, especially in a thinly-traded market. To the extent the Fund owns illiquid or restricted High Yield Securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Zero Coupon and Pay-In-Kind Securities. The Fund may invest in zero coupon and pay-in-kind securities, which do not pay interest in cash. In the event of a default, the Fund may receive no return on its investment.

Taxation. Special tax consideration are associated with investing in High Yield Securities structured as zero coupon or pay-in-kind securities. The Fund reports the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.


Limitations of Credit Ratings. The credit ratings assigned to High Yield Securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of High Yield Securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Manager primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of the Fund's investment objective may be more dependent on the Investment Manager's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Investment Manager continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or retain High Yield Securities whose credit ratings have changed. The Fund may retain a security whose rating has been changed.

Congressional Proposals. New laws and proposed new laws may have a negative impact on the market for High Yield Securities. As examples, recent legislation requires federally-insured savings and loan associations to divest themselves of their investments in High Yield Securities and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, High Yield Securities. Any such proposals, if enacted, could have a negative effect on the Fund's net asset value.

Option Writing

The Fund may write only covered call option contracts. Currently, the principal exchanges on which such options may be written are the Chicago Board Option Exchange and the American, Philadelphia and Pacific Stock Exchanges. In addition, and in certain instances, the Fund may purchase and sell options in the over-the-counter market ("OTC Options"). The Fund's ability to close option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options. The writing of option contracts is a highly specialized activity that involves investment techniques and risks different from those ordinarily associated with investment companies. A call option gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as the option remains open and covered, except insofar as the premium represents such a profit.


The Fund may purchase options only to close out a position. In order to close out a position, the Fund will make a "closing purchase transaction"-- the purchase of a call option on the same security with the same exercise price and expiration date as the call option that it has previously written on any particular security. The Fund will effect a closing purchase transaction so as to close out any existing call option on a security that it intends to sell. The Fund will realize a profit or loss from a closing purchase transaction if the amount paid to execute a closing purchase transaction is less or more than the amount received from the sale thereof. In determining the term of any option written, the Fund will consider the Internal Revenue Code's limitations on the sale or disposition of securities held for less than three months in order to maintain its status as a regulated investment company.

The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. The Fund will write OTC Options only with primary U.S. Government Securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Manager. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.


The Fund will receive a premium (less any commissions) from the writing of such contracts, and it is believed that the total return to the Fund can be increased through such premiums consistent with the Fund's investment objectives. Generally, the Fund expects that options written by it will be conducted on recognized securities exchanges.

In determining the Fund's net asset value, the current market value of any option written by the Fund is subtracted from net asset value. If the current market value of the option exceeds the premium received by the Fund, the excess represents an unrealized loss, and, conversely, if the premium exceeds the current market value of the option, such excess would be unrealized gain.

Financial Futures Contracts and Related Options

The Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities that it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

The Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.


In contrast to the situation when the Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to deposit in a segregated account with its custodian bank an amount of cash or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U. S. Government securities or other appropriate high-grade securities equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.


The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

Limitations on Futures Contracts and Related Options. The Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities that it intends to purchase. The Fund may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would exceed 2% of the market value of the Fund's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

The extent to which the Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Federal Tax Treatment of Dividends and Distributions."

Risks Relating to Futures Contracts and Related Options. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate.

The successful use of futures contracts and related options also depends on the ability of the Investment Manager to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the Fund's return for the period may be less than if it had not engaged in the hedging transaction.

Utilization of futures contracts by the Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.


Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Mortgage-Related Securities

The Fund may invest in certain types of mortgage related securities. One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred. Some certificates (such as those issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.


A major governmental guarantor of pass-through certificates is the Government National Mortgage Association ("GNMA"). GNMA guarantees, with the full faith and credit of the United States government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) are backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental guarantors (but not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.


GNMA Certificates. Certificates of the GNMA ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds, in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. The GNMA Certificates that the Fund may purchase are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid or owed to the mortgage pool, net of fees paid or due to the "issuer" and GNMA regardless of whether or not the mortgagor actually makes the payment.


GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA") or guaranteed by the Veterans

Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make payments required under its guarantee.

Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the Fund would be reduced.

FHLMC Securities. "FHLMC" is a federally chartered corporation created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made or owed on the underlying pool. The FHLMC guarantees timely payment of interest on PCs and the ultimate payment of principal. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

FNMA Securities. "FNMA" is a federally chartered and privately owned corporation that was established in 1938 to create a secondary market in mortgages insured by the FHA. It was originally established as a government agency and was transformed into a private corporation in 1968. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made or owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in twelfth year.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

The Fund expects that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Investment Manager may, consistent with the Fund's investment objectives, policies and restrictions, consider making investments in such new types of securities.

Other types of mortgage-related securities include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located.

Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Fund) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, the Fund may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that: (a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (d) are not registered or regulated under the 1940 Act as investment companies.

Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

Subordinated Mortgage Securities. The Fund may also invest in subordinated mortgage securities that have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full.

The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Fund by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

The Investment Manager will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Manager has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Fund seeks opportunities to acquire subordinated residential mortgage securities where, in the view of the Investment Manager, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Manager will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.



Credit Enhancement. Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.



Optional Termination of a Trust. A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

Underlying Mortgage Loans. The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by savings and loan associations, savings banks, commercial banks or similar institutions and mortgage banking companies.


Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.



The mortgage pool is administered by a master service who (a) establishes requirements for each service, (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements, and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.


International Debt Securities.

The Fund may invest in debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. No more than 10% of the Fund's total assets, at the time of purchase, will be invested in securities of foreign issuers. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero coupon securities.

In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the relative yields of foreign and domestic High Yield Securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Manager as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

When-Issued Securities


The Fund may invest up to 10% of its net assets in High Yield Securities or Other Securities on a when-issued basis. Under such an arrangement, delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instrument is made by the Fund. The purchase price to be paid by the Fund and the interest rate on the instruments to be purchased are both determined when the Fund agrees to purchase the securities "when issued." The Fund is permitted to sell when-issued securities prior to the issuance of such securities, but will not purchase such securities with the intent to make such a sale. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher or lower than the rate to be received on the securities the Fund is committed to purchase. After the Fund is committed to purchase when-issued securities, but prior to the issuance of said securities, the Fund is subject to adverse changes in the value of these securities based upon changes in interest rates, as well as changes based upon the public perception of the issuer and its creditworthiness. The Fund will maintain a segregated account with its custodian, consisting of cash and liquid assets at least equal to the value of purchase commitments until payment is made.


Restricted and Illiquid Securities

The Fund may purchase restricted securities (i.e., securities the disposition of which may be subject to legal restrictions) and securities that may not be readily marketable. Because of the nature of these securities, a considerable period of time may elapse between the Fund's decision to dispose of these securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by the Fund pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Fund would be permitted to sell them. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Fund in good faith pursuant to procedures adopted by the Company's Board of Directors.

Zero Coupon and Pay-In-Kind Securities

The Fund may invest in zero coupon and pay-in-kind securities. Zero coupon, or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

Pay-in-kind securities are securities that pay interest or dividends through the issuance of additional securities. The Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Fund until the cash payment date or the securities mature. Under certain circumstances, the Fund could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

Lending of Portfolio Securities

In order to generate additional income, the Fund may lend its portfolio securities in an amount up to 33-1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with Pilgrim America Investments, Inc. (the "Investment Manager"). The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least

100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.

Participation Interests

The Fund may invest in participation interests, subject to the limitation on its net assets that may be invested in illiquid investments. Participation interests provide the Fund an undivided interest in a loan made by a bank or other financial institution in the proportion that the Fund's participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same issuing bank. The Fund must look to the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. In the event the borrower fails to pay scheduled interest or principal payments, the Fund would experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the bank to perform its obligations in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Repurchase Agreements

The Fund may invest any portion of its assets otherwise invested in money market instruments in U.S. Government securities and concurrently enter into repurchase agreements with respect to such securities. Such repurchase agreements will be made only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of these repurchase agreements is usually quite short, from overnight to one week, while the underlying securities generally have longer maturities.

The Fund will always receive as collateral, securities acceptable to it whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the seller defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the value of the Fund's total assets would be invested in such repurchase agreements.

Banking Industry Obligations

The Fund may invest in banking industry obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits, with a maturity of one year or less. The Fund will not invest in obligations issued by a bank unless
(i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

                             INVESTMENT RESTRICTIONS

The following additional fundamental policies and investment restrictions have been adopted by the Fund and cannot be changed without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (All policies of the Fund not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders.)

The Fund may not:

1. Issue senior securities. Good faith hedging transactions and similar investment strategies will not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements and are structured consistent with current SEC interpretations.

2.   Underwrite securities of other issuers.

3. Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies, indexes and options on futures contracts or indexes and currencies underlying or related to any such futures contracts.

4. Make loans to persons except (a) through the purchase of a portion of an issue of publicly distributed bonds, notes, debentures and other evidences of indebtedness customarily purchased by institutional investors, (b) by the loan of its portfolio securities in accordance with the policies described under "Lending of Portfolio Securities," or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

5. Purchase the securities of another investment company or investment trust, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

6. Purchase any securities on margin or effect a short sale of a security. (This restriction does not preclude the Fund from obtaining such short-term credits as may be necessary for the clearance of purchases and sales of its portfolio securities.)

7. Buy securities from or sell securities to its investment adviser or principal distributor or any of their affiliates or any affiliates of its Directors, as principal.

8. Buy, lease or hold real property except for office purposes. (This restriction does not preclude investment in marketable securities of companies engaged in real estate activities.)

9. As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than the United States Government) or acquire more than 10% of the outstanding voting securities of any one issuer; but as to the remaining 25% of its total assets, it retains freedom of action.

10. Borrow money except from banks for temporary or emergency purposes and not for investment purposes, and then only in amounts not in excess of 5% of the value of its total assets.

11. Invest in the securities of any company that, including its predecessors, has not been in business for at least three years.

12.  Invest more than 25% of the value of its total assets in any one industry.

13. Invest in securities of any one issuer for the purpose of exercising control or management.

Notwithstanding the restrictions above, the Fund will not, so long as its shares are registered for sale in the State of South Dakota: (i) have more than 10% of its total assets invested in securities of issuers that the Fund is restricted from selling to the public without registration under the Securities Act of 1933, as amended; (ii) have more than 10% of its total assets invested in real estate investment trusts or investment companies; (iii) have more than 5% of its assets invested in options, financial futures or stock index futures, other than hedging positions or positions that are covered by cash or securities; (iv) have more than 5% of its assets invested in equity securities of issuers that are not readily marketable and securities of issuers that have been in operation for less than three years; and (v) invest any part of its total assets in real estate or interests in real estate, excluding readily marketable securities and real estate used for office purposes; commodities, other than precious metals not to exceed 10% of the Fund's total assets; commodity futures contracts or options other than as permitted by investment companies qualifying for an exemption from the definition of commodity pool operator; or interests in commodity pools or oil, gas or other mineral exploration or development programs.

The Fund will not, so long as its shares are registered for sale in the State of Texas, invest in oil, gas or other mineral leases or in real estate limited partnerships. The Fund will limit its investments in warrants, valued at the lower of cost or market, to 5% of its net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. The Fund will not make loans unless collateral values are continuously maintained at no less than 100% by "marking to market" daily.

The Fund will not, so long as its shares are registered for sale in the State of
Ohio: (i) purchase or retain securities of any issuer if the officers or directors of the Fund, its adviser or manager owning beneficially more than one-half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of that issuer, or (ii) borrow, pledge, mortgage or hypothecate its assets in excess of 1/3 of total Fund assets. The Fund will only borrow money for emergency or extraordinary purposes.

                             DIRECTORS AND OFFICERS

The Board of Directors of the Company is elected by the shareholders. The Board has responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Directors, in turn, elect the Officers of the Company who are responsible for administering the day-to-day operations of the Fund. Current Directors and Officers, and their affiliations and principal occupations during the past five years, are:


Mary A. Baldwin, Ph.D, 2525 E. Camelback Road, Suite 200, Phoenix, Arizona 85016. (Age 55.) Director. Realtor, The Prudential Arizona Realty, for more than the last five years. Ms. Baldwin is also Treasurer, United States Olympic Committee, and formerly was on the teaching staff at Arizona State University. Ms. Baldwin also is a director or trustee of each of the funds managed by the Investment Manager.



Al Burton, 2300 Coldwater Canyon, Beverly Hills, California 90210. (Age 67.) Director. President of Al Burton Productions, for more than the last five years, and Executive Producer, Castle Rock Entertainment. Mr. Burton also is a director or trustee of each of the funds managed by the Investment Manager.



Bruce S. Foerster, 4045 Sheridan Avenue, Suite 432, Miami Beach, Florida 33140. (Age 55.) Director. President, South Beach Capital Markets Advisory Corporation (since January 1995). Mr. Foerster was formerly Managing Director, U.S. Equity Syndicates Desk, Lehman Brothers (June 1992 - December 1994) and Managing Director, Equity Transactions Group/Equity Syndicate, PaineWebber Incorporated (September 1984 - May 1992). Mr. Foerster also is a director or trustee of each of the funds managed by the Investment Manager.



Jock Patton, 100 West Clarendon, Phoenix, Arizona 85013. (Age 49.) Director.

President, StockVal, Inc. (1992 - present); director and co-owner, StockVal, Inc. (1982 - present); director of Artisoft, Inc. Mr. Patton was formerly a partner and director of the law firm of Streich, Lang, P.A. (1972 - 1992). Mr. Patton is also a director or trustee of each of the funds managed by the Investment Manager.



* Robert W. Stallings, Two Renaissance Square, 12th Floor, 40 North Central Avenue, Phoenix, Arizona 85004. (Age 46.) Chairman, Chief Executive Officer and President. Chairman, Chief Executive Officer and President of Pilgrim America Group, Inc. ("Pilgrim America Group") and a director of Pilgrim America Securities, Inc. and Pilgrim America Investments, Inc., (since December 1994). Chairman, Chief Executive Officer and President of Pilgrim America Masters Series, Inc., Pilgrim America Bank and Thrift Fund, Inc., Pilgrim Government Securities Income Fund, Inc., and Pilgrim America Prime Rate Trust (since April
1995). Chairman and Chief Executive Officer of Express America Holdings Corporation (since August 1990) and Express America Mortgage Corporation (since May 1991) and President of Express America Holdings Corporation and Express America Mortgage Corporation (since December 1993). Mr. Stallings formerly was Chairman and Chief Executive Officer of First Western Partners, Inc., a consulting and management services firm to financial institutions and private investors (February 1990 - December 1991) and Chairman and Chief Executive Officer of Western Savings & Loan Assoc. (April 1989 - February 1990). Mr. Stallings also is a director or trustee of each of the funds managed by the Investment Manager.


* Interested person of the Fund, as defined in the Investment Company Act of 1940, as amended.


The Fund pays each Director who is not an interested person, be a pro rata share, as described below, of (i) an annual retainer of $20,000; (ii) $1,500 per quarterly and special Board meeting; (iii) $500 per committee meeting; (iv) $100 per special telephonic meeting; and (vi) out of pocket expenses. During the fiscal year ended June 30, 1996, the Fund paid an aggregate of approximately $1,500 to the Directors. The pro rata share paid by the Fund is based on the Fund's average net assets for the previous quarter as a percentage of the average net assets of the Company and all the funds managed by the Investment Manager for which the Directors serve in common as directors/trustees.



Compensation of Directors. The following table sets forth information regarding compensation of Directors by the Fund and other funds managed by the Investment Manager for the fiscal year ended June 30, 1996. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other funds managed by the Investment Manager. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves.


                              Compensation Table
                        Fiscal Year Ended June 30, 1996


==========================================================================================
                                                    Pension or                  Total
                                                    Retirement               Compensation
                                                     Benefits    Estimated       From
                                       Aggregate     Accrued      Annual      Registrant
                                      Compensation  As Part of   Benefits      and Fund
                                          from         Fund        Upon      Complex Paid
          Name of Person, Position     Registrant    Expenses   Retirement   to Directors
------------------------------------------------------------------------------------------


Mary A Baldwin, Director (1)(3).....     $290           N/A         N/A        $23,800
                                                                              (5 boards)
------------------------------------------------------------------------------------------



Al Burton, Director (2)(3)..........     $290           N/A         N/A        $23,800
                                                                              (5 boards)
------------------------------------------------------------------------------------------



Bruce S. Foerster, Director (1)(3)..     $290           N/A         N/A        $23,900
                                                                              (5 boards)
------------------------------------------------------------------------------------------



Jock Patton (3)(4)..................     $272           N/A         N/A        $22,400
                                                                              (5 boards)
------------------------------------------------------------------------------------------



Robert W. Stallings, Director and        $  0           N/A         N/A           $0
  Chairman (1)(5)...................                                          (5 boards)
==========================================================================================



----------
1    Current Board member, term commencing April 7, 1995.

2    Board member since 1985.



3    Member of Audit Committee.



4    Current Board member, term commencing August 28, 1995.

5 "Interested person", as defined in the Investment Company Act of 1940. As an interested person of the Fund, Mr. Stallings will not receive any compensation as a Director.

Officers


James R. Reis, Executive Vice President
Two Renaissance Square, 12th Floor, 40 North Central Avenue, Phoenix, Arizona 85004. (Age 38.) Vice Chairman (since December 1994) and Executive Vice President (since January 1995) of Pilgrim America Group and Pilgrim America Investments, Inc. and a director (since December 1994) and Assistant Secretary (since April 1995) of Pilgrim America Securities, Inc. Executive Vice President of Pilgrim America Masters Series, Inc., Pilgrim America Bank and Thrift Fund, Inc., Pilgrim America Prime Rate Trust and Pilgrim Government Securities Income Fund, Inc. (since April 1995). Vice Chairman and Chief Financial Officer of Express America Holdings Corporation (since December 1993) and President and Chief Financial Officer of Express America Holdings Corporation (May 1991 - December 1993). Mr. Reis is also Vice Chairman (since December 1993) of Express America Mortgage Corporation and formerly was President (May 1991 - December
1993), and he was also the President and Chief Financial Officer of First Western Partners, Inc. (February 1990 - December 1991).



Stanley Vyner, Executive Vice President
Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 46.) Mr. Vyner has served as President and Chief Executive Officer for Pilgrim America Investments, Inc. since August, 1996, Executive Vice President of Pilgrim America Group since August, 1996, and Executive Vice President of Pilgrim America Bank and Thrift Fund, Inc., Pilgrim America Masters Series, Inc., and Pilgrim Government Securities Income Fund, Inc. since July,

1996. He served as Chief Executive Officer of HSBC Asset Management Americas, Inc. until December, 1995, and prior to that was the Chief Executive Officer of HSBC Life Assurance Co., the largest provider of retirement services in Hong Kong, where Mr. Vyner worked for nearly 11 years. An actuary by profession, Mr. Vyner earned his Honors Degree in Economics from Edinburgh University, UK. He is a Fellow of the Faculty of Actuaries.



James M. Hennessy, Senior Vice President and Secretary
Two Renaissance Square, 12th Floor, 40 North Central Avenue, Phoenix, Arizona 85004. (Age 46.) Senior Vice President and Secretary, Express America Holdings Corporation, Pilgrim America Group, Pilgrim America Investments, Inc., and Pilgrim America Securities, Inc. (since April 1995). Senior Vice President and Secretary, Pilgrim America Masters Series, Inc., Pilgrim America Bank and Thrift Fund Inc., Pilgrim America Prime Rate Trust and Pilgrim Government Securities Income Fund, Inc. (since April 1995). Senior Vice President, Express America Mortgage Corporation (June 1992 - August 1994). Mr. Hennessy was also the President of Beverly Hills Securities Corp. (January 1990 - June 1992).



Michael J. Roland, CPA, Senior Vice President and Treasurer.
Two Renaissance Square, 12th Floor, 40 North Central Avenue, Phoenix, Arizona 85004. (Age 37.) Senior Vice President and Chief Financial Officer of Pilgrim America Group, Pilgrim America Investments, Inc. and Pilgrim America Securities, Inc. (since April 1995). Senior Vice President and Treasurer of Pilgrim Government Securities Income Fund, Inc., Pilgrim America Bank and Thrift Fund, Inc., Pilgrim America Masters Series, Inc. and Pilgrim America Prime Rate Trust (since April 1995). From July 1994 through December 1994, Partner at the consulting firm of Corporate Savings Group in Newport Beach, California. From 1992 to June 1994, Vice President of Pacific Financial Asset Management Corp. Funds in Newport Beach, California. From 1988 to 1992, Director of Financial Reporting for Pacific Mutual Life Insurance Company in Newport Beach, California.

                             PRINCIPAL SHAREHOLDERS


As of September 30, 1996, the Directors and officers of the Fund owned less than 1% of any class of the Fund's outstanding shares. As of September 30, 1996, to the knowledge of Management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Funds, except with respects to the Class A shares of the Fund, Merrill Lynch, Pierce Fenner & Smith, Inc., P.O. Box 45286, Jacksonville, Florida 32232-5286, owned 8.68% of the shares, and U.S. Trust of California, 770 Broadway, 10th Floor, New York, New York 10003-9522, owned 11.98% of the shares. With respect to the Class M shares of the Fund, Prudential Securities, Inc., for the benefit of the Jerrold C. Schanker Family

Trust, Mt. Prospect, Illinois 60056, owned 6.32% of the shares, and Prudential Securities, Inc., for the benefit of the Richard C. Mize Trust, West Palm Beach, Florida 33414, owned 12.73% of the shares.


                             MANAGEMENT OF THE FUND

Investment management services are provided to the Fund by Pilgrim America Investments, Inc. pursuant to an Investment Management Agreement (the "Agreement") dated April 7, 1995. As compensation for its services, the Investment Manager is paid monthly an annual fee at the rate of .75% of the average daily net asset value of the Fund on the first $25 million of net assets; an annual rate of .625% on net assets from $25 million to $100 million; an annual rate of .50% on net assets from $100 million to $500 million; and an annual rate of .40% on net assets over $500 million. Effective July 1, 1995, the Investment Manager has voluntarily agreed to waive all or a portion of its fees and to reimburse operating expenses of the Fund, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, so that total operating expenses do not exceed 1.00% for Class A, 1.75% for Class B and 1.50% for Class M. This expense limitation will apply until June 30, 1997.

The Fund pays its own operating expenses, which are not assumed by the Investment Manager, such as expenses incurred in connection with the issuance, registration and transfer of its shares; fees and costs of its custodian, transfer and shareholder servicing agents; costs of pricing and calculating its daily net asset value and of maintaining its books of account required by the 1940 Act, expenditures in connection with meetings of the Fund's shareholders; salaries of officers and fees and expenses of Directors who are not members of or affiliated with the Investment Manager, insurance premiums on property or personnel of the Fund that inure to its benefit; salaries of personnel of the Fund who are involved in placing orders for the execution of the Fund's portfolio transactions and in maintaining registration of its shares under state securities laws; the cost of preparing and printing reports and proxy statements of the Fund for distribution to its shareholders; preparing and sending prospectuses and statements of additional information to existing shareholders; trade association dues; legal and accounting fees; and fees and expenses of registering and maintaining registration of its shares for sale under Federal and applicable state securities laws.


The Investment Manager will reduce its aggregate fees for any fiscal year, or reimburse the Fund, to the extent required so that the Fund's expenses do not exceed the expense limitations applicable to the Fund under the securities laws or regulations of those states or jurisdictions in which the Fund's shares are registered or qualified for sale. Currently, the most restrictive of such expense limitations would require the Investment Manager to reduce its respective fees, or to reimburse the Fund, to the extent required so that the Fund's expenses, as described above for any fiscal year do not exceed 2.50% of the first $30 million of the Fund's average daily net assets, 2.00% of the next $70 million of the Fund's average net assets and 1.50% of the Fund's remaining average net assets. Expenses for purposes of this expense limitation include the management fee, but exclude distribution expenses, brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation paid or incurred by the Fund. The Fund's expense limitation may change to reflect changes in the expense limitations of the state having the most restrictive limitation in which shares of the Fund are registered for sale. For the fiscal year ended June 30, 1996 and the fiscal period April 7, 1995 to June 30, 1995, the Fund paid management fees to the current Investment Manager of approximately $127,000 and $24,163. For the fiscal period November 1, 1994 to April 7, 1995 and the fiscal year ended October 31, 1994, the Fund paid management fees to the former manager of approximately $54,524 and $135,300, respectively. During the period of April 7, 1995 to June 30, 1995, the Fund made no reimbursements to the current Investment Manager for the costs of personnel involved with recordkeeping and daily net asset value calculations, portfolio trading, shareholder servicing, and state securities regulation and compliance. During the period of November 1, 1994 to April 7, 1995 and the fiscal year ended October 31, 1994, the Fund reimbursed the former manager approximately $766 and $2,002, respectively, for the costs of personnel involved with recordkeeping and daily net asset value calculations, portfolio trading, shareholder servicing, and state securities regulation and compliance. For the fiscal year ended June 30, 1996, the eight month period ended June 30, 1995 and the fiscal year ended October 31, 1994, the voluntary fee reduction resulted in a waiver of $127,903, $10,417 and $12,543, respectively.


The Agreement will remain in effect for two years, and will be continued in effect from year to year thereafter so long as such continuation is approved at least annually (1) by the Board of Directors of the Fund or the vote of a majority of the outstanding voting securities of the Fund, and (2) by a majority of the Directors who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time without penalty, by either the Fund or the Investment Manager upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. As used in this Statement of Additional Information, the term "majority of the outstanding voting securities" means the affirmative vote of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund, as appropriate, are represented at the meeting in person or by proxy, whichever is less.


Distributor. Shares of the Fund are distributed by Pilgrim America Securities, Inc. (the "Distributor") pursuant to a Distribution Agreement dated April 7, 1995. The Distribution Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Fund. The Fund and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an Authorized Dealer. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Fund. See the Prospectus for information on how to purchase and sell shares of the Fund, and the charges and expenses associated with an investment.


                              PILGRIM AMERICA GROUP


The Investment Manager and the Distributor are wholly-owned subsidiaries of Pilgrim America Group, Inc., a Delaware corporation, which in turn is a wholly-owned subsidiary of Express America Holdings Corporation ("Express America"), a Delaware corporation the shares of which are traded on the NASDAQ National Market System. Express America is a holding company that through its subsidiaries engages in the financial services business, focusing primarily on the business of providing investment advisory, administrative and distribution services to mutual funds and closed-end investment companies. The Investment Manager also acts as the investment manager to Pilgrim America Masters Series, Inc., Pilgrim America MagnaCap Fund and Pilgrim Government Securities Income Fund, open-end investment companies, and to Pilgrim America

Bank and Thrift Fund, Inc. and Pilgrim America Prime Rate Trust, closed-end investment companies. As of June 30, 1996, total assets under management in the Pilgrim America Group were approximately $1.5 billion.



On May 16, 1991, Express America acquired a now discontinued mortgage banking operation from the Resolution Trust Corporation ("RTC") following a competitive bidding process. On December 8, 1995, the RTC filed a complaint in the United States District Court of Arizona against Express America, its Chief Executive Officer, who is also Chairman and an officer of the Trust, its Chief Financial Officer, who is also an officer of the Trust, and others, including Smith Barney, Harris Upham & Co., Incorporated and Rauscher Pierce Refsnes, Inc. The RTC's complaint alleges various irregularities in the bidding process and the closing of the acquisition. The RTC has asked for at least $20 million in actual damages and at least $60 million in punitive damages from all defendants.



Express America and the officers have advised the Trust that they believe they have meritorious defenses to the claims brought by the RTC, and that the litigation is unlikely to have a material adverse effect on the operations of the Investment Manager.



                                DISTRIBUTION PLAN


The Fund has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to each class of shares of the Fund ("Rule 12b-1 Plan"). The Fund intends to operate the Rule 12b-1 Plan in accordance with its terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plan, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, and Class M shares in amounts not to exceed the following: with respect to Class A shares at an annual rate of up to 0.35% of the average daily net assets of the Class A shares of the Fund; with respect to Class B shares at an annual rate of up to 1.00% of the average daily net assets of the Class B shares of the Fund; and with respect to Class M shares at an annual rate of up to 1.00% of the average daily net assets of the Class M shares of the Fund. The Board of Directors has approved under the Rule 12b-1 Plan payments of the following amounts to the Distributor will be made each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, and Class M shares as follows: (i) with respect to Class A shares at an annual rate equal to 0.25% of the average daily net assets of the Class A shares of the Fund; (ii) with respect to Class B shares at an annual rate equal to 1.00% of the average daily net assets of the Class B shares of the Fund; and (iii) with respect to Class M shares at an annual rate equal to 0.75% of the average daily net assets of the Class M shares of the Fund. Of these amounts, fees equal to an annual rate of 0.25% of the average daily net assets of the Fund are for shareholder servicing for each of the classes.



Under the Rule 12b-1 Plan, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at the annual rate of 0.25%, 0.25%, and 0.40% of the Fund's average daily net assets of Class A, Class B, and Class M shares, respectively, that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A or B shares and in the 1st month following a purchase of Class M shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, and Class M shares of the Fund, including payments to Authorized Dealers for selling shares of the Fund and for servicing shareholders of these classes of the Fund. Activities for which these fees may be used include: preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; and costs of administering the Rule 12b-1 Plan.

In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of the Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Distributor will be reimbursed for its actual expenses incurred under the Rule 12b-1 Plan with respect to the Class A shares. With respect to the Class B shares and Class M shares, the Distributor will receive payment without regard to actual distribution expenses it incurs.


In addition to providing for the expenses discussed above, the Rule 12b-1 Plan also recognizes that the Investment Manager and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's shares and other funds managed by the Investment Manager. In some instances, additional compensation or promotional incentives may be offered to dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund or other funds managed by the Investment Manager and/or other events sponsored by dealers.



The Rule 12b-1 Plan has been approved by the Board of Directors, including all the Directors who are not interested persons of the Fund as defined in the 1940 Act, and by the Fund's shareholders. Each Rule 12b-1 Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be committed to the Directors who are not interested persons. The Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors or by a vote of a majority of the Fund's outstanding shares on 60 days' written notice. The Distributor or any Authorized Dealer may also terminate its respective distribution or service agreement at any time upon written notice.



In approving each Rule 12b-1 Plan, the Board of Directors has determined that differing distribution arrangements in connection with the sale of new shares of the Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board of Directors, including the Directors who are not interested persons of the Fund, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plan, as tailored to each class of the Fund, will benefit the Fund and the shareholders.



Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors who are not interested persons of the Fund, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distributor is required to report in writing to the Board of Directors at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.


Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of the Fund's Class A shares for the fiscal year ended June 30, 1996 were $177,062, including expenses for: advertising - $7,585; salaries and commissions - $89,348; printing, postage, and handling - $26,99;

brokers' servicing fees - $36,347 and miscellaneous and other promotional activities - $16,891. Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of the Fund's Class B shares for the fiscal year ended June 30, 1996 were $7,475, including expenses for: advertising -- $320; salaries and commissions -- $3,772; printing, postage, and handling -- $1,135; brokers' servicing fees -- $1,534; and miscellaneous and other promotional activities -- $713. Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of the Fund's Class M shares for the Fiscal year ended June 30, 1996 were $1,864, including expenses for: advertising -- $80; salaries and commissions -- $941; printing, postage, and handling -- $283; brokers' servicing fees -- $383; and miscellaneous and other promotional activities -- $178. Of the total amount incurred by the Distributor during the fiscal year ended June 30, 1996, $88,772 was for the costs of personnel of the Distributor and its affiliates involved in the promotion and distribution of the Fund's shares.



The sales charge retained by the Distributor and the commissions allowed to selling dealers are not an expense of the Fund and have no effect on the net asset value of the Fund. During the fiscal year ended June 30, 1996, and the fiscal period of April 7, 1995 through June 30, 1995, the Distributor received commissions, after allowance to dealers on the sale of the Fund's shares, of $1,125 and $209, respectively, or approximately 1.09% or 9.81%, respectively, of total commissions assessed on purchases of the Fund. During the fiscal period of November 1, 1994 through April 7, 1995, and during the fiscal year ended October

31, 1994, the former distributor received commissions, after allowance to dealers on the sale of the Fund's shares, of $344 (approximately 16.15% of total commissions assessed on purchases of the Fund) and $0, respectively.


Under the Glass-Steagall Act and other applicable laws, certain banking institutions are prohibited from distributing investment company shares. Accordingly, such banks may only provide certain agency or administrative services to their customers for which they may receive a fee from the Distributor under a Rule 12b-1 Plan. If a bank were prohibited from providing such services, shareholders would be permitted to remain as Fund shareholders and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other service then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

In all purchases and sales of securities for the portfolio of the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Agreement, the Investment Manager determines, subject to the instructions of and review by the Board of Directors of the Company, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Manager, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, the Investment Manager will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to the Fund and/or the Investment Manager, and provide other services in addition to execution services. The Investment Manager considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Manager under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the NASD. Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.


While it will continue to be the Fund's general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for the Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund or the Investment Manager, even if the specific services were not imputed just to the Fund and were useful to the Investment Manager in advising other clients. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Manager to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Fund or assist the Investment Manager in carrying out its responsibilities to the Fund.


During the Fund's last three fiscal years ended June 30, 1996, June 30, 1995, and October 31, 1994, total brokerage commissions paid by the Fund amounted to approximately $0, $0 and $275, respectively. The Fund does not intend to effect any brokerage transaction in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Investment Manager, except for any sales of portfolio securities pursuant to a tender offer, in which event the Investment Manager will offset against the management fee a part of any tender fees that legally may be received by such affiliated broker-dealer. During the year ended October 31, 1994, the Fund reimbursed the former manager $2,002 for the costs of personnel involved in placing orders for the execution of portfolio transactions, shareholder servicing and maintaining registration of the Fund's shares under state securities laws.


In addition to the foregoing, the Fund may obtain securities by exchanging its shares for securities that meet its investment criteria (See the Fund's prospectus, "Shareholder's Guide - How to Buy Shares of the Fund"). The Investment Manager, subject to the instructions and review of the Company's Board of Directors, will determine the value of securities to be exchanged for Fund shares in the same manner as it values its portfolio securities. The Fund will exchange securities for its shares at the public offering price. In this regard, the Fund may be obligated to pay firms a dealer reallowance. In the event the Fund has insufficient cash to pay the dealer reallowance for shares of the Fund you purchase through an exchange, it may be required to sell some portfolio securities. Such sale of portfolio securities may result in realized loss at a time when the Fund would prefer to hold such securities, such as in a rising market.

Investment decisions for the Fund are made independently from those of the other funds in the Pilgrim America Group, although it is possible that at times identical securities will be selected for purchase or sale by more than one of such funds. However, the position of each fund in the same issuer may vary and the length of time that each fund may choose to hold its investment in the same issuer may likewise vary. To the extent any of these funds seeks to acquire the same security at the same time, one or more of the funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. Similarly, any of the funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security if either of the other funds desires to sell the same security at the same time. If more than one of such funds simultaneously purchases or sells the same security, each day's transaction in such security will be averaged as to price and allocated between such funds in accordance with the total amount of such security being purchased or sold by each of such funds. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.

A broker or dealer utilized by the Investment Manager may furnish statistical, research and other information or services that are deemed by the Investment Manager to be beneficial to a Fund's investment programs. Research services received from brokers supplement the Investment Manager's own research, and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Investment Manager and the Board Members with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include providing equipment used to communicate research information, arranging meetings with management of companies and providing access to consultants who supply research information.

The outside research assistance is useful to the Investment Manager since the brokers utilized by the Investment Manager as a group tend to follow a broader universe of securities and other matters than the Investment Manager's staff can follow. In addition, this research provides the Investment Manager with a diverse perspective on financial markets. Research services that are provided to the Investment Manager by brokers are available for the benefit of all accounts managed or advised by the Investment Manager. In some cases, the research services are available only from the broker providing such services. In other cases. the research services may be obtainable from alternative sources in return for cash payments. The Investment Manager is of the opinion that because the broker research supplements, rather than replaces, its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Investment Manager would have purchased any such research services had such services not been provided by brokers, the expenses of such services to the Investment Manager could be considered to have been reduced accordingly. Certain research services furnished by brokers or dealers may be useful to the Investment Manager with respect to clients other than a specific Fund. The Investment Manager is of the opinion that this material is beneficial in supplementing the Investment Manager's research and analysis, and, therefore, it may benefit a Fund by improving the quality of the investment advice. The advisory fees paid by a Fund are not reduced because the Investment Manager receives such services.

The Fund does not emphasize short-term trading profits and usually expects to have an annual portfolio turnover rate generally not exceeding 100-200%.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


Shares of the Fund are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Fund's transfer agent, Investors Fiduciary Trust Company ("Transfer Agent"), plus, for Class A and Class M shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. The Distributor may, from time to time, at its discretion, allow the selling dealer to retain 100% of such sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. The Distributor, at its expense, may also provide additional promotional incentives to dealers in connection with sales of shares of the Fund and other funds managed by the Investment Manager. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state.

Certain investors may purchase shares of the Fund with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by the Fund consistent with the Fund's investment policies and restrictions. These transactions only will be effected if the Investment Manager intends to retain the security in the Fund as an investment. Assets so purchased by the Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Fund reserves the right to amend or terminate this practice at any time.

Special Purchases at Net Asset Value


Class A or Class M shares of the Fund may be purchased at net asset value,

without a sales charge, by persons who have redeemed their Class A or Class M shares of the Fund (or shares of other funds managed by the Investment Manager in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Fund's Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.



Class A or M shares may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unrelated mutual fund on which a sales charge was paid or which were subject, at any time, to a contingent deferred sales charge.



Class A or Class M shares of the Fund may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that the Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company (an "eligible authority"). If an investment by an eligible authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Fund (or the other funds in the Pilgrim America Group), the Distributor may pay the selling firm 0.25% of the amount invested.


Shareholders of Pilgrim America General Money Market Shares who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M shares of the Fund or other funds in the Pilgrim America Group may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M shares of the Fund at its current net asset value, without a sales charge.

Officers, directors and bona fide full-time employees of the Fund and officers, directors and full-time employees of the Investment Manager, the Distributor, the Fund's service providers or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Manager, may purchase Class A or Class M shares of the Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. The Fund may, under certain circumstances, allow registered investment advisers to make investments on behalf of their clients at net asset value without any commission or concession.



Class A or M shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another Participating Fund or from Pilgrim America Prime Rate Trust.


Letters of Intent and Rights of Accumulation


An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of the Fund or any fund in the Pilgrim America Group which offers Class A shares, Class M shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one fund in the Pilgrim America Group will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Manager's funds (excluding Pilgrim America General Money Market Shares) acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.


An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to 5.75% of the total intended purchase will be held in escrow at Pilgrim America Group, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly to the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.




     If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.


The value of shares of the Fund plus shares of the other funds distributed by the Distributor (excluding Pilgrim America General Money Market Shares) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform Gifts to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies, registered investment advisers, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

The reduced sales charge also applies on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

Shares of the Fund and other funds of the Pilgrim America Group (excluding Pilgrim America General Money Market Shares) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

Redemptions

Payment to shareholders for shares redeemed will be made within three days after receipt by the Fund's Transfer Agent of the written request in proper form, except that the Fund may suspend the right of redemption or postpone the date of payment as to the Fund during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event the Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days' written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where the Fund has previously waived the minimum investment requirements.

The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Conversion of Class B Shares


A shareholder's Class B shares will automatically convert to Class A shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes.


                          DETERMINATION OF SHARE PRICE

As noted in the Prospectus, the net asset value and offering price of the Fund's shares will be determined once daily as of the close of trading on the New York Stock Exchange (4:00 p.m. New York time) during each day on which that Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities, including any options written by the Fund, listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the last reported bid price on the valuation day. Portfolio securities underlying traded call options written by the Fund will be valued at their market price as determined above; however, the current market value of the option written by the Fund will be subtracted from net asset value. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by or under the direction of the Board of Directors of the

Company. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

In computing the Fund's net asset value, all liabilities incurred or accrued are deducted from the Fund's total assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class M shares. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

Orders received by dealers prior to the close of trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of trading on that Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of trading on the New York Stock Exchange will be confirmed at the next computed offering price as described in the Prospectus.

                       SHAREHOLDER SERVICES AND PRIVILEGES

As discussed in the Prospectus, the Fund provides a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of the Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the Fund. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

For investors purchasing shares of the Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of the Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of the Fund will not be issued unless the shareholder requests them in writing.

Self-Employed and Corporate Retirement Plans

For self-employed individuals and corporate investors that wish to purchase shares of the Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that

Investors Fiduciary Trust Company, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the Fund.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Fund. Employers who wish to use shares of the Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.


Individual Retirement Accounts


Investors having earned income are eligible to purchase shares of the Fund under an Individual Retirement Account ("IRA") pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Fund). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Fund. An IRA using shares of the Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.


Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in
Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code.

It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.


Telephone Redemption and Exchange Privileges



   As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.



     1. Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New

     York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).



     2. Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180.



     3. Pilgrim America Group will not permit exchanges in violation of any of the terms and conditions set forth in the Funds'
     Prospectus or herein.



     4. Telephone redemption requests must meet the following conditions to be accepted by Pilgrim America Group:



          (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous sixty (60) days.



          (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.



          (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a 30 day period.



          (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $50,000.



          (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.




     5. If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Pilgrim America Fund being acquired.



     6. Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.



     7. Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to Pilgrim America and deposited into your account before any transaction may be processed.



     8. If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Pilgrim America Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.



     9. Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Funds' then-current prospectus.



     10. Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.


                                  DISTRIBUTIONS

As noted in the Prospectus, the Fund's shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of the same class at the then current net asset value with no sales charge. Alternatively, a shareholder can elect at any time to receive dividends and/or capital gains distributions in cash. In the absence of such an election, each purchase of shares of the Fund is made upon the condition and understanding that the Fund's Transfer Agent is automatically the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                              TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations incident to an investment in the Fund.

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loaned, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of the following assets held for less than three months: (i) stock and securities, (ii) options, futures and forward contracts (other than options, futures and forward contracts on foreign currencies), and (iii) foreign currencies (and options, futures and forward contracts on foreign currencies) which are not directly related to the Fund's principal business of investing in stocks and securities (or options and futures with respect to stock or securities); (c) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets in invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (d) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.


The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.


The status of the Fund as a regulated investment company does not involve government supervision of management or of their investment practices, or policies. As a regulated investment company, the Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes as dividends to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.



Distributions

Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income are not expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been hold by a shareholder, and are not eligible for the dividends-received deduction. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, including capital gain dividends, declared in October, November or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain an described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Original Issue Discount/Market Discount

Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income is subject to the distribution requirements of the Code.

Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Foreign Currency Transactions


Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders as ordinary income. For examples fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares, or as capital gain.

Options and Hedging Transactions

Certain options and financial contracts in which the Fund may invest are

"section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders an ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Requirements relating to the Fund's tax status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options and foreign currency forward contracts.

Sale of Shares

Upon the sale or taxable exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and generally will be long-term if the shareholder's holding period for the shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a-period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of capital gain dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.


Backup Withholding


The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he in not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.


Other Taxes

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.


                             PERFORMANCE INFORMATION

The Fund may, from time to time, include "total return" or "yield" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                               P(1 + T)^n = ERV

where:

     P =   a hypothetical initial payment of $1,000,
     T =   the average annual total return,
     n =   the number of years, and
     ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                              2[((a-b)/cd+1)^6-1]

where:

   a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
   d =  the maximum offering price per share on the last day of the period.


Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

The Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based.

Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Additional Performance Quotations. Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns and yields are based on past results and are not necessarily a prediction of future performance.

Performance Comparisons. In reports or other communications to shareholders or in advertising material, the Fund may compare the performance of its Class A, Class B, and Class M shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If the Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.


The average annual rate of return of the Class A shares of the Fund for the one, five and ten year periods ended June 30, 1996 was 7.31%, 11.99% and 8.46%, respectively. The average total return for the Class B and Class M shares for the period from commencement of sales (July 17, 1995) through June 30, 1996, was 5.40% and 7.06%, respectively.


                              GENERAL INFORMATION

The Articles of Incorporation of the Company dated July 7, 1969, a copy of which is on file in the office of the Secretary of the State of Maryland, authorizes the issuance of shares of the Fund. The Company's authorized capital stock consists of 500,000,000 shares of $.10 par value each, of which 200,000,000 shares are classified as shares of the Fund, 200,000,000 shares are classified as shares of Pilgrim America MagnaCap Fund, and 100,000,000 shares are not classified. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. Each share of the Fund has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. Shares of the Company do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Directors can elect all Directors and the remaining shareholders would not be able to elect any Directors.

The Board of Directors may classify or reclassify any unissued shares of the Fund into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications, of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

The Board of Directors may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Directors of the Company by written notice to shareholders of such series or class.

The overall management of the business of the Fund is vested with the Board of

Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operations of the Fund are delegated to the Fund's officers subject to the investment objective and policies of the Fund, the general supervision of the Company's Board of Directors and the applicable laws of the State of Maryland.

Generally, there will not be annual meetings of shareholders. Shareholders may remove Directors from office by votes cast at a meeting of shareholders or by written consent.

Custodian. The cash and securities owned by the Fund are held by Investors Fiduciary Trust Company, Kansas City, Missouri, as Custodian, which takes no part in the decisions relating to the purchase or sale of the Fund's portfolio securities.

Independent Auditors. KPMG Peat Marwick LLP, 725 South Figueroa Street, Los Angeles, California 90017, acts as independent auditors for the Fund.

Legal Counsel. Legal matters for the Fund are passed upon by Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005.

Other Information. The Fund is registered with the SEC as a management investment company. Such registration does not involve supervision of the management or policies of the Fund. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission, and copies of such information may be obtained from the Commission upon payment of the prescribed fee or examined at the Commission in Washington, D.C. without charge.




Investors in the Fund will be kept informed of its progress through periodic reports showing diversification of portfolio, statistical data and any other significant data. Financial statements audited by independent public accountants will be submitted to shareholders at least annually.


                              FINANCIAL STATEMENTS


The Financial Statements of the Fund for the year ended June 30, 1996 are incorporated herein by reference from the Fund's 1996 Annual Report to Shareholders. Copies of the Fund's Annual Report may be obtained without charge by contacting the Fund at Two Renaissance Square, Suite 1200, 40 North Central Avenue, Phoenix, Arizona 85004, 1-800-331-1080.

                       STATEMENT OF ADDITIONAL INFORMATION

                               ____________, 1996


                          PILGRIM AMERICA MAGNACAP FUND
                       Two Renaissance Square, Suite 1200
                             40 North Central Avenue
                             Phoenix, Arizona 85004
                                 (800) 331-1080

Pilgrim America MagnaCap Fund (the "Fund") is a diversified series of Pilgrim America Investment Funds, Inc., an open-end management investment company (the "Company"). The principal investment objective of the Fund is to seek growth of capital, and dividend income as a secondary investment consideration. Preservation of capital also is an important consideration in attaining these objectives. While the Fund's investments will generally be in common stocks, in periods of stock market weakness the Fund may establish a defensive position to preserve capital by having all or any part of its assets invested in high quality short-term fixed income securities or retained in cash or cash equivalents.


A Prospectus for the Fund, dated ___________, 1996, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund or the Fund's Principal Underwriter, Pilgrim America Securities, Inc. (the "Distributor"), at the address listed above. This Statement of Additional Information is not a prospectus. It is intended to provide you additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's Prospectus. Copies of the Prospectus may be obtained at no charge by calling (800) 331-1080.


                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
History of the Fund..........................................................2
Investment Objectives and Policies...........................................2
Investment Restrictions......................................................4
Directors and Officers.......................................................5

Principal Shareholders.......................................................8

Management of the Fund.......................................................8
Pilgrim America Group.......................................................10
Distribution Plan...........................................................10
Execution of Portfolio Transactions.........................................12
Additional Purchase and Redemption Information .............................14
Determination of Share Price................................................18
Shareholder Services and Privileges.........................................19
Distributions...............................................................20

Tax Considerations..........................................................20
Performance Information.....................................................23

General Information.........................................................25

Financial Statements........................................................26

                               HISTORY OF THE FUND

Pilgrim America MagnaCap Fund (the "Fund") is a diversified series of Pilgrim America Investment Funds, Inc. (the "Company"), a Maryland corporation that was organized in 1969. The Company consists of two series, the Fund and Pilgrim America High Yield Fund. Shares of the Fund may be purchased through independent financial professionals, national and regional brokerage firms and other financial institutions ("Authorized Dealers") or by completing the Fund's investment application and having the Authorized Dealer forward it to the Fund's Transfer Agent.


                       INVESTMENT OBJECTIVES AND POLICIES

The following discussion of investment policies supplements the Fund's investment objectives and policies set forth in the Prospectus under the heading "The Fund's Investment Objectives and Policies."

General

As noted in the Prospectus, the principal objective of the Fund is to attain growth of capital, with dividend income as a secondary consideration. Preservation of capital also is an important consideration in seeking to obtain these objectives. There is, of course, no assurance that the Fund's objectives will be achieved since all investments are inherently subject to market risk.

Common Stock, Convertible Securities and Other Equity Securities

The Fund will invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives the Fund the right to vote on issues affecting the company's organization and operations.

The Fund may also buy other types of equity securities such as convertible securities, preferred stock, and warrants or other securities that are exchangeable for shares of common stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks.

Repurchase Agreements

The Fund may use any portion of its assets invested in U.S. Government securities, and concurrently enter into repurchase agreements with respect to such securities. Such repurchase agreements will be made only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of these repurchase agreements are usually quite short, from overnight to one week, while the underlying securities generally have longer maturities.

The Fund will always receive as collateral for such repurchase agreements, U.S. Government securities acceptable to it whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian Bank. If the seller defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the value of the Fund's total assets would be invested in such repurchase agreements.

Lending of Portfolio Securities

In order to generate additional income, the Fund may lend its portfolio securities in an amount up to 33-1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with Pilgrim America Investments, Inc. (the "Investment Manager"). The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.

Foreign Securities

Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.

Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation, regular and confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

Although the Fund will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Manager will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income or may impose other taxes. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Fund on these investments. However, these foreign withholding taxes are not expected to have a significant impact on the Fund, since the Fund's investment objective is to seek growth of capital, and dividend income as a secondary consideration.

There are certain additional risks in owning foreign securities, including those resulting from: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; (iv) reduced availability of public information concerning issuers; (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; and (vi) limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Banking Industry Obligations

The Fund may invest in banking industry obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits, with a maturity of one year or less. The Fund will not invest in obligations issued by a bank unless

(i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

Portfolio Turnover

In seeking growth of capital, the Fund reserves the right to dispose of any security without regard to the period of time it has been held, and to take short- or long-term profits when such action is consistent with its objectives and with sound investment practice. The Fund may at times take prompt advantage of changes in market environment or purchase securities based primarily upon short-term market considerations; however, its principal objective is to seek long-term gains.


During its fiscal years ended June 30, 1994, 1995, and 1996, the Fund's annual total portfolio turnover was 7%, 6% and 15%, respectively. The annual turnover rate of the Fund's portfolio is generally expected to be less than 100%, although it may be in excess of 100% in years when the Fund has taken a significant defensive position. The turnover rate may vary greatly from year to year as well as within a year, and may also be affected by cash requirements for redemptions of Fund shares, and by the necessity of maintaining the Fund as a regulated investment company under the Internal Revenue Code in order to receive favorable tax treatment.


Diversification

The Fund is a diversified investment company, which means that it meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.


                            INVESTMENT RESTRICTIONS

The following additional fundamental policies and investment restrictions have been adopted by the Fund and cannot be changed without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     The Fund may not:

     (1)  Engage in the underwriting of securities of other issuers.

     (2) Invest in "restricted securities" which cannot in the absence of an exemption be sold without an effective registration statement under the

Securities Act of 1933, as amended.

     (3) Engage in the purchase and sale of interests in real estate, commodities or commodity contracts (although this does not preclude marketable securities of companies engaged in these activities).

     (4) Engage in the making of loans to other persons, except (a) through the purchase of a portion of an issue of publicly distributed bonds, debentures or other evidences of indebtedness customarily purchased by institutional investors or (b) by the loan of its portfolio securities in accordance with the policies described under "Lending of Portfolio Securities."

     (5) Borrow money except from banks for temporary or emergency purposes, and then not in excess of 5% of the value of its total assets.

     (6) Mortgage, pledge or hypothecate its assets in any manner, except in connection with any authorized borrowings and then not in excess of 10% of the value of its total assets.

     (7) Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of its portfolio transactions.

     (8) Effect short sales, or purchase or sell puts, calls, spreads or straddles.

     (9) Buy or sell oil, gas, or other mineral leases, rights or royalty contracts, or participate on a joint or joint and several basis in any securities trading account.

     (10) Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     (11) Invest more than 25% of the value of its total assets in any one industry.

     (12) Purchase or retain in its portfolio any security if an Officer or Director of the Fund or its investment manager owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and in the aggregate such persons own beneficially more than 5% of the outstanding securities of such issuer.

     (13) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies or investment techniques, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors without shareholder approval. The Fund will limit its investments in warrants, valued at the lower of cost or market, to 5% of its net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. The Fund will not engage in the purchase or sale of real estate or real estate limited partnerships. The Fund also will not make loans to other persons unless collateral values are continuously maintained at no less than 100% by "marking to market" daily.


                             DIRECTORS AND OFFICERS

The Board of Directors of the Company is elected by the shareholders. The Board has responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Directors, in turn, elect the Officers of the Company who are responsible for administering the day-to-day operations of the Fund. Current Directors and Officers of the Company, and their affiliations and principal occupations during the past five years, are:


Mary A. Baldwin, Ph.D, 2525 E. Camelback Road, Suite 200, Phoenix, Arizona 85016. (Age 55.) Director. Realtor, The Prudential Arizona Realty, for more than the last five years. Ms. Baldwin is also Treasurer, United States Olympic Committee, and formerly was on the teaching staff at Arizona State University. Ms. Baldwin also is a director or trustee of each of the funds managed by the Investment Manager.



Al Burton, 2300 Coldwater Canyon, Beverly Hills, California 90210. (Age 67.) Director. President of Al Burton Productions, for more than the last five years, and Executive Producer, Castle Rock Entertainment. Mr. Burton also is a director or trustee of each of the funds managed by the Investment Manager.



Bruce S. Foerster, 4045 Sheridan Avenue, Suite 432, Miami Beach, Florida 33140. (Age 55.) Director. President, South Beach Capital Markets Advisory Corporation (since January 1995). Mr. Foerster was formerly Managing Director, U.S. Equity Syndicates Desk, Lehman Brothers (June 1992 - December 1994) and Managing Director, Equity Transactions Group/Equity Syndicate, PaineWebber Incorporated (September 1984 - May 1992). Mr. Foerster also is a director or trustee of each of the funds managed by the Investment Manager.



Jock Patton, 100 West Clarendon, Phoenix, Arizona 85013. (Age 50.) Director. President, StockVal, Inc. (1992 - present); director and co-owner, StockVal, Inc. (1982 - present); director of Artisoft, Inc. Mr. Patton was formerly a partner and director of the law firm of Streich, Lang, P.A. (1972 - 1992). Mr. Patton is also a director or trustee of each of the funds managed by the Investment Manager.



*Robert W. Stallings, Two Renaissance Square, 12th Floor, 40 North Central Avenue, Phoenix, Arizona 85004. (Age 46.) Chairman, Chief Executive Officer and President. Chairman, Chief Executive Officer and President of Pilgrim America Group, Inc. ("Pilgrim America Group") and a director of Pilgrim America Securities, Inc. and Pilgrim America Investments, Inc. (since December 1994). Chairman, Chief Executive Officer and President of Pilgrim America Masters Series, Inc., Pilgrim America Bank and Thrift Fund, Inc., Pilgrim Government Securities Income Fund, and Pilgrim America Prime Rate Trust (since April 1995). Chairman and Chief Executive Officer of Express America Holdings Corporation (since August 1990) and Express America Mortgage Corporation (since May 1991) and President of Express America Holdings Corporation and Express America Mortgage Corporation (since December 1993). Mr. Stallings formerly was Chairman and Chief Executive Officer of First Western Partners, Inc., a consulting and management services firm to financial institutions and private investors (February 1990 - December 1991) and Chairman and Chief Executive Officer of Western Savings & Loan Assoc. (April 1989 - February 1990). Mr. Stallings also is a director or trustee of each of the funds managed by the Investment Manager.


* Interested person of the Fund, as defined in the Investment Company Act of 1940, as amended.


The Fund pays each Director who is not an interested person, the Fund's pro rata share, as described below, of (i) an annual retainer of $20,000; (ii) $1,500 per quarterly and special Board meeting; (iii) $500 per committee meeting; (iv) $100 per special telephonic meeting; and (v) out-of-pocket expenses. During the fiscal year ended June 30, 1996, the Fund paid an aggregate of $15,628 to the Directors. The pro rata share paid by the Fund is based on the Fund's average net assets for the previous quarter as a percentage of the average net assets of the Company and all the funds managed by the Investment Manager for which the Directors serve in common as directors/trustees.


Compensation of Directors


The following table sets forth information regarding compensation of Directors by the Fund and other funds managed by the Investment Manager for the fiscal year ended June 30, 1996. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any fund managed by the Investment Manager. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves.


                               Compensation Table

                         Fiscal Year Ended June 30, 1996


===================================================================================================
                                                             Pension or                  Total
                                                             Retirement               Compensation
                                                              Benefits    Estimated       From
                                                Aggregate     Accrued      Annual      Registrant
                                               Compensation  As Part of   Benefits      and Fund
                                                   from         Fund        Upon      Complex Paid
          Name of Person, Position              Registrant    Expenses   Retirement   to Directors
---------------------------------------------------------------------------------------------------


Mary A Baldwin, Director...............(1)(3)     $3,967        N/A          N/A         $23,800
                                                                                        (5 boards)

---------------------------------------------------------------------------------------------------

Al Burton, Director....................(2)(3)     $3,967        N/A          N/A         $23,800
                                                                                        (5 boards)

---------------------------------------------------------------------------------------------------

Bruce S. Foerster, Director............(1)(3)     $3,966        N/A          N/A         $23,900
                                                                                        (5 boards)

---------------------------------------------------------------------------------------------------

Jock Patton, Director..................(3)(4)     $3,728        N/A          N/A         $22,400
                                                                                        (5 boards)

---------------------------------------------------------------------------------------------------

Robert W. Stallings, Director and Chairman(1)(5)    $0          N/A          N/A           $0
                                                                                        (5 boards)

===================================================================================================

-----------------------
(1)  Current Board member, term commencing April 7, 1995.


(2)  Board member since 1985.


(3)  Member of Audit Committee.


(4)  Current Board member, term commencing August 28, 1995.


(5) "Interested person", as defined in the Investment Company Act of 1940. As an interested person of the Fund, Mr. Stallings will not receive any compensation as a Director.




Officers


James R. Reis, Executive Vice President
Two Renaissance Square, 12th Floor, 40 North Central Avenue, Phoenix, Arizona 85004. (Age 39.)

Vice Chairman (since December 1994) and Executive Vice President (since April
1995) of Pilgrim America Group and Pilgrim America Investments, Inc. and a director (since December 1994) and Assistant Secretary (since January 1995) of Pilgrim America Securities, Inc. Executive Vice President of Pilgrim America Masters Series, Inc., Pilgrim America Bank and Thrift Fund, Inc., Pilgrim America Prime Rate Trust, and Pilgrim Government Securities Income Fund, Inc. (since April 1995). Vice Chairman and Chief Financial Officer of Express America Holdings Corporation (since December 1993) and President and Chief Financial Officer of Express America Holdings Corporation (May 1991 - December 1993). Mr. Reis is also Vice Chairman (since December 1993) of Express America Mortgage Corporation and formerly was President (May 1991 - December 1993), and he was also the President and Chief Financial Officer of First Western Partners, Inc. (February 1990 - December 1991).



Stanley Vyner, Executive Vice President
Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 46.) Mr. Vyner has served as President and Chief Executive Officer for Pilgrim America Investments, Inc. since August, 1996, Executive Vice President of Pilgrim America Group since August, 1996, and Executive Vice President of Pilgrim America Bank and Thrift Fund, Inc., Pilgrim America Masters Series, Inc., and Pilgrim Government Securities Income Fund, Inc. He served as Chief Executive Officer of HSBC Asset Management Americas, Inc. until December,

1995, and prior to that was the Chief Executive Officer of HSBC Life Assurance Co., the largest provider of retirement services in Hong Kong, where Mr. Vyner worked for nearly 11 years. An actuary by profession, Mr. Vyner earned his Honors Degree in Economics from Edinburgh University, UK. He is a Fellow of the Faculty of Actuaries.



James M. Hennessy, Senior Vice President and Secretary
Two Renaissance Square, 12th Floor, 40 North Central Avenue, Phoenix, Arizona 85004. (Age 46.) Senior Vice President and Secretary, Express America Holdings Corporation, Pilgrim America Group and Secretary, Pilgrim America Investments, Inc. and Pilgrim America Securities, Inc. (since April 1995). Senior Vice President and Secretary, Pilgrim America Masters Series, Inc., Pilgrim America Bank and Thrift Fund, Inc., Pilgrim America Prime Rate Trust, and Pilgrim Government Securities Income Fund, Inc. (since April 1995). Senior Vice President, Express America Mortgage Corporation (June 1992 - August 1994). Mr. Hennessy was also the President of Beverly Hills Securities Corp. (January 1990
- June 1992).



Michael J. Roland, CPA, Senior Vice President and Treasurer.
Two Renaissance Square, 12th Floor, 40 North Central Avenue, Phoenix, Arizona 85004. (Age 37.) Senior Vice President and Chief Financial Officer of Pilgrim America Group, Inc., Pilgrim America Investments, Inc. and Pilgrim America Securities, Inc. (since April 1995). Senior Vice President and Treasurer of Pilgrim Government Securities Income Fund, Inc., Pilgrim America Bank and Thrift Fund, Inc., Pilgrim America Masters Series, Inc. and Pilgrim America Prime Rate Trust (since April 1995). From July 1994 through December 1994, Partner at the consulting firm of Corporate Savings Group in Newport Beach, California. From 1992 to June 1994, Vice President of Pacific Financial Asset Management Corp. Funds in Newport Beach, California. From 1988 to 1992, Director of Financial Reporting for Pacific Mutual Life Insurance Company in Newport Beach, California.



                             PRINCIPAL SHAREHOLDERS


As of September 30, 1996, the Directors and Officers of the Fund owned less than 1% of any class of the Fund's outstanding shares. As of September 30, 1996, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Fund, except with respect to the Class A shares of the Fund, Merrill Lynch, Pierce, Fenner & Smith Inc., P.O. Box 45286, Jacksonville, Florida 32232-5286, owned 15.52% of the shares.

                             MANAGEMENT OF THE FUND


Investment management and administrative services are provided to the Fund by the Investment Manager pursuant to an Investment Management Agreement (the "Agreement") dated April 7, 1995. Pursuant to the Agreement, the Investment Manager furnishes the Fund with investment advice and investment management and administrative services with respect to the Fund's assets, including the making of specific recommendations as to the purchase and sale of portfolio securities, furnishes office space and most personnel needed by the Fund, and in general supervises and manages the Fund's investments subject to the ultimate supervision and direction of the Company's Board of Directors.


As compensation for the foregoing services, the Investment Manager is paid monthly a fee equal to 1.00% per annum of the average daily net assets of the Fund on the first $30 million of net assets. The annual rate is reduced to 0.75% on net assets from $30 million to $250 million; to 0.625% on net assets from $250 million to $500 million; and to 0.50% on net assets over $500 million. As of June 30, 1996, the total net assets of the Fund were approximately $248 million.


The Fund pays its own operating expenses, which are not assumed by the Investment Manager, such as fees of its custodian, transfer and shareholder servicing agent; costs of pricing and calculating its daily net asset value and of maintaining its books of account required by the 1940 Act; expenditures in connection with meetings of the Fund's shareholders, except those called to accommodate the Investment Manager; salaries of officers and fees and expenses of Directors who are not affiliated with or interested persons of the Investment Manager; insurance premiums on property or personnel of the Fund which inure to its benefit; salaries of personnel of the Fund who are involved in placing orders for the execution of the Fund's portfolio transactions, shareholder servicing and in maintaining registration of its shares under state securities laws; trade association dues; the cost of preparing and printing reports and proxy statements of the Fund for distribution to its shareholders; legal and accounting fees; fees and expenses of registering and maintaining registration of its shares for sale under Federal and applicable state securities laws; preparing and sending prospectuses to existing shareholders; and all other expenses in connection with the issuance, registration and transfer of its shares.


The Investment Manager will reduce its aggregate fees for any fiscal year, or reimburse the Fund, to the extent required so that the Fund's expenses do not exceed the expense limitations applicable to the Fund under the securities laws or regulations of those states or jurisdictions in which the Fund's shares are registered or qualified for sale. Currently, the most restrictive of such expense limitations would require the Investment Manager to reduce its respective fees, or to reimburse the Fund, to the extent required so that the Fund's expenses, as described above, for any fiscal year do not exceed 2.50% of the first $30 million of the Fund's average daily net assets, 2.00% of the next $70 million of the Fund's average net assets and 1.50% of the Fund's remaining average net assets. Expenses for purposes of this expense limitation include the management fee, but exclude distribution expenses, brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, paid or incurred by the Fund. In addition, the Fund has been granted a variance that permits it to exclude certain shareholder servicing expenses from this limitation. The Fund's expense limitation may change to reflect changes in the expense limitations of the state having the most restrictive limitation in which shares of the Fund are registered for sale. For the fiscal year ended June 30, 1996 and the fiscal period April 7, 1995 to June 30, 1995, the Fund paid management fees to the current Investment Manager of approximately $1,805,000 and $376,473. For the fiscal period July 1, 1994 to April 7, 1995 and the fiscal year ended June 30, 1994, the Fund paid management fees to the former manager of approximately $1,181,463 and $1,556,000, respectively. During the period of April 7, 1995 to June 30, 1995, the Fund made no reimbursements to the current Investment Manager for the costs of personnel involved with recordkeeping and daily net asset value calculations, portfolio trading, shareholder servicing, and state securities regulation and compliance. During the period of July 1, 1994 to April 7, 1995 and the fiscal year ended June 30, 1994, the Fund reimbursed the former manager approximately $21,397 and

$23,000, respectively, for the costs of personnel involved with recordkeeping and daily net asset value calculations, portfolio trading, shareholder servicing, and state securities regulation and compliance.


The Agreement was approved on April 7, 1995, and will continue in effect for an initial period of two years and thereafter from year to year so long as such continuance is approved at least annually by (1) the Fund's Board of Directors or a vote of a majority of the outstanding voting securities of the Fund, and
(2) the vote of a majority of the Fund's Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time, without penalty, by either the Fund or the Investment Manager, upon sixty (60) days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Distributor


Shares of the Fund are distributed by Pilgrim America Securities, Inc. (the "Distributor") pursuant to a Distribution Agreement between the Fund and the Distributor. The Distribution Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Fund. The Fund and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an Authorized Dealer. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Fund. See the Prospectus for information on how to purchase and sell shares of the Fund, and the charges and expenses associated with an investment.



                             PILGRIM AMERICA GROUP


The Investment Manager and the Distributor are wholly-owned subsidiaries of Pilgrim America Group, a Delaware corporation, which in turn is a wholly-owned subsidiary of Express America Holdings Corporation, a Delaware corporation the shares of which are traded on the NASDAQ National Market System. Express America Holdings Corporation is a holding company that through its subsidiaries engages in the financial services business, focusing primarily on the business of providing investment advisory, administrative and distribution services to mutual funds and closed-end investment companies. The Investment Manager also acts as the investment manager to Pilgrim America Masters Series, Inc., Pilgrim Government Securities Income Fund and Pilgrim America High Yield Fund, open-end investment companies, and to Pilgrim America Bank and Thrift Fund, Inc. and Pilgrim America Prime Rate Trust, closed-end investment companies. As of June 30, 1996, total assets under management in the Pilgrim America Group were approximately $1.5 billion.



On May 16, 1991, Express America acquired a now discontinued mortgage banking operation from the Resolution Trust Corporation ("RTC") following a competitive bidding process. On December 8, 1995, the RTC filed a complaint in the United States District Court of Arizona against Express America, its Chief Executive Officer, who is also Chairman and an officer of the Trust, its Chief Financial Officer, who is also an officer of the Trust, and others, including Smith Barney, Harris Upham & Co., Incorporated and Rauscher Pierce Refsnes, Inc. The RTC's complaint alleges various irregularities in the bidding process and the closing of the acquisition. The RTC has asked for at least $20 million in actual damages and at least $60 million in punitive damages from all defendants.



Express America and the officers have advised the Trust that they believe they have meritorious defenses to the claims brought by the RTC, and that the litigation is unlikely to have a material adverse effect on the operations of the Investment Manager.

                               DISTRIBUTION PLAN


The Fund has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to each class of shares of the Fund ("Rule 12b-1 Plan"). The Fund intends to operate the Rule 12b-1 Plan in accordance with its terms and the

National Association of Securities Dealers, Inc. ("NASD") Rules concerning sales charges. Under the Rule 12b-1 Plan, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, and Class M shares in amounts not to exceed the following: with respect to Class A shares at an annual rate of up to 0.30% of the average daily net assets of the Class A shares of the Fund; with respect to Class B shares at an annual rate of up to 1.00% of the average daily net assets of the Class B shares of the Fund; and with respect to Class M shares at an annual rate of up to 1.00% of the average daily net assets of the Class M shares of the Fund. The Board of Directors has approved under the Rule 12b-1 Plan payments of the following amounts to the Distributor each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, and Class M shares as follows: (i) with respect to Class A shares at an annual rate equal to 0.30% of the average daily net assets of the Class A shares of the Fund; (ii) with respect to Class B shares at an annual rate equal to 1.00% of the average daily net assets of the Class B shares of the Fund; and (iii) with respect to Class M shares at an annual rate equal to 0.75% of the average daily net assets of the Class M shares of the Fund. Of these amounts, fees equal to an annual rate of 0.25% of the average daily net assets of the Fund are for shareholder servicing for each of the classes.



Under the Rule 12b-1 Plan, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at the annual rate of 0.25%, 0.25%, and 0.65% of the Fund's average daily net assets of Class A, Class B, and Class M shares, respectively, that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A or B shares and in the 1st month following purchase of Class M shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, and Class M shares of the Fund, including payments to Authorized Dealers for selling shares of the Fund and for servicing shareholders of these classes of the Fund. Activities for which these fees may be used include: preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; and costs of administering the Rule 12b-1 Plan.


In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of the Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Distributor will be reimbursed for its actual expenses incurred under the Rule 12b-1 Plan, with respect to Class A shares. With respect to Class B shares and Class M shares, the Distributor will receive payment without regard to actual distribution expenses it incurs.


In addition to providing for the expenses discussed above, the Rule 12b-1 Plan also recognizes that the Investment Manager and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's shares and other funds managed by the Investment Manager. In some instances, additional compensation or promotional incentives may be offered to dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund or other funds managed by the Investment Manager and/or other events sponsored by dealers.



The Rule 12b-1 Plan has been approved by the Board of Directors, including all of the Directors who are not interested persons of the Fund as defined in the 1940 Act, and by the Fund's shareholders. Each Rule 12b-1 Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be committed to the Directors who are not interested persons. The Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors or by a vote of a majority of the Fund's outstanding shares on 60 days' written notice. The Distributor or any Authorized Dealer may also terminate its respective distribution or service agreement at any time upon written notice.



In approving each Rule 12b-1 Plan, the Board of Directors has determined that differing distribution arrangements in connection with the sale of new shares of the Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board of Directors, including those Directors who are not interested persons of the Fund, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plan, as tailored to each class of the Fund, will benefit the Fund and the shareholders.


Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors who are not interested persons of the Fund, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distributor is required to report in writing to the Board of Directors at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.


Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of the Fund's Class A shares for the fiscal year ended June 30, 1996 were $2,766,263, including expenses for: advertising - $107,373; salaries and commissions - $1,537,402; printing, postage, and handling
- $380,686; brokers' servicing fees - $516,714; and miscellaneous and other promotional activities - $224,088. Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of the Fund's Class B shares for the fiscal year ended June 30, 1996 were $46,518, including expenses for: advertising -- $1,806; salaries and commissions -- $25,853; printing, postage, and handling -- $6,402; brokers' servicing fees - - $8,689; and miscellaneous and other promotional activities -- $3,768. Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of the Fund's Class M shares for the fiscal year ended June 30, 1996 were $6,484, including expenses for: advertising -- $252; salaries and commissions -- $3,604; printing, postage, and handling -- $892; brokers' servicing fees -- $1,211; and miscellaneous and other promotional activities -- $525. Of the total amount incurred by the Distributor during the last year, $1,198,767 was for the costs of personnel of the Distributor and its affiliates involved in the promotion and distribution of the Fund's shares.


Under the Glass-Steagall Act and other applicable laws, certain banking institutions are prohibited from distributing investment company shares. Accordingly, such banks may only provide certain agency or administrative services to their customers for which they may receive a fee from the Distributor under a Rule 12b-1 Plan. If a bank were prohibited from providing such services, shareholders would be permitted to remain as Fund shareholders and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other service then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


                       EXECUTION OF PORTFOLIO TRANSACTIONS


In all purchases and sales of securities for the portfolio of the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Management Agreement, the Investment Manager determines, subject to the instructions of and review by the Board of Directors of the Company, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Manager, a better price and execution can otherwise be obtained by using a broker for the transaction.


In placing portfolio transactions, the Investment Manager will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. The Investment Manager seeks to obtain the best commission rate available from brokers which are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to the Fund and/or the Investment Manager, and provide other services in addition to execution services. The Investment Manager considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Manager under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the NASD. Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.


While it will continue to be the Fund's general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for the Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund or the Investment Manager, even if the specific services were not imputed just to the Fund and were useful to the Investment Manager in advising other clients. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Manager to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Fund or assist the Investment Manager in carrying out its responsibilities to the Fund.


During the Fund's last three fiscal years ended June 30, 1994, 1995, and 1996, total brokerage commissions paid by the Fund amounted to approximately $95,000,

$96,732, and $113,000 respectively. The Fund does not intend to effect any brokerage transaction in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Investment Manager, except for any sales of portfolio securities that may legally be made pursuant to a tender offer, in which event the Investment Manager will offset against the management fee a part of any tender fees that legally may be received by such affiliated broker-dealer.

Investment decisions for the Fund are made independently from those of the other funds in the Pilgrim America Group, although it is possible that at times identical securities will be acceptable for more than one of such funds. Simultaneous transactions may be effected when the same security is considered suitable for the investment objectives of more than one of these funds. However, the position of each fund in the same issuer may vary and the length of time that each fund may choose to hold its investment in the same issuer may likewise vary. Due to the cash position of a fund at any given time, an acceptable security for investment by such fund may not in fact be purchased by that fund at the same time or at all. To the extent any of the funds seeks to acquire the same security at the same time, one or more of the funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. Similarly, a fund may not be able to obtain as high a price for, or as large an execution of, an order to sell a particular security if one or more of the other funds desires to sell the same security at the same time. If more than one of such funds simultaneously purchases or sells the same security, each day's transactions in such security will be averaged as to price and allocated between such funds in accordance with the total amount of such security being purchased or sold by each of such funds. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.

A broker or dealer utilized by the Investment Manager may furnish statistical, research and other information or services that are deemed by the Investment Manager to be beneficial to a Fund's investment programs. Research services received from brokers supplement the Investment Manager's own research, and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Investment Manager and to the Fund's Board Members with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include providing equipment used to communicate research information, arranging meetings with management of companies and providing access to consultants who supply research information.

The outside research assistance is useful to the Investment Manager since the brokers utilized by the Investment Manager as a group tend to follow a broader universe of securities and other matters than the Investment Manager's staff can follow. In addition, this research provides the Investment Manager with a diverse perspective on financial markets. Research services which are provided to the Investment Manager by brokers are available for the benefit of all accounts managed or advised by the Investment Manager. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. The Investment Manager is of the opinion that because the broker research supplements, rather than replaces, its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Investment Manager would have purchased any such research services had such services not been provided by brokers, the expenses of such services to the Investment Manager could be considered to have been reduced accordingly. Certain research services furnished by brokers or dealers may be useful to the Investment Manager with respect to clients other than a specific Fund. The Investment Manager is of the opinion that this material is beneficial in supplementing the Investment Manager's research and analysis, and, therefore, it may benefit a Fund by improving the quality of the investment advice. The advisory fees paid by a Fund are not reduced because the Investment Manager receives such services.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


Shares of the Fund are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Fund's transfer agent, Investors Fiduciary Trust Company ("Transfer Agent"), plus, for Class A and Class M shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. The Distributor may, from time to time, at its discretion, allow the selling dealer to retain 100% of such sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. The Distributor, at its expense, may also provide additional promotional incentives to dealers in connection with sales of shares of the Fund and other funds managed by the Investment Manager. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state.


Certain investors may purchase shares of the Fund with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by the Fund consistent with the Fund's investment policies and restrictions. These transactions only will be effected if the Investment Manager intends to retain the security in the Fund as an investment. Assets so purchased by the Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Fund reserves the right to amend or terminate this practice at any time.

Special Purchases at Net Asset Value


Class A or Class M shares of the Fund may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A or Class M shares of the Fund (or shares of other funds managed by the Investment Manager, in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Fund's Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.



Class A or M shares may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unrelated mutual fund on which a sales charge was paid or which were subject, at any time, to a Contingent deferred Sales Charge.


Class A or Class M shares of the Fund may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that the Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company (an "eligible authority"). If an investment by an eligible authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Fund (or the other funds in the Pilgrim America Group), the Distributor may pay the selling firm 0.25% of the amount invested.



Shareholders of Pilgrim America General Money Market Shares who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M shares of the Fund or other funds in the Pilgrim America Group may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M shares of the Fund at its current net asset value, without a sales charge.


Officers, directors and bona fide full-time employees of the Fund and officers, directors and full-time employees of the Investment Manager, the Distributor, the Fund's service providers or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Manager, may purchase Class A or Class M shares of the Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. The Fund may, under certain circumstances, allow registered investment advisers to make investments on behalf of their clients at net asset value without any commission or concession.



Class A or M shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another Participating Fund or from Pilgrim America Prime Rate Trust.


Letters of Intent and Rights of Accumulation


An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of the Fund or any fund in the Pilgrim America Group which offers Class A shares, Class M shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one fund in the Pilgrim America Group will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the

Investment Manager's Funds (excluding Pilgrim America General Money Market Shares) acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.



An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to 5.75% of the total intended purchase will be held in escrow at Pilgrim America Group, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly to the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.


If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.


The value of shares of the Fund plus shares of the other funds distributed by the Distributor (excluding Pilgrim America General Money Market Shares) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform Gifts to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies, registered investment advisers, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

The reduced sales charge also applies on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

Shares of the Fund and other funds of the Pilgrim America Group (excluding Pilgrim America General Money Market Shares) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

Redemptions

Payment to shareholders for shares redeemed will be made within three days after receipt by the Fund's Transfer Agent of the written request in proper form, except that the Fund may suspend the right of redemption or postpone the date of payment as to the Fund during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC" or the "Commission") or such Exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the Commission making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the Commission may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event the Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days' written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where the Fund has previously waived the minimum investment requirements.

The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Conversion of Class B Shares


A shareholder's Class B shares will automatically convert to Class A shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes.

                          DETERMINATION OF SHARE PRICE

As noted in the Prospectus, the net asset value and offering price of the Fund's shares will be determined once daily as of the close of trading on the New York Stock Exchange (4:00 p.m. New York time) during each day on which that Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the last reported bid price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by or under the direction of the Board of Directors of the Company. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

The value of the foreign securities traded on exchanges outside the United States is based upon the price on the exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of the Fund's valuation). Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. The calculation of net asset value of the Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to the Fund or its agents after the time that net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time when the Fund's net asset value is determined may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the management and approved in good faith by the Board of Directors.

In computing the Fund's net asset value, all liabilities incurred or accrued are deducted from the Fund's total assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class M shares. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

Orders received by dealers prior to the close of trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of trading on that Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of trading on the New York Stock Exchange will be confirmed at the next computed offering price as described in the Prospectus.

                       SHAREHOLDER SERVICES AND PRIVILEGES

As discussed in the Prospectus, the Fund provides a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of the Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the Fund. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

For investors purchasing shares of the Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of the Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. SHAREHOLDERS MAY RELY ON THESE STATEMENTS IN LIEU OF CERTIFICATES. CERTIFICATES REPRESENTING SHARES OF THE FUND WILL NOT BE ISSUED UNLESS THE SHAREHOLDER REQUESTS THEM IN WRITING.

Self-Employed and Corporate Retirement Plans


For self-employed individuals and corporate investors that wish to purchase shares of the Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that Investors Fiduciary Trust Company, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the Fund.) The annual contract maintenance charge may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Fund. Employers who wish to use shares of the Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.


Individual Retirement Accounts


Investors having earned income are eligible to purchase shares of the Fund under an Individual Retirement Account ("IRA") pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Fund). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Fund. An IRA using shares of the Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in

Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code.

It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.



Telephone Redemption and Exchange Privileges



   As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.



     1. Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).



     2. Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180.



     3. Pilgrim America Group will not permit exchanges in violation of any of the terms and conditions set forth in the Funds'
     Prospectus or herein.



     4. Telephone redemption requests must meet the following conditions to be accepted by Pilgrim America Group:



          (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous sixty (60) days.



          (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.



          (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a 30 day period.



          (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $50,000.



          (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.



     5. If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Pilgrim America Fund being acquired.



     6. Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.



     7. Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to Pilgrim America and deposited into your account before any transaction may be processed.



     8. If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Pilgrim America Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.




     9. Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Funds' then-current prospectus.



     10. Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.


                                  DISTRIBUTIONS

As noted in the Prospectus, the Fund's shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of the same class at the then current net asset value, with no sales charge. Alternatively, a shareholder can elect at any time to receive dividends and/or capital gains distributions in cash. In the absence of such an election, each purchase of shares of the Fund is made upon the condition and understanding that the Fund's Transfer Agent is automatically the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.


                               TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations incident to an investment in the Fund.

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loaned, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of the following assets held for less than three months: (i) stock and securities, (ii) options, futures and forward contracts (other than options, futures and forward contracts on foreign currencies), and (iii) foreign currencies (and options, futures and forward contracts on foreign currencies) which are not directly related to the Fund's principal business of investing in stocks and securities (or options and futures with respect to stock or securities); (c) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets in invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (d) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.


The status of the Fund as a regulated investment company does not involve government supervision of management or of their investment practices, or policies. As a regulated investment company, the Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes as dividends to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.



Distributions

Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund's dividend income from U.S. corporations and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been hold by a shareholder, and are not eligible for the dividends-received deduction. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, including capital gain dividends, declared in October, November or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain an described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Passive Foreign Investment Companies

The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income in investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well an certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

Foreign Withholding Taxes

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries.

Sale of Shares

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and generally will be long-term if the shareholder's holding period for the shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a-period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or capital gain dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.



Backup Withholding


The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he in not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.


Other Taxes

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.


                             PERFORMANCE INFORMATION

The Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)(n) = ERV

where:
          P =       a hypothetical initial payment of $1,000,
          T =       the average annual total return,
          n =       the number of years, and
          ERV =     the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by- year basis).

Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                              2[((a-b)/cd+1)(6)-1]

where:

   a =   dividends and interest earned during the period,
   b =   expenses accrued for the period (net of reimbursements),
   c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
   d =   the maximum offering price per share on the last day of the period.

Additional Performance Quotations

Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns are based on past results and are not necessarily a prediction of future performance.

Performance Comparisons


In reports or other communications to shareholders or in advertising material, the Fund may compare the performance of its Class A, Class B, and Class M shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If the Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

The average total return for Class A shares of the Fund for the one-, five-, and ten-year periods ended June 30, 1996 was 14.30%, 12.75%, and 10.52%, respectively. The total return for the Class B and Class M Shares for the period from July 17, 1995 (commencement of sales) through June 30, 1996, was 14.00% and 15.06%, respectively.



                               GENERAL INFORMATION

The Underwriting Agreement between the Fund and the Distributor was approved on April 7, 1995, and will continue from year to year thereafter if approved at least annually (i) by the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Fund and (ii) by a majority of the Directors of the Company who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated without penalty by either party on 60 days' written notice and shall automatically terminate in the event of its assignment as defined in the 1940 Act. The Distributor is a wholly-owned subsidiary of Pilgrim America Group, Inc.


The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Fund and have no effect on the net asset value of the Fund. For the fiscal years ended June 30, 1994, 1995, and 1996, total commissions allowed to other dealers were approximately $171,000, $96,732, and $954,329 respectively. For the fiscal year ended June 30, 1996 and the fiscal period April 7, 1995 to June 30, 1995, the current Distributor retained approximately $23,160 and $11,049 or approximately 2.37% and 4.06% of the total commissions assessed on shares of the Fund. For the period July 1, 1994 to April 7, 1995 and the fiscal year ended June 30, 1994 the former distributor retained approximately $4,952 and $171,000, or approximately 1.82% and 5.7%, respectively, of the total commissions assessed on purchases of the Fund.


Shares of the Fund are acquired at net asset value by Investors Fiduciary Trust Company, Kansas City, Missouri, as Custodian for Pilgrim Investment Plans, a unit investment trust for the accumulation of shares of the Fund. As of June 30, 1995, less than 2% of the Fund's then total outstanding shares were held by said Custodian for the account of such plan holders.

Capitalization -- The Company's authorized capital stock consists of 500,000,000 shares of $.10 par value each, of which 200,000,000 shares are classified as shares of the Fund, 200,000,000 shares are classified as shares of Pilgrim America High Yield Fund, and 100,000,000 are not classified. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. The Board of Directors may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

Non-Cumulative Voting -- The shares of the Company have non-cumulative voting rights which means that holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting for the election of the Directors will not be able to elect any person or persons to the Board of Directors.

Custodian -- The cash and securities owned by the Fund are held by Investors Fiduciary Trust Company, 127 W. 10th Street, Kansas City, Missouri 64105, as Custodian, which takes no part in the decisions relating to the purchase or sale of the Fund's portfolio securities.

Legal Counsel -- Legal matters for the Fund are passed upon by Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005.

Independent Auditors -- KPMG Peat Marwick LLP, 725 South Figueroa Street, Los Angeles, California 90017, acts as independent auditors for the Fund.

Other Information -- The Company is registered with the SEC as a management investment company. Such registration does not involve supervision of the management or policies of the Fund by any governmental agency. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission and copies of such information may be obtained from the Commission upon payment of the prescribed fee or examined at the Commission in Washington, D.C. without charge.




Investors of the Fund will be kept informed of its progress through semi-annual reports showing diversification of portfolio, statistical data and any other significant data, including financial statements audited by independent certified public accountants.



                              FINANCIAL STATEMENTS


The financial statements of the Fund for the fiscal year ended June 30, 1996 are incorporated herein by reference from the Fund's 1996 Annual Report to Shareholders dated June 30, 1996.

                                     PART C

PART C.   OTHER INFORMATION

ITEM 24.  Financial Statements and Exhibits

          List all financial statements and exhibits filed as part of the Registration Statement

          (a)  Financial statements:

               In Part A:

               Financial Highlights

               In Part B:

               Financial Statements for the Registrant's Pilgrim America MagnaCap Fund series are incorporated by reference from that Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1996 (audited). Financial Statements for the Registrant's Pilgrim America High Yield Fund series are incorporated by reference from that Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1996 (audited).

               In Part C:

               None.

          (b)  Exhibits

               Exhibits filed under Registration Statement on Form N-1 and Amendments thereto filed on Forms N-1 and N-1A are hereby incorporated by reference into this post-effective amendment.

          (c)  Exhibits filed herein are:

               (2)  Amended and Restated Bylaws

               (11) Consent of Independent Auditors -- KPMG Peat Marwick LLP

               (27) Financial Data Schedules


ITEM 25.  Persons Controlled by or under Common Control with Registrant

          None.

ITEM 26.  Number of Holders of Securities


          The following information is given as of August 31, 1996.

          Title of Class                          Number of Record Holders
          --------------                          ------------------------
          Pilgrim America MagnaCap Fund
               Class A                                    18,015
               Class B                                       295
               Class M                                       130

          Pilgrim America High Yield Fund
               Class A                                     1,440
               Class B                                        90
               Class M                                        65

ITEM 27.  Indemnification

          Reference is made to Article VIII, Section 8 of the Registrant's By-Laws previously filed as Exhibit 2 to the Fund's Registration Statement on Form N-1, which exhibit is incorporated herein by reference.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, a suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  Business and Other Connections of Investment Adviser

          The Investment Manager also serves as investment adviser to Pilgrim Government Securities Income Fund, Inc., Pilgrim America Masters Series, Inc., Pilgrim America Prime Rate Trust and Pilgrim America Bank & Thrift Fund, Inc. Certain of the officers and Directors of the Registrant's investment adviser also serve as officers and/or Directors for other investment companies in the Pilgrim America Family of Funds and with Pilgrim America Group, Inc. and its subsidiaries. For additional information, please see Parts A and B.

ITEM 29.  Principal Underwriters


     (a) Pilgrim America Securities, Inc. is the principal underwriter for the Registrant.

     (b) The following are directors and officers of Pilgrim America Securities, Inc. The principal address of these persons is Two Renaissance Square, 12th Floor, 40 North Central Avenue, Phoenix, Arizona 85004.

                                   Positions and             Positions and
                Name          Offices with Distributor   Offices with Registrant
                ----          ------------------------   -----------------------
     Daniel A. Norman.......  President and Chairman      Senior Vice President
                                of the Board

     James M. Hennessy......  Senior Vice President and   Senior Vice President
                                Secretary                   and Secretary

     James R. Reis..........  Director and                Executive Vice
                                Assistant Secretary         President

                                   Positions and             Positions and
                Name          Offices with Distributor   Offices with Registrant
                ----          ------------------------   -----------------------
     Michael J. Roland......  Senior Vice President and   Vice President and
                                Chief Financial Officer     Treasurer

     Robert W. Stallings....  Director                    Chairman, Chief
                                                            Executive Officer
                                                            and President

     (c)  Not applicable.

ITEM 30.  Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 will be kept by the Registrant or its Shareholder Servicing Agent. (See Parts A and B).

ITEM 31.  Management Services

There are no management-related service contracts not discussed in Parts A and B.

ITEM 32.  Undertakings

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 37 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix and State of Arizona, on the 29th day of October, 1996.

                                   PILGRIM AMERICA INVESTMENT FUNDS, INC.


                                   By:  /s/ Robert W. Stallings
                                        ___________________________________
                                        Robert W. Stallings
                                        Chairman

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

     Signature                     Title                           Date
     ---------                     -----                           ----

By: /s/ Robert W. Stallings   Chairman, President and Director  October 29, 1996
    -----------------------   (Principal Executive Officer)
    Robert W. Stallings


By: /s/ Michael J. Roland     Treasurer and                     October 29, 1996
    -----------------------   Principal Accounting Officer
    Michael J. Roland

    ______________________    Director                          October 29, 1996
    Mary A. Baldwin*


    ______________________    Director                          October 29, 1996
    Al Burton*


    ______________________    Director                          October 29, 1996
    Bruce S. Foerster*


    ______________________    Director                          October 29, 1996
    Jock Patton*


*    By:  /s/ Robert W. Stallings
          ______________________

          Robert W. Stallings
          Attorney-in-Fact

                                 EXHIBIT INDEX


Exhibit

(2)  Amended and Restated Bylaws

(11) Consent of Independent Auditors -- KPMG Peat Marwick LLP

(27) Financial Data Schedules